UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Check  the  appropriate  box:

[X]     Preliminary  information  statement
[_]     Confidential,  for  use  of  the  Commission  only (as permitted by Rule
14c-6(d)(2))
[  ]     Definitive  information  statement

                                 NETJ.COM, CORP.
                (Name of Registrant as specified in Its Charter)

Payment  of  filing  fee  (check  the  appropriate  box):

[_]     No  fee  required

[X]     Fee  computed  on  table  below per Exchange Act Rules 14c-5(g) and 0-11


(1) Title of each class of securities to which transaction applies: Common Stock, $0.01 par value
(2) Aggregate number of securities to which transaction applies: 12,000,000 shares of Common Stock
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: $0.04 per share
(4)     Proposed  maximum  aggregate  value  of  transaction:  $480,000
(5)     Total  fee  paid:  $96

[  ]     Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1)     Amount  previously  paid:
(2)     Form,  schedule  or  registration  statement  no.:
(3)     Filing  party:
(4)     date  filed:

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                                TABLE OF CONTENTS

I.     LETTER  TO  NETJ.COM  SHAREHOLDERS                                      2

II.     SUMMARY  SHEET                                                         3

A.     Parties  Involved                                                       3
B.     Key  Terms  of  the  Transaction                                        3
C.     Additional  Conditions  for  Closing                                    4
D.     Basis  For  Acquisition  of  ZooLink                                    4
E.     Vote  Required  For  Approval  of  the  Transaction                     4
F.     Federal  Tax  Consequences  of  the  Transaction                        5

III.     THE  PLAN  OF  SHARE  EXCHANGE                                        6

A.     The  Parties  to  the  Agreement  and  Plan  of  Share  Exchange        6
B.     The  Proposed  Acquisition  of  ZooLink                                 6
C.     Recommendation And Reasons of the NETJ Board For Engaging in the
       Transaction.                                                            7
D.     Material  Terms  of  Agreement  and  Plan  Of  Share  Exchange          7
       1.     Conditions  to  the  Acquisition
       2.     Termination  of  Acquisition
       3.     Change  in  Control
       4.     Related  Transactions  to  the  Acquisition
       5.     Business  of  ZooLink
E.     Regulatory  Approvals  Required                                        30
F.     Federal  Tax  Consequences  of  the  Transaction                       30
G.     Consideration  Offered  To  Security  Holders                          31

IV.     ELECTION  OF  DIRECTORS                                               31

A.     Election  of  Directors                                                31
B.     Stock  Ownership  and  Certain  Beneficial  Owners  and Management     31
C.     Directors  and  Executive  Officers                                    32
D.     Executive  Compensation                                                32
E.     Interests  of  Certain  Persons  in  Matters  to  be  Acted  Upon      33

V.     CHANGE  OF  CORPORATE  NAME                                            33

VI.     RATIFICATION  OF  APPOINTMENT  OF  AUDITORS                           33

VII.     GENERAL  INFORMATION                                                 34

A.     Date,  Time,  and  Place  Information                                  34
B.     Dissenter's  Rights  of  Appraisal                                     34
C.     Voting  Securities                                                     34

SIGNATURES                                                                    35

INDEX  TO  ATTACHEMENTS                                                       36

Annex  A.     Share  Exchange  Agreement  between  NetJ.com,  Corp.,
              ZooLink Communications Ltd., and the Shareholders of ZooLink
Annex  B.     2001  Annual  Report  for  NetJ  on  Form  10-KSB
Annex  C.     June  30,  2002  Quarterly  Report  for  NetJ  on  Form  10-QSB
Annex  D.     June  30,  2002  Audited  Financial  Statements  for  ZooLink
Annex  E.     Pro-forma  statements  as  at  June  30,  2002  for  NetJ

                                 NETJ.COM, CORP.
                       34700 Pacific Coast Hwy., Suite 303
                          Capistrano Beach, CA   92624

October  21,  2002


Dear  Shareholder:

The purpose of this letter is to inform you of consent resolutions approved in writing by a majority of our stockholders, in lieu of a special or annual meeting of stockholders. A majority of our stockholders have approved the following proposed corporate actions:

1. To approve the acquisition of the issued and outstanding shares of stock of ZooLink Communications Ltd., in exchange for the issuance of12,000,000 shares of our common stock, subject to the terms and conditions set forth in the Share Exchange Agreement attached as Annex "A" of the attached Information Statement.

2. To approve the election of Wendy Paige and James J. Melillo as sole directors of NetJ.

3. To amend our Articles of Incorporation to change our corporate name to ZooLink Corporation, or a substantially similar name.

4. To appoint Deloitte & Touche LLP as the independent auditors of NetJ for the fiscal year ending June 30, 2003, subject to the completion of the acquisition of ZooLink.

The holders of a majority of the outstanding common stock holding approximately 52.83% of the outstanding shares of our common stock (the "Majority Stockholders"), have executed a written consent in favour of the actions described above. This consent will satisfy the stockholder approval requirement for the proposed action and allows us to take the proposed action on or after November 21, 2002. Under federal law the corporate action to be taken pursuant to the shareholder consents cannot be taken until at least 20 days after this Information Statement has first been sent to shareholders.

WE  ARE  NOT  ASKING  FOR  A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Our board of directors has fully reviewed and unanimously approved by resolution the actions in connection with the above-referenced acquisition of ZooLink and has determined that the share consideration to our stockholders is fair.

The accompanying Information Statement is being furnished to shareholders of record on October 21, 2002 of NetJ.com, Corp. for information purposes, in connection with the actions described above. Please read the accompanying Information Statement carefully.


By  Order  of  the  Board  of  Directors,

/s/Wendy  Paige
   Wendy  Paige,  President

                                II. SUMMARY SHEET

The following summary highlights selected information from this Information Statement and may not contain all the information that is important to you. If you wish to understand the transaction fully, you should carefully read this entire Information statement and the documents to which it refers.

SHARE  EXCHANGE  WITH  ZOOLINK

A.  Parties  Involved

NetJ.com, Corp. is a Nevada corporation that is not currently engaged in any substantial activity other than the search for a possible merger or acquisition candidate. NetJ is a public company whose securities trade on the National Quotation Bureau's Pink Sheets quotation service. Information about us can be found in our public filings that can be accessed electronically by means of the Securities and Exchange Commission's website, http://www.sec.gov, or at other Internet sites such as http://freeedgar.com, as well as by other means from the offices of the SEC.

ZooLink Communications Ltd. is a federally incorporated Canadian corporation carrying on business as an Internet service provider as well as providing server co-location services. ZooLink has been offering dial-up, fibre-optic and high-speed wireless Internet connectivity since August of 1998. Recently ZooLink has been focusing its expansion plan on the acquisition of data centers for server co-location services.

B.  KEY  TERMS  OF  THE  TRANSACTION

Subject  to  the  terms  and conditions of the Share Exchange Agreement, we will acquire all of the issued and outstanding shares in the capital of ZooLink in exchange for 12,000,000 post-consolidated shares of our common stock. On completion of the acquisition, the officers and directors nominated by ZooLink will replace our officers and directors, and the stockholders of ZooLink will collectively hold a majority of our common stock. Accordingly the transaction is considered a reverse merger as our existing activities and management will be replaced by the business and management of ZooLink. On closing of the acquisition ZooLink will be a wholly owned subsidiary of NetJ. The Share Exchange Agreement is attached to this Information Statement as Annex "A". The following table summarizes the share capital reorganization required as a condition to the closing of the acquisition.

SHARE TRANSACTIONS PRIOR TO CLOSE     PRE-CONSOLIDATION          POST-CONSOLIDATION (100 FOR 1)
IN CHRONOLOGICAL ORDER                ISSUED AND OUTSTANDING     ISSUED AND OUTSTANDING
-----------------------------------------------------------------------------------------------

Initial Issued and Outstanding . .              12,108,000
-----------------------------------------------------------------------------------------------
Issuance for Debt Settlement . . .              14,000,000
TOTAL ISSUED AND OUTSTANDING . . .              26,108,000
-----------------------------------------------------------------------------------------------
100 for 1 consolidation  9/30/2002                                                261,080
-----------------------------------------------------------------------------------------------
Share round-up from reverse. . . .                                                274,439
-----------------------------------------------------------------------------------------------
Issuance for Debt to Wendy Paige .                                             11,008,920
TOTAL ISSUED AND OUTSTANDING . . .                                             11,283,359
-----------------------------------------------------------------------------------------------
Issuance for Debt to Indiasa, S.A.                                             10,000,000
TOTAL ISSUED AND OUTSTANDING . . .                                             21,283,359
-----------------------------------------------------------------------------------------------
S8 Issuance for Long-Term Debt . .                                              8,380,000
TOTAL POST DEBT ISSUED AND OUT . .                                             29,663,359
-----------------------------------------------------------------------------------------------
Shares to be Canceled at Closing .                                            -21,148,359
PRE-TOTAL ISSUED AND OUTSTANDING .                                              8,515,000
-----------------------------------------------------------------------------------------------
Issuance of New Investment Shares.                                             12,000,000
POST-TOTAL ISSUED AND OUTSTANDING.                                             20,515,000
-----------------------------------------------------------------------------------------------

The table above contemplates the following steps prior to and at closing of the acquisition of ZooLink: (i) the issuance of 14,000,000 shares at $0.005 per share, in exchange for the settlement of $70,000 of debt recorded on our balance sheets; (ii) the consolidation of our share capital on the basis of one new share for each one-hundred existing shares; (iii) the settlement of $502,218 of debt recorded on our balance sheet in exchange for the issuance of 11,008,920 shares at $0.0456 per share, post-consolidation; (iv) the issuance of 10,000,000 at $0.011 per share post-consolidation, against a $110,000 cash advance applied to settle debt recorded on our balance sheet of $421,012; (v) the settlement of $184,905 of debt recorded on our balance sheet in exchange for the issuance of 8,380,000 shares at $0.02175 per share, post consolidated shares; (vi) the cancellation of 21,148,359 post consolidated shares of our common stock; (vii) the issuance of 12,000,000 new investment shares in exchange for each 1.3957 ZooLink share. The number of new investment shares to be issued in exchange for ZooLink shares assumes that all outstanding special warrants of ZooLink will be converted into common shares of ZooLink prior to closing of the acquisition.

On closing, NetJ will change its name to ZooLink Corporation. or a similar name, and obtain a new CUSIP number and symbol from the NASD. By written consent of a majority of our shareholders of record as at October 21,2002, the acquisition of ZooLink was approved in accordance with Nevada corporate laws.

C.  ADDITIONAL  CONDITIONS  FOR  CLOSING

The closing of the acquisition of ZooLink by NetJ (the "Acquisition") is subject to a number of conditions being met, including the approval of the Board of Directors of each of NetJ and ZooLink and the completion of a satisfactory due diligence investigation by each party. The closing is also subject to ZooLink obtaining the consent of no less than 90% of its common shareholder and special warrant holders to voluntarily tender their shares to NetJ, and settlement of all material debt recorded on the books of NetJ.

The Share Exchange will become effective upon approval and adoption by us and ZooLink, in the manner provided by the law of our places of incorporation and constituent corporate documents, and upon filing Articles of Exchange with the Nevada government. The Closing date of the acquisition is currently expected to be November 21, 2002, subject to extension by the parties.

Prior to the closing of the acquisition, ZooLink is required to obtain the agreement of all its security holders to deliver shares of ZooLink held by them to NetJ on closing of the transaction. Accordingly, the share exchange will be voluntary on the part of ZooLink security holders. Any shareholders of ZooLink that do not wish to participate in the share exchange may request dissenters rights, in which case they may be entitled to receive the fair market value of their shares payable in cash.

D.  BASIS  FOR  ACQUISITION  OF  ZOOLINK

NetJ currently has no business operations or material assets. The acquisition of ZooLink will result in us carrying on the business of ZooLink, being that of an Internet Services Provider and server co-location provider. Based upon the business plan and expansion potential of ZooLink, our current board of directors believes that ZooLink represents a suitable target for acquisition.

E.  VOTE  REQUIRED  FOR  APPROVAL  OF  TRANSACTION

Section 78.565 of the Nevada Revised Statutes provides that the actions of a corporation may be approved upon such terms and conditions as its board of directors may deem expedient and for the best interests of the corporation when authorized by a vote of the holders of a majority of the stock. Section 78.320 of the Nevada law permits stockholders to approve such an action by written consent without the necessity of a shareholders meeting. Both approvals have been made.

F.  U.S.  FEDERAL  TAX  CONSEQUENCES  OF  THE  TRANSACTION

The transaction between ZooLink and NetJ appears to meet the Internal Revenue Code requirements for a tax free reorganization in the United States. The transaction is considered to be a reverse merger in which there is no gain or loss recognized by the U.S. resident stockholders of NetJ. In addition, there should be no taxable gain for our shareholders, but each shareholder should rely upon independent tax advise.

ELECTION  OF  DIRECTORS

Shareholders have approved the re-election of Wendy Paige and James J. Melillo as the directors of the Company to constitute the Board of Directors.

CHANGE  OF  CORPORATE  NAME

In connection with the acquisition of ZooLink, shareholders have approved a name change from NetJ, Corp. to ZooLink, Corporation.

APPROVAL  OF  CHANGE  OF  AUDITOR

In connection with the acquisition of ZooLink, shareholders have approved the appointment of Deloitte & Touche as the auditors of the company, such appointment to take effect subsequent to the closing of the acquisition of ZooLink. If the acquisition does not complete, NetJ will retain its current auditors, Chisholm & Associates.

                                 NETJ.COM, CORP.
                       34700 Pacific Coast Hwy., Suite 303
                          CAPISTRANO BEACH, CA   92624

                        INFORMATION STATEMENT PURSUANT TO
                         SECTION 14(c) OF THE SECURITIES
                            EXCHANGE ACT OF 1934 AND
                          RULE 14C PROMULGATED THERETO

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

                           III. PLAN OF SHARE EXCHANGE

A.  THE  PARTIES  TO  THE  AGREEMENT  AND  PLAN  OF  EXCHANGE.

NetJ.com  Corp.
Additional information about our company can be found in our annual report filed on Form 10-KSB and our interim report for the period ending June 30, 2002 filed on Form 10-QSB. These reports are attached as Annex B and Annex C respectively.

ZooLink  Communications  Ltd.

ZooLink Communications is a privately held Canadian corporation that was incorporated in August of 1998. ZooLink is an Internet Service Provider, with a recent change in focus to development and commercialization of a replicable data centre business unit model, targeting the server co-location market. The principal shareholder of the company is Ali Shawkat, who holds approximately 46% of the issued and outstanding common stock of ZooLink. ZooLink's principal executive office is located at #1800, 1055 West Hastings Street, Vancouver, British Columbia, V6E 2E9.

B.  THE  PROPOSED  ACQUISITION  OF  ZOOLINK.

NetJ has entered into a Share Exchange Agreement which sets forth the terms and conditions of the proposed Acquisition of all of the issued and outstanding shares of ZooLink from ZooLink shareholders, whereby ZooLink will become a wholly-owned subsidiary of NetJ. In exchange for the acquisition of the ZooLink shares, NetJ will issue 12,000,000 post-consolidated shares of NetJ common stock to the shareholders of ZooLink. The consummation of the acquisition will occur no sooner than twenty (20) days after the date this Information Statement is first mailed to our current stockholders.

ZooLink shareholders who tender their shares on the closing of the Acquisition will receive 0.7165 shares of NetJ stock for each ZooLink share held by them, or they may request dissenter's rights and may receive the fair market value for their ZooLink shares in cash.

It is presently anticipated that upon consummation of the acquisition, the sole director and officer of ZooLink will become the initial director and officer of NetJ. Therefore, it is presently anticipated that no sooner than twenty (20) days after the date this Information Statement is first mailed to our current stockholders, the current Board of Directors will consist of Ali Shawkat. (See "Election of New Directors").

Required  Consent

Approval of the acquisition requires the consent of the holders of a majority of the outstanding shares of our common stock entitled to vote at any annual general meeting of stockholders as of the Record Date. The Majority Stockholders own approximately 52.83% of the outstanding shares of our common stock as of the Record Date, and have given their written consent to the acquisition of ZooLink and related transactions contemplated under the Share Exchange Agreement. Accordingly, the requisite stockholder approval was obtained by the execution of the Majority Stockholder's written consent resolution in favour of the Acquisition.

Background  of  the  Proposed  Acquisition  of  ZooLink

NetJ was incorporated in the State of Texas on August 24, 1995 and was reincorporated in the State of Nevada on January 23, 1998. We are not currently engaged in any substantial activity other than the search for a possible merger or acquisition candidate. Previously, in 1999 we ceased our activities in establishing an agency for the collection of accounts in the medical profession. Since then we have actively pursued a number of businesses in various sectors for acquisition and, as discussed below, chose to pursue an acquisition of ZooLink.

Our counsel, having conducted extensive due diligence was able to give us the appropriate information on which to base our decision to purpose a transaction whereby we would acquire 100% of the shares of ZooLink for the issuance of new investment shares. Our general legal counsel was then requested to assist with preparing a Share Exchange Agreement, a final copy of which is attached as Annex
A. Our Major Stockholders having 52.83% of the outstanding shares, agreed to approve this transaction by written consent as permitted by Nevada law.

C. RECOMMENDATION AND REASONS OF THE NETJ BOARD FOR ENGAGING IN THE ACQUISITION OF ZOOLINK.

The Board of Directors has given careful consideration to the Acquisition, the existing business operations of ZooLink, the future potential and plans of ZooLink, our current book value, the interest of our stockholders, and the risks of the Acquisition to our existing stockholders. Based on the foregoing considerations the Board of Directors believe the transactions contemplated by the Acquisition, including , but not limited to, the name change, are fair and in our best interests.

The Board of Directors believes NetJ will benefit from the Acquisition, with an immediate impact being the significant new operations and revenues, assets and stockholder's equity, as well as giving NetJ the ability to expand the operations of ZooLink.

D.  MATERIAL  TERMS  OF  THE  AGREEMENT  AND  PLAN  OF  SHARE  EXCHANGE.

The following describes the material terms of the Acquisition. This summary is qualified in its entirety to the full text of the Share Exchange Agreement, which is attached hereto as Annex "A". You are urged to read the entire agreement.

Completion  of  the  Acquisition

The Acquisition will be consummated and become effective when the Articles of Share Exchange are filed in accordance with Nevada State Laws and all closing requirements as specified in the Acquisition have been met.

Surviving  Corporations,  Articles  of  Incorporation  and  Bylaws

Both, NetJ and ZooLink shall survive the Acquisition and shall continue to be governed by the laws of each of their respective jurisdiction of incorporation or organization. The constating documents of each corporation will not change, other than the corporate name of NetJ will be changed to ZooLink, Corporation by filing of Articles of Amendment with the State of Nevada.

Directors  of  NetJ  after  the  Acquisition

It is presently anticipated that upon consummation of the Acquisition, our current board of directors will resign, and Ali Shawkat will become the sole initial director of NetJ.

Manner  and  Basis  of  Share  Exchange

Under the terms of the Share Exchange Agreement, on closing of the Acquisition, the ZooLink shareholders of record will receive one share of NetJ stock per
1.3957 shares of ZooLink owned. As the share exchange is being carried out on a voluntary basis, ZooLink shareholders who do not deliver their ZooLink Shares to NetJ on closing of the Acquisition may request dissenters rights.

Representations  and  Warranties

The Share Exchange Agreement contains customary representations and warranties of NetJ and ZooLink.

Reasonable  Efforts  to  Complete  the  Reorganization

It is contemplated that NetJ and ZooLink will use reasonable efforts to make all filings required and to use reasonable efforts to take all further actions necessary or desirable to effect the transactions contemplated by the Share Exchange Agreement.

NETJ  Obligations  Under  U.S.  Securities  Laws

NetJ is required to file this Information Statement with the Securities and Exchange Commission relating to the transactions contemplated by the Acquisition.

1.     CONDITIONS  TO  THE  ACQUISITION

Conditions  of  NetJ  and  ZooLink

The obligations of NetJ and ZooLink to complete the Acquisition are subject to the satisfaction or waiver of the following conditions:

(i) The required approvals of the shareholders and directors of NetJ and ZooLink shall have been obtained;

(ii) NetJ shall have completed the roll-back of its share capital on a 100 old for each new share basis;

(iii) NetJ shall have settled outstanding debt such that on closing of the acquisition NetJ will have no material debt. As at June 30, 2002 total debt recorded on NetJ's balance sheet was $1,294,183, $ Subsequent to that date NetJ settled $421,012 of debt by cash payment of $110,000. The cash payment was advanced to NetJ against the issuance of 10,000,000 post-consolidated NetJ shares. NetJ has also settled $757,123 of debt by the issuance of 19,648,920 shares of NetJ common stock calculated post-consolidation. Where shares are being issued in satisfaction of bona fide employment or consulting services, NetJ may register those shares under a Form S-8 where permitted under U.S. federal securities laws. NetJ currently expects that the remainder of any debt recorded on the June 30, 2002 balance sheet, and any debt incurred subsequent to that date will be forgiven. NetJ believes all remaining debt in the company to be forgiven is held by certain officers, consultants and professional advisors and accordingly does not anticipate any difficulties in obtaining forgiveness of these amounts;

(iv) The voluntary cancellation of such number of shares of NetJ shall have been completed by NetJ, such NetJ shall have no more than 8,515,000 issued and outstanding prior to the closing of the Acquisition and before the issuance of shares to the shareholders of ZooLink as provided by the Share Exchange Agreement;

2.     TERMINATION  OF  THE  ACQUISITION

The Acquisition is subject to termination prior to the closing in the following circumstances:

(i)     by  the  mutual  written  consent  of  NetJ  and  ZooLink;

(ii) by either party during the due diligence phase if due diligence investigations result in deficiencies that cannot be cured within a prescribed time;

(iii) by either ZooLink or NetJ in the event of a material breach of a representation, warranty, covenant or non-performance of a condition, by the other party, being either ZooLink or NetJ;

(iv) by either NetJ or ZooLink if the Acquisition does not close for any reason by the date which is 120 days after the date of the Share Exchange Agreement;

Both companies agree that in the event of termination that neither company will receive from each other any compensation for services rendered pursuant to the transaction, including but not limited to attorney's fees, auditor fees and any payments made by either company for the purposes of the transaction.

3.     CHANGE  IN  CONTROL

Pursuant to the Acquisition, NetJ will acquire ZooLink upon the terms and conditions set forth in the Share Exchange Agreement such that both corporations shall survive the Acquisition. As a result, ZooLink will become a wholly-owned subsidiary of NetJ. Pursuant to the Acquisition, we will issue 12,000,000 shares of our Common Stock, pro rata to the shareholders of ZooLink, which on issuance will represent approximately 58.5% of the issued capital of NetJ.

The number of shares of our Common Stock to be issued to shareholders of ZooLink assumes that all special warrants of ZooLink are exercised on or before the closing of the acquisition. ZooLink currently has 4,540,134 special warrants outstanding, each convertible without additional payment into one common share of ZooLink. Any special warrants that are not converted on or before the time of closing may subsequently be converted into shares of NetJ at the rate of
0.7165 NetJ shares for each ZooLink special warrant converted. ZooLink currently has 12,208,397 common shares issued and outstanding prior to conversion of the special warrants.

It is presently anticipated that upon consummation of the Acquisition, Wendy Paige and James Melillo, our current Board of Directors will resign and that Ali Shawkat will be appointed to the Board of Directors of NetJ. Therefore, it is presently anticipated that no sooner than twenty (20) days after the date of this Information Statement is first mailed to NetJ's stockholders, the Board of Directors of NetJ will consist of Ali Shawkat.

Due to the issuance of the NetJ shares to the ZooLink shareholders and the change in directors of NetJ, the acquisition will result in a change in control of NetJ effective on closing of the acquisition.

Upon completion of the Acquisition, the share consolidation, debt settlement and cancellation of NetJ stock, the ownership of our common stock by (i) the stockholders of ZooLink as a group, and (ii) the current NetJ stockholders, as a group, is estimated as follows:

Group of                        Number of Shares of               Percentage of
Stockholders                    our Common Stock                  Ownership
-------------------------------------------------------------------------------
ZooLink Stockholders . . . . .        12,000,000                     58.5%
-------------------------------------------------------------------------------
NetJ Stockholders. . . . . . .         8,515,000                     41.5%
-------------------------------------------------------------------------------
Total of all NetJ Stockholders        20,515,000                      100%
-------------------------------------------------------------------------------

4.     RELATED  TRANSACTIONS  TO  THE  ACQUISITION

The following transactions are conditions precedent to the closing of the acquisition of ZooLink. The information below is provided for informational purposes only. Certain transactions described below may have completed by the time you receive this statement.

A.  SHARE  CONSOLIDATION

General

The Board of Directors have deemed it in the best interests of NetJ to authorize a share consolidation whereby we will issue one new NetJ share for each 100 current NetJ shares held of record on the effective date of the consolidation. The consolidation was completed with an effective date of September 30, 2002 in accordance with the corporate laws of Nevada.

Purpose

The requirement for a share consolidation was negotiated between management for NetJ and management for ZooLink as a condition precedent to the closing of the acquisition of ZooLink.

Potential  Effects  of  the  Share  Consolidation

Upon completion of the consolidation each holder of our common stock immediately prior to the effectiveness of the consolidation, will be recorded as the holder of one share for each 100 shares held prior to the consolidation.

Although, the share consolidation would not by itself impact our assets or business, the consolidation could result in a decrease in the aggregate market value of our equity capital.

The share consolidation may result in some of our stockholders owning odd-lots of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

The change in the number of outstanding shares of our common stock due to the share consolidation will result in a reallocation between additional paid-in capital and share capital within the equity section in our balance sheet. The share consolidation in itself will have no material effect on our financial affairs and will not impact the rights of the holders of our common stock.

Shares  of  Common  stock  Issued  and  Outstanding

On the effectiveness of the share consolidation, the number of shares of our common stock issued and outstanding was reduced from 26,108,000 shares to 274,439 after rounding up fractional shares.

On the effective date of the consolidation, each stock certificate representing shares of our common stock before such date would be deemed for all corporate purposes to evidence ownership of the reduced number of shares of our common stock resulting from the share consolidation. Stockholders will be notified as to how and when to surrender their pre-consolidation share certificates in exchange for post-consolidation share certificates. Our transfer agent will act as our exchange agent in effecting the exchange of certificates.

Fractional  Shares

No fractional shares of our common stock will be issued to stockholders as a result of the share consolidation. Any totals resulting in fractional shares may be rounded up to the nearest whole share. Accordingly our total issued will be slightly higher as a result of round-ups.

Material  Income  Tax  Consequences

We believe that the share consolidation will not be a taxable transaction to us because the transaction qualifies for non-recognition under the Internal Revenue Code. We also believe that shareholders receiving post-consolidated shares will not recognize gain or loss as a result of the share consolidation. In the aggregate, each stockholder's basis will remain unchanged as a result of the consolidation.

B.  SETTLEMENT  OF  OUTSTANDING  DEBT  AND  FORM  S-8

Background  and  Purpose
As at the date hereof, we are indebted to certain officers, consultants, trade creditors and professional advisors in the aggregate amount of approximately $739,000. We have no present means of payment of the debt other than by issuance of our shares. The Share Exchange Agreement requires that we settle substantially all our debt as a condition precedent to closing of the Acquisition of ZooLink. Accordingly, the Board of Directors have deemed it in the best interests of NetJ to negotiate with creditors for the forgiveness of debt or settlement of debt by way of common stock. Pursuant to our negotiations, we have entered into agreements to issue an aggregate of up to 29,388,920 shares of our common stock to our creditors. The Share Exchange Agreement contemplates that we may register some or all of the stock to be issued on settlement of debt in cases where the debt is payable on account of bona fide employment or consulting services as defined in Form S-8 under the U.S. Securities Act of 1933. We currently expect to register 8,380,000 shares by filing a Form S-8 registration statement. Based on current negotiations, NetJ expects that approximately $116,048 of debt held by certain officers, consultants and professional advisors will be forgiven.

Potential  Effects  of  the  Debt  Stock  Issuance

The settlement of the outstanding debt will result in a dilution of our equity capital. The change in the number of outstanding shares of our common stock and the cancellation of the debt will result in an accounting adjustment to our balance sheet as liabilities are reduced and common stock and additional paid-in capital is increased. Upon the effectiveness of the debt settlement, the number of shares of our common stock issued and outstanding would be increased from 274,439 post consolidated shares to 29,663,359 shares. The settlement of the debt is a condition precedent to closing of the Acquisition of ZooLink.

C.  STOCK  CANCELLATION

General

A further condition precedent to the closing of the Acquisition of ZooLink is the cancellation of an aggregate of such number of shares of our common stock post-consolidation as necessary to arrive at 8,515,000 issued and outstanding on the closing. NetJ will obtain the consent of certain stockholders of NetJ to the cancellation of their shares of common stock in consideration of 15,000 shares presently held by the stockholders and the completion of the Acquisition of ZooLink. NetJ will require the consent of such participating stockholders to the cancellation of 21, 148,359 shares.

Potential  Effects  of  the  Stock  Cancellation

When implemented, the stock cancellation, will result in the stock holders owning an aggregate of 8,515,000 shares of our common stock calculated post-share consolidation.

The change in the number of outstanding shares of our common stock due to the stock cancellation will result in an accounting adjustment to our balance sheet. Our paid-in capital will not change, however the number of shares represented thereby would decrease.

D.  APPOINTMENT  OF  DIRECTOR

General

Information on our current directors is incorporated herein by reference to our Annual Report on Form 10K-SB prepared for the fiscal year ended December 31, 2001.

The Share Exchange Agreement provides that that upon consummation of the acquisition of ZooLink, the present directors and officers of NetJ will resign in favour of one or more directors and officers nominated by ZooLink Presently, ZooLink has indicated that it intends to nominate Mr. Ali Shawkat as sole director of NetJ.

The approval of the stockholders is not required for the appointment of Mr. Shawkat on closing of the Acquisition as the then existing board will resign and concurrently appoint Mr. Shawkat to fill a vacancy in the Board of Directors.

The appointment of new directors will take effect on closing of the acquisition of ZooLink. The Directors serve one year terms or until their successors are elected. NetJ currently does not have a standing audit, nominating or compensation committee of the Board of Directors or committees performing similar functions. All such functions are performed by the Board of Directors as a whole.

The following table summarizes Mr. Shawkat's shareholdings of NetJ prior to and upon completion of the acquisition of ZooLink.

Name and Present           Director Since     Amount and Nature    Percentage of     Share Ownership
   Office Held              of Beneficial        Class Before        After the
                          Ownership before      Reorganization     Reorganization
                         the Reorganization     (And Percent)
----------------------------------------------------------------------------------------------------
Ali Shawkat . . . . . .          N/A                  Nil               N/A             4,027,835
(proposed Director and.       (nominee)                                                  (19.63%)
President)
----------------------------------------------------------------------------------------------------


Biographical  Information  on  Nominee

Ali Shawkat, B.A.Sc. (Eng.), age 29. Ali Shawkat co-founded ZooLink and has been responsible for overseeing the day to day operations of the company. In March of 2002 Mr. Shawkat became the President and sole Director of ZooLink. He is responsible for the direction and growth plans of the company. Mr. Shawkat interned as an engineer with Vector Environmental Technologies, a private engineering consulting and construction project management company based in Reno, Nevada. Mr. Shawkat holds a Bachelor of Applied Science, B.A.Sc. (Eng.) from the University of British Columbia, Vancouver, B.C., Canada.

5.     BUSINESS  OF  ZOOLINK  &  FINANCIAL  INFORMATION


                    SUMMARY OF PRO FORMA FINANCIAL STATEMENTS

Accompanying  this Information Statement are the following financial statements:
(i) audited financial statements of NetJ as at December 31, 2001 and 2000, along with unaudited financial statements of NetJ as at June 30, 2002 and for the six month periods ended June 30, 2002 and 2001, and (ii) audited financial statements of ZooLink for the years ended August 30, 2001 and 2000 and the ten month period ended June 30, 2002, and (iii) pro forma consolidated balance sheet and statement of operations of NetJ as at June 30, 2002. The pro forma statements are presented to give effect to the acquisition under the purchase method of accounting, as if the transaction had occurred on June 30, 2002 for the balance sheet, and July 1, 2001 for the statement of operations, respectively.


                               BUSINESS OF ZOOLINK

The following information was provided to NetJ by ZooLink Communications Ltd. and is believed by management of NetJ's to be accurate based on a due diligence review of the business and operations of ZooLink. Use of the terms "we, our, us" where used in this section refers to ZooLink.

OVERVIEW

Since 1998, ZooLink Communications Ltd. has traditionally been a provider of internet access and networking services, more recently with an emphasis on high speed wireless connectivity within a wide area network. Our primary services include providing internet access over telecommunications lines, and over fixed wireless networks. We also offer web-hosting, server co-location, and managed hosting services.

In 2002 we implemented a new and unique business strategy focusing on the acquisition and upgrade of data centres. These next generation data centres will each operate as a replicable business unit with upgraded and packaged services being offered to customers. We use the term Intelligent Data Centers to describe these business units which will use our proprietary management software. These Intelligent Data Centers will serve as the platform for our Web based services including server co-location, web-hosting, dedicated hosting and related managed services. Our Intelligent Data Center strategy involves locating distressed data centres that can be acquired on favourable terms. The low cost acquisition costs provides us with a competitive advantage over other server co-location providers that incurred large expenses in developing a data centre and related infrastructure. The primary focus for sales of services using our Intelligent Data Center platforms will be of server co-location services. Server co-location is a growing segment of the internet services industry which we believe can achieve margins that are greater than other internet services offered by us. We believe that based on current market conditions, this strategy will permit ZooLink to operate its data centres at break-even levels at approximately 10% of capacity for any particular data centre unit. We plan to seek suitable data centres for acquisition in both the United States and Canada.

CORPORATE  HISTORY

ZooLink is a privately held Canadian corporation that began operations in 1998 as an Internet Service Provider, commonly referred to as an ISP. We were originally incorporated on August 31, 1998 under the name Zoo Link Communications Ltd. and subsequently changed our name to ZooLink Communications Ltd. on October 27, 1998. ZooLink was originally incorporated and governed by the provisions of the Company Act (British Columbia). In November 2000, we underwent a reorganization of our share capital prior to a financing and were continued under the Business Corporations Act (Canada).

Our head office and principal place of business is located at 1800 - 1055 West Hastings Street, Vancouver, British Columbia, Canada, V6E 2E9. Our registered office is located at 1200 - 750 West Pender Street, Vancouver, British Columbia, Canada, V6C 2T8. On August 1, 2001, ZooLink opened a second office located at 220 - 101 6th Ave SW, Calgary, Alberta, Canada, T2P 3P4.

INDUSTRY  OVERVIEW

We compete in the Internet services market. Since the commercialization of the Internet in the early 1990s businesses have rapidly established corporate Internet sites and connectivity as a means to expand customer reach and improve communications efficiency. Internet access service is still a fast growing segment of the global telecommunications services market. According to International Data Corporation, the number of Internet users world-wide is forecasted to grow to over 600 million by the year 2003. Internet access services represent the means by which Internet service providers interconnect users to the Internet or to corporate intranets and extranets. Access services include dial-up access for mobile workers and small businesses and high-speed dedicated access used primarily by mid-sized and larger organizations. In addition to Internet access services, Internet services providers are increasingly providing a range of value-added services, including shared and dedicated web hosting and server co-location, security services, and advanced applications such as IP-based voice, fax and video services.

A  description  of  the  industry  for  each  segment  we  compete  in  follows.

Value-added  Internet  services

Value-added services are required in order to establish a high quality, reliable Web site or to run a Web-based application on the Internet. Businesses with Web-centric operations must, among other things, procure and integrate sophisticated hardware and software, hire and retain an operations support staff or consultants, develop application specific technical skills, and have access to a secure, fault-tolerant physical location and redundant Internet connectivity. While it is possible for a business to assemble all of these elements in-house, many companies elect to outsource all or a portion of their Internet operations to companies offering hosting services. Hosting companies, in general, provide various infrastructure-related services, including secure, monitored data centers, uninterrupted power supply and high-speed network connectivity. These services can often be offered at a significant cost savings compared to maintaining them in-house. We categorize the market for outsourced Web hosting services into the following:

- Shared Hosting: Customers share server hardware, software and bandwidth with other customers. Shared hosting provides a price competitive entry point for individuals and businesses desiring a simple Web site.

- Dedicated Hosting: Customers are provided with a server including hardware, software and bandwidth, however the server is not shared with other users. This provides greater bandwidth and data storage ability to the customer.

- Co-location Hosting: Customers own their hardware, software and network equipment, which is housed off-site at the hosting company's facilities. The customers retain responsibility for the installation, management, upgrading and security of their hardware and Web sites. While co-location requires the customer to assume the majority of the responsibilities for the operation of its Web site, co-location has been and remains an attractive option for Web-centric companies with advanced in-house Internet expertise.

- Managed Hosting: Customers are provided a complete hosting solution. Unlike co-location, the service provider supplies the hardware, software, Network equipment and support necessary to run the Web site or application. Managed hosting today includes dedicated services as well as value-added services, such as firewall management, stress testing and consulting services. As Web-enabled IT solutions have become more complex, even large and technically astute businesses have found Internet technologies and applications a challenge to manage. For such companies, including many Fortune 2000 companies, managed hosting has become a preferred alternative.

A variety of companies, including other ISPs and large systems integrators, offer products and services that attempt to address Internet outsourcing needs. However, we believe the services offered by these companies fail to address certain elements required to ensure that customers' Internet operations are reliable, scalable and responsive. ISPs have traditionally focused on providing Internet access and many have not developed the technical expertise and physical resources to support mission-critical Web sites and applications. In addition, many large systems integrators focus primarily on large enterprises and traditional information technologies. As a result, we believe a significant opportunity exists for companies to provide a combination of complex hosting, outsourced applications management and professional consulting services that enable businesses to implement reliable, high-performance and cost effective Internet solutions.

Internet  Connectivity  Services

We also compete in the traditional telephone access and high-speed internet connectivity industry segment. We are seeking to establish ourselves as a leader in fixed wireless Internet connectivity. Fixed wireless refers to establishing fixed points within an area that communicate through wireless communications. Each point can in turn be connected to a local area network. For example, within a city, wireless antennae can be mounted atop office and residential hi-rises. Those antennae will receive and transmit data for end users within the network connected to the antennae. Wireless connectivity competes with other high-speed Internet connections, such as co-axial cable, dedicated telephone lines, satellite wireless and fibre optic cable. The advantage of fixed wireless is the relatively low cost of installation, as no hard wires or cable is required to be installed between buildings.

Recently, we have emphasized on the high-speed wireless market. According to research from International Data Corp. wireless Internet use is expected to grow rapidly through 2003. "Currently, there are about five million wireless Internet subscribers around the world. By 2003, there will be almost 330 million users, which would account for 55% of all users of the Internet, according to International Data Corp." [Source: Business Week, 5 June 2000, page EB16.]

We believe that the growing demand for access to information is shaping the future of wireless communications. To achieve the vision of truly mobile information, the next-generation of wireless services will provide higher voice quality, expanded coverage, seamless global roaming, high speed data, and a full range of broadband multimedia services, including full motion video, video conferencing, and Internet access. Additional services will include on-demand medical imaging, real-time road maps, and anytime, anywhere video conferencing. The design and deployment of such next generation systems will require new multimedia-capable networking, and specifications that ensure that the new wireless infrastructure is both specific enough to deliver planned services and flexible enough to provide services that have not been conceived.

The rapidly growing demand for high-speed communications capabilities is a global phenomenon. Even more so than in the United States and Canada, very few of the commercial office buildings in major cities abroad are directly connected to fiber or other broadband alternatives. At the same time, many countries are beginning to open up their communications markets to competition and to make available spectrum rights which are suited to broadband communications services. Therefore, we believe there is a significant first-to-market opportunity for us to obtain spectrum rights and sell our broadband communications services in selected markets abroad. We expect to use our experience in building and operating fixed wireless broadband networks to successfully compete in these overseas markets. For these reasons, we plan to acquire spectrum, build fixed wireless local networks and sell communications services and our other products and services in overseas markets.

The  effect  of  the  dot-com  era

In the 1990's, many new Internet businesses were founded and funding was readily available to permit these business to grow prior to achieving significant revenues or earnings. Many of these companies were ahead of their time in the services offered, or simply had a business model that could not be sustained without incurring expenses that exceeded revenues due to lack of demand or too much supply of similar services from competitors. This phenomena is commonly referred to as the Internet or technology bubble, and in the public markets was characterized by companies with unsustainable price to earnings ratios. The bubble burst, resulting in the loss of funding for many of these companies, who subsequently were forced to cease their existing Internet business. This burst represents a contradictory phase in the Internet services industry, where companies without funding or significant revenues are disappearing, or being acquired by their competitors at low valuations.

The contraction in the Internet services industry has presented opportunities for consolidation amongst service providers. Of particular interest to ZooLink is the contraction in co-location and hosting services. one aspect of this opportunity is a result of the significant number of data centres that were developed during the dot-com era at high cost. The high costs of these data centres meant that companies had to maintain operations of the data centre at near full capacity in order to break even. As too many data centres were built, excess capacity in the market has meant many companies failing or disposing of their Internet businesses. This has resulted, and continues to result, in the liquidation or sale of their data centres. Accordingly over-all capacity in the market is decreasing as data-centres are liquidated or consolidated into other operations.

We believe that fundamentally the Internet services industry is a growing industry. Hosting and managed services continue to become a recognized alternative to in-house solutions for many businesses in North America, and world-wide. These factors when combined suggest a unique opportunity now exists in the market to acquire and establish operations at data centres, at minimal cost. Based on current market pricing and availability, these salvaged data centres can operate at break-even at approximately 10% capacity. We believe this opportunity will last through the contraction phase of the Internet services industry.

A second opportunity that arises as a result of the contraction in the Internet services industry is the ability to consolidate operations among businesses in order to reduce excess capacity of data-centres, and increase earnings from operations of those data-centres.

OUR  SERVICES

 Co-Location

We are implementing a business strategy that focuses on server co-location services. Co-location will be offered from our upgraded Intelligent Data Centre platforms.

Our Intelligent Data Centres enable our customers to house their business-critical Internet servers in a state of the art data centre, providing them a high level of security, bandwidth management and reliable redundant connectivity. Our co-location service is also targeted to Web-centric businesses, such as Internet Service Providers, Applications Service Providers, Content Providers and Carriers.

Our Intelligent Data Centres are designed to be robust and technologically current as necessary to ensure a company's mission critical applications are running uninterrupted 24 hours a day, 7 days a week. Security is one of our top priorities to protect against cyber terrorism. Our facilities are fully monitored around the clock and include biometric palm readers, motion sensors, security cameras, mantraps and other features including network security to prevent unauthorized intrusions. Our facilities also feature climate control and fire suppression systems.

The following are some of the benefits associated with our co-location services:

- Access to carrier grade space available in major metropolitan cities across Canada allowing customers to locate as close to their end users as possible;
-     Wide  range  of  connectivity  options  available  at  up to 60% discount;
-     24  hour  per  day  unescorted  access  to  customer's  equipment;
-     24  hour  per  day  manned  security  on  premise;
-     24  hour  per  day  video  surveillance  and  monitoring;
-     24  hour  technical  support  and  systems  administration  support;
-     Redundant  power  backup  systems;

-     Redundant  environmental  control  systems;
-     Redundant  connectivity,  peering  and  network  architecture;  and
-     Fire  suppression  systems.


We have also developed a family of proprietary software technologies to enhance our co-location services. In early 2002 we launched ControlSysTM, a web based control system that allows customers to administer certain aspects of their Internet infrastructure online through a standard Web browser.

We are also developing a proprietary software technology called RADSysTM. RADSysTM provides continuous diagnostic feedback to our customers, including reporting, analyzing, and diagnosing their Internet infrastructure. RADSysTM has been under development since January 2002 and will be available in Beta version commencing November 2002 with plans to launch a finalized version of the software in the first quarter of 2003. Our newly acquired data center in Calgary, Alberta will be the first facility to employ RADSysTM.

Co-Location  Space

Customers may select options to accommodate their space needs, including single or multiple server co-locations on shared racks, or may request a secured cage for their servers exclusively.

ZooLink provides great flexibility in connectivity for its Co-location clients. Bandwidth is available on a flat rate or usage basis. ZooLink also provides Ultra-line, a service for those customers wanting to build redundancy into their networks. All bandwidth services are monitored and reports are made available online daily.

Managed  Services

We have developed a new and unique innovative package of managed services. Our managed services provides customers with a broad and flexible set of packaged services, including industry leading systems and hardware solutions to network services and security. We have selected a number of manufacturers to offer its customers the best in dependable and reliable dedicated server solutions. Our system solutions enable customers to rent bundled server packages for 12 or 24 months allowing companies to conserve valuable capital.

We realize that managing a network can be a difficult task. We have introduced a number of network services to help customers set-up and manage their network. We have also partnered with major hardware and software vendors to offer clients support services for their network.

We also offer our customers a full suite of information backup and restoration services to prevent data loss.

Security is another major concern for our customers and has become one of the most critical components of their business on the Internet. ZooLink's security specialists can assist clients in evaluating and minimizing their security risks through security audits, server hardening, firewalls and consulting services.

Managed  Hosting

We have built a technically innovative Web hosting service platform. Our Web hosting services are fully automated and are accessible via the Internet, allowing us to offer hosting services to business customers nationally and internationally. Our extensive array of Web hosting solutions, including fully managed Web hosting services, are designed based on four main cornerstone features: performance, reliability, convenience and security.

Our network has been designed for maximum performance from world-class peering arrangements with global carriers to highly available Storage Area Network servers. ZooLink's servers are separated into specialized pools of services that are load balanced to ensure reliable service during periods of high demand loads.

Our Web hosting servers are housed at our secure Intelligent Data Centers. Customer Web-sites are backed up daily and archives are kept in safe offsite locations. Our network is designed for security with redundant backbone links and banks of redundant servers incorporated into a network designed to avoid a single point of failure.

Wired  &  Wireless  Connectivity

We provide reliable, flexible and fast broadband Internet access services to businesses. To offer these services, we have built a technically innovative self-healing network engineered from the ground up to deliver speed and reliability with redundant connectivity to multiple carriers. We have also created several peering arrangements to ensure the fastest route for customer Internet traffic. We offer both wired and wireless internet connections on our network. These are described below.

     Wired  Connectivity

To facilitate wired connectivity between ZooLink's network and its customers, we typically purchases "local loops" from telecommunications companies. These "local loops" are typically copper wire, the remnants of telecommunications companies legacy networks, or expensive fibre-optic cable, the construction of which has slowed substantially in recent years due to the high cost of build out. We lease these third-party connections and offer them to customers seeking traditional and high speed services.

     Wireless  Connectivity

We also offer fixed wireless Internet connectivity. Wireless Internet service is far more economical and robust than land lines. We offer wireless services for dedicated wireless Internet connectivity with speeds starting from 10 Mbps up to 1 Gbps for those customers that have high bandwidth requirements.

We believe fixed wireless infrastructure provides an optimal solution for delivering broadband capacity across the last mile. In contrast to fibre optic cable, the majority of the cost associated with establishing fixed wireless connections is related to technology and equipment, the cost of which has decreased over time. As such, we are able to connect customer buildings at substantially lower cost than a fibre optic network. This cost advantage enables us to economically deliver broadband capacity, services and applications to a larger addressable market than would otherwise be possible with fibre-optic cable.

Our typical customer is serviced by placing a 12-inch digital microwave antenna on the roof of the customer's building. The customer's data traffic travels from the customer's premises over the building's internal wiring to this rooftop antenna. The traffic is then routed via wireless transmission to another antenna on a nearby hub site building, which has a direct line of site to the antenna on the customer's building. Hub sites serve as aggregation points for the reception and distribution of its customer's data traffic. Hub sites are connected to each other via high-speed wireless links in a concentric arrangement for redundancy.

We offer several wireless connectivity options including shared connectivity delivered over our proprietary AirDSL service. AirDSL is a competitive offering to wired ADSL service. Both ADSL and AirDSL are offered by us at very similar future sets and price structure. AirDSL is essentially a point to point wireless connection that is then distributed to certain customer suites throughout a connected building by wired or wireless means. AirDSL is a fully managed service where we control bandwidth, billing and customer usage through an intelligent distribution switch placed in each building. AirDSL essentially allows us to spread the cost of wireless connectivity amongst several customers enabling us to offer them lower price points.

Most of our wireless services fall under the microwave portion of the electro-magnetic spectrum between 2.4 GHz and 38 GHz. ZooLink's products generally fall under two main categories, "License-exempt" and "Licensed." Generally, Licensed products require regulatory approval before deployment while License-exempt products can be deployed without any regulatory approval. Roughly 80% of ZooLink's wireless services utilize license-exempt frequencies.

MARKET

The market for the services offered through our Intelligent Data Centers is primarily Web-centric businesses, such as Internet Service Providers (ISPs), Applications Service Providers (ASPs), Content Providers and Carriers. Our customers primarily use its services to maintain complex computer equipment in a secure, fault-tolerant environment with connectivity to a high-speed, high-capacity, direct link to the Internet and to support complex Internet applications. ZooLink currently offers its services from its Intelligent Data Center facilities in the cities of Vancouver and Calgary, Canada. ZooLink plans to acquire and develop additional data centers in Canada and the US.

ZooLink has also created a comprehensive set of Managed Internet services to provide its our customers the ability to outsource the technical administration of their Internet infrastructure, which is becoming too complex to manage and protect easily. Through these services ZooLink is able to help protect enterprises from downtime and other problems caused by security breaches, catastrophic events, business spikes, or even routine, planned outages. ZooLink's IT experts help deploy Internet-based systems and provide the ongoing monitoring and management of the Internet access, hosted Web sites, security devices, and storage facilities upon which these systems are built.

Our wired and wireless Internet connectivity and related consulting services are currently offered in Vancouver and Calgary only.

MARKETING

We are currently implementing a number of traditional and innovative sales and marketing initiatives as follows:

Strategic Alliances - We have implemented a number of strategic alliances and relationships including various marketing and technology sharing programs that have promoted the adoption of our services and technology with customers. We are continuously seeking additional relationships among industry leaders in areas that support our efforts in the co-location, hosting, and managed services industries, especially in the further development and deployment of innovative managed services.

Advertising - We have developed a marketing plan that includes print advertising, direct mail, trade shows and Internet links to spotlight our co-location, web site hosting and managed services. We also utilizes traditional mediums like the Yellow Pages, newsprint and brochures to specifically target customers. We also have sales and customer support representatives that meet directly with these businesses to offer our services and answer any questions the customer may have.

Telemarketing Campaigns - We will utilize telemarketing companies to carry out telemarketing campaigns geared to identify qualified leads, follow-up on sales progress to the qualified leads, and offer assurance that new potential contact lists are current and accurate.

Direct Sales - We utilize direct sales that uses various methods for reaching potential customers to generate interest, answer questions, follow up telemarketing leads and close the sales cycle.

Product Licensing & Rebranding - We will also seek to access target markets through product licensing and rebranded offerings to market aggregators, or industry, or occupation-related organizations possessing established affiliations with the target market. Likely candidates for product licensing and rebranded offerings include ISPs, ASPs, Telecom companies and others.

Referral Program - We are implementing a comprehensive referral program that compensates customers and others that refer business to us. Our referral program will be primarily targeted at ADSL and Web Hosting services that are more suited to this type of sales medium.

Channel Partnerships - We will engage in strategic partnerships with consulting and systems integration firms that provide IT expertise, goods, services and other resources to our target market segment. Partnerships provide access to large customer bases, in exchange for financial or in-kind considerations.

Strategic  Relationships

We have entered into a number of key business relationships in order to further its operations. Some of these relationships and their strengths with specific reference to ZooLink are noted below:

Hewlett Packard Relationship - Hewlett Packard ("HP") is one of the worlds leading developers of computer hardware, software and networking products. HP has built a strong family of business servers for mission critical applications. ZooLink has teamed up with HP to utilize its server family for its Windows web hosting services.

Western Multiplex Relationship -Western Multiplex Corporation (NASDAQ:WMUX) is a leader in high capacity, point-to-point fixed-wireless communication systems used by Internet Service Providers, telecommunications carriers and corporations worldwide. ZooLink has partnered with Western Multiplex to resell its high capacity point-to-point fixed-wireless systems and has achieved reseller status in Canada with WMUX.

Wi-LAN Relationship - Wi-LAN Inc. (TSE:WIN) is a leading innovator in the field of high-speed wireless communications products. Wi-LAN has two patented wireless technologies, Wide-band Orthogonal Frequency Division Multiplexing (W-OFDM) and Multi-Code Direct Sequence Spread Spectrum (MC-DSSS). ZooLink partnered with Wi-LAN in August 2000 to resell its mid capacity point-to-point and point-to-multipoint fixed wireless systems. Since then ZooLink has achieved reseller status with Wi-LAN in Canada and has worked on several projects in joint partnership with Wi-LAN.

3Com Relationship - 3Com is a world leader in the development of networking products, wireless mobility, high-speed LANs, broadband Internet access, LAN and mobile access, and Web appliances. ZooLink has a non-binding arrangement with 3Com whereby in return for using and promoting 3Com Wireless LAN technologies in British Columbia, 3Com will use ZooLink's services to install and service such Wireless LANs, and 3Com will grant ZooLink certain discounts on its technologies.

Nokia Relationship - Nokia is a global wireless telecommunications company. A pioneer in mobile telephony, Nokia is one of the world's leading mobile suppliers as well as a major supplier of mobile and fixed telecom networks and services.

ZooLink's relationship with Nokia started in April 1999 where ZooLink assisted them in launching the first wireless access points and WLAN cards to hit the market at a Telecom show in Las Vegas, Nevada. Soon after, ZooLink and Nokia entered into a joint partnership to launch the world's first and largest wireless LAN network at the Vancouver International Airport (YVR). ZooLink later received an award of excellence from Nokia in acknowledgement of the high standard of technical skill that ZooLink and its staff demonstrated with the YVR project.

Unilogik Systems Relationship - Unilogik Systems is an IT systems solution provider specializing in High Availability Data Center implementations that encompass Oracle databases, tools, Unix servers, Firewall security, etc. ZooLink and Unilogik have joined forces to jointly market their services. Unilogik will exclusively use ZooLink's Data Centers in Canada for their clients, at the same time, ZooLink will exclusively use Unilogik's IT expertise in its fully managed data centers.

Telus Communications Relationship - Telus is also one of Canada's leading telecommunications companies providing it's customers local and long distance phone service, connectivity, broadband Internet and a host of other services. ZooLink partnered with Telus in April 2001 to resell their ADSL services in Western Canada.

COMPETITION

The markets that we serve are intensely competitive. The main barrier to entry is the significant investment required to create a state-of-the-art data center and supporting infrastructure and personnel. The principal competitive factors in this market include:

-     quality  of  service  delivery  and  scalability  of  infrastructure;
-     quality  of  customer  service  and  support;
-     multiple  levels  of  services  offered;
- network capacity, reliability, security and adaptability to new technologies;
-     Internet  system  engineering  expertise;
- technical expertise with multiple platforms, protocols and industry standards;
-     relationships  with  technology  partners  and  vendors;
-     number  and  geographic presence of sales and technical support personnel;
-     price;
-     financial  resources;  and
-     brand  name.

Our focus is on our core competency of Co-location and managed hosting. We believe our technical team, focus, and experience distinguishes it from its competition and enables it to provide quality, managed hosting solutions.

Our  current  and  potential  competitors  include:

Internet Service Providers: Internet service providers with a significant regional, national or global presence targeting business customers. Many of these companies primary focus is providing Internet access services but many have established hosting or co-location offerings.

Telecommunications Carriers: Many large carriers, including AT&T Corp., Cable & Wireless plc, Telus Communications, Bell Canada and Sprint Corporation, offer data networking and Internet access services. They compete with us by bundling various services such as local and long distance voice, data transmission and video services to their business customers. We believe that there is a move toward horizontal integration by telecommunications companies through acquisitions of or joint ventures with Internet service providers to meet the Internet access and data networking requirements of business customers. Accordingly, we expect to experience increased competition from these telecommunications carriers.

Managed Hosting Competitors: There are more limited competitors in the managed hosting market. Carriers and Internet service providers are also entering the managed hosting market, including AT&T, Sprint and Qwest.

MANAGEMENT

Senior  management  of  ZooLink  is  comprised  of  the  following  individuals:

Ali  M.  Shawkat,  President  &  CEO
Mr. Shawkat founded ZooLink and launched the company more than three years ago. He has guided the company through its previous successful financings in turbulent markets. He has been responsible for ZooLink's largest acquisition to date, a 4,500 square foot data center located in Calgary, Alberta. Mr. Shawkat was also responsible for developing ZooLink's proprietary AirDSL and RADSysTM technologies, which have given ZooLink a key advantage over competitors. Before his involvement at the Company, Mr. Shawkat completed a Bachelor's of Applied Science degree in Bio-Chemical Engineering from 1994 to 1998 at the University of British Columbia in Vancouver, British Columbia.

Michael  Bruce,  VP  Sales  &  Marketing
Mr. Bruce joined the company team in 1999 as the Vice President of Sales, responsible for marketing and sales at the Company. Prior to joining us, Mr. Bruce was the Vice President and Director of Franchise Sales and Marketing from 1998 to 1999 for Island Express Group International Ltd., an international courier service company based in Florida, USA, specializing in delivering priority documents world-wide. From 1997 to 1998, Mr. Bruce was the Director of Operations for Shangri-La Hotels in Vancouver, British Columbia. Mr. Bruce was the General Manager of The Lone Star Ltd., a distribution and trading company specializing in food and beverage distribution throughout the Caribbean based in Grand Cayman, Cayman Islands from 1992 to 1996. Mr. Bruce holds a Business Management degree completed in 1987 at Blackpool and Fylde College in England and is fluent in English, Spanish, German and French.

Akil  Champsi,  Director  of  Technology
Mr. Champsi joined our engineering team in April 2001, and is responsible for the design, planning, and management of ZooLink's wired and wireless network. Prior to joining our Engineering department, from January 1998 to January 2001, Mr. Champsi was the Senior System Engineer/Technical Assistant Manager at Computers and Telecoms System Ltd., an Internet company specializing in software development, engineering, and training based in Tanzania. From 1997 to 1998, Mr. Champsi was the Systems Integrator for Computers and Telecoms System, and was responsible for systems support. Mr. Champsi holds a Masters of Computer Science degree with honours completed in 1995 from the University of Pune in India. Mr. Champsi is also a Microsoft Certified Systems Engineer, a Cisco Certified Network Associate and a Cisco Certified Design Associate.

Greg  Kornatowsky,  Sr.  Engineer  Technical  Operations
Mr. Kornatowsky joined us in April 1999 as the Systems Administrator and progressed his way to the position of Sr. Engineer Technical Operations, responsible for network security, account management, customer support and network consulting. Before Joining the Company, Mr. Kornatowsky was the Systems Administrator from May 1998 through February 1999 for ISD Technologies Inc. ("ISD"), an Internet services company in Coquitlam, British Columbia. While at ISD, Mr. Kornatowsky was responsible for network administration, Internet server installation and maintenance. Since September 1996, Mr. Kornatowsky has been studying computer science at Simon Fraser University in Burnaby, British Columbia and is in the process of completing his Bachelor of Science in Computing Science.

INTELLECTUAL  PROPERTY

ZooLink has proprietary rights to its ControlSysTM and RadSysTM technologies. We also have registered AirDSL as a trade name. We will rely on a combination of patent laws (if applicable), trade secret laws, non-disclosure and other contractual agreements, and technical measures to protect the confidential information, know-how, and proprietary rights relating to these technologies. We have registered active Internet domain names for www.zoolink.com.

Our standard employment agreements and trade agreements contain provisions that protect the confidentiality of our proprietary property. All our employees and independent sales entities are required to sign these agreements prior to their employment or engagement.

To date we have not received notification that our services or products infringe the proprietary rights of third parties. Third parties could however make such claims of infringement in the future. We cannot be certain that others will not develop substantially equivalent or superseding proprietary technology, or that equivalent services will not be marketed in competition with our services, thereby substantially reducing the value of our proprietary rights. Furthermore, there can be no assurance that any confidentiality agreements between us and our employees or any license agreements will provide meaningful protection for our proprietary information in the event of any unauthorized use or disclosure of such proprietary information.

EMPLOYEES

ZooLink has 24 full time employees and two part time employees. All of ZooLink's employees are presently based in Vancouver, British Columbia and Calgary, Alberta.

PROPERTY

Current  Facilities

ZooLink's principal offices are located at 1800 - 1055 West Hastings Street, Vancouver, British Columbia, where ZooLink leases 2,325 square feet of office space with roof rights for antennas. The current monthly rent is approximately $6,000 per month.

ZooLink also leases a 4,500 square foot data center located in Calgary, Alberta. The lease is for a term of 10 years, with two consecutive 5 year renewal options. The current monthly rent is approximately $7,800.

ZooLink also has a license from UUNET to facilities that house its co-location facility located at 1400 - 555 West Hastings Street, Vancouver, British Columbia.

LEGAL  PROCEEDINGS

To the best of our knowledge, there are no legal actions pending, threatened, or contemplated against us.


      MANAGEMENT'S DISCUSSION AND ANALYSIS OF OPERATING RESULTS OF ZOOLINK

The following amounts are stated in Canadian dollars. As at June 20, 2002, the exchange rate was $1.52 CAD for $1.00 USD, and as at September 30, 2002 was $1.58 CAD for $1.00 USD.

For  the  10  month  period  ended  June  30,  2002

Results  of  Operations

Revenues for the 10 months ended June 30, 2002 were $816,228 as compared to revenues of $1,247,867 for the 12 month period ended August 31, 2001. On a 12 month pro-rata basis revenues for the 10 month period ended June 30, 2002 decreased approximately 22% compared to the 12 month period ended August 31, 2001. The decrease is primarily due to the slow down in economy experienced during the period. As a result a number of our larger customers were no longer able to attain venture financing and thus ceased operations.

The general and administrative expenses for the 10 months ended June 30, 2002 were $981,482 as compared to $749,161 for the 12 month period ended August 31, 2001. On a 12 month pro-rata basis general and administrative expenses for the 10 month period ended June 30, 2002 increased approximately 57% compared to the 12 month period ended August 31, 2001. The increase was due to legal and accounting ($120,366), settlement costs associated with a dispute between the company and a supplier of commercial Internet services ($93,236), and increases in salaries and benefits ($25,678). The dispute was settled during the period. Salaries and benefits were up due to a one-time severance payment for a senior officer.

Sales and marketing expenses for the 10 months ended June 30, 2002 were $304,482 as compared to $542,782 for the 12 month period ended August 31, 2001. On a 12 month pro-rata basis sales and marketing expenses for the 10 month period ended June 30, 2002 decreased approximately 32% compared to the 12 month period ended August 31, 2001. The decrease is due to lower compensation to sales staff ($172,253) and lower advertising and promotions expenses ($75,895).

Research and development expenses for the 10 months ended June 30, 2002 were $841,980 as compared to $697,345 for the 12 month period ended August 31, 2001. On a 12 month pro-rata basis research and development expenses for the 10 month period ended June 30, 2002 increased approximately 45% compared to the 12 month period ended August 31, 2001. The increase was due to an increase in line lease and network development costs ($28,977). Furthermore, technical staffing was increased to build a 24/7 technical support department and to further R&D initiatives ($83,375).

Interest income decreased from $65,807 to $24,315 due to lower cash balances on hand as a result of the company's use of cash to fund operations. Interest expense increased from $48,365 to $61,887 due to a full year's financing costs associated with the capital lease obligations initiated during the 2001 fiscal year.

Liquidity  and  Capital  Resources

On June 30, 2002 we had a working capital deficit of $146,541 as compared to working capital of $1,162,237 as of August 31, 2001. The decrease in working capital is due to cash used in operations of $948,048, repayments of debt of $188,673, and the resignation of capital assets in the amount of $66,002, incurred during the 10 month period ending June 30,2002.

The Company's bank loan is a demand installment loan with interest at bank prime plus 3% per annum, secured by certain assets of the Company, repayable in monthly principal installments of $4,662, due July 1, 2004.

Investing activities for the 10 month period ending June 30,2002 consisted of the purchase of computer hardware, software, furniture and equipment, and lease hold improvements.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company incurred a net loss of $1,349,288 for the ten month period ended June 30, 2002 (year ended August 31, 2002 - $723,797; year ended August 31, 2000 - earnings of $111,080). The success of the Company's future operations is dependent upon attaining profitable operations, upon its ability to raise additional financing and upon the continuing financial support of its creditors.

Our business plan contemplates an equity financing of up to US$1,000,000 for the development and marketing of our data centres. If we are not successful at raising this amount, we will have to reduce expenses associated with all operations in order to avoid continued losses. The ability to raise the financing is subject to market conditions, which currently do not favour investments in Internet services companies. A reduction in expenses would jeopardize our ability to carry out our new business strategy and consequently reduce or eliminate future growth which would adversely affect the value of an investment in our company.

To date, we have not invested in derivative securities or any other financial instruments that involve a high level of complexity or risk. We expect that in the future, any excess cash will continue to be invested in high credit quality, interest-bearing securities.

For  the  12  month  period  ended  August  30,  2001

Revenues for the 12 months ended August 31, 2001 were $1,247,867 as compared to revenues of $1,026,396 for the 12 month period ended August 31, 2000 , an increase of 21.6%. The increase is primarily due to the expansion of our product lines and an increased focus on sales and marketing.

The general and administrative expenses for the 12 months ended August 30, 2001 were $749,161, an increase of 204% as compared to $246,349 for the 12 month

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

period  ended  August 31, 2000.   The increase was due to a significant increase
in amortization costs ($120,315), rent and salaries due to an increase in staffing levels ($215,582).

Sales and marketing expenses for the 12 months ended August 31, 2001 were $542,782, an increase of 103% as compared to $267,007 for the 12 month period ended August 31, 2000. The increase in expenses is primarily due to an increase in sales staffing levels ($217,211) as the company focused on revenue growth and client accumulation.

Research and development expenses for the 12 months ended August 31, 2001 were $697,345 as compared to $356,385 for the 12 month period ended August 31, 2000. The 96% increase was due to an increase in line lease and network development costs ($120,904). Furthermore, technical staffing was increased to manage our operation at the Vancouver International Airport ($70,047).

In February 2000, ZooLink entered into an arrangement to provide wireless LAN services with Nokia Canada to the Vancouver Airport Authority. ZooLink had performed services for Nokia in the design and scoping of the project for which ZooLink had been reimbursed. Under the terms of the arrangement, ZooLink was to receive certain revenue share rights in consideration for provision of the integration and operation services. Zoolink performed the services, set up the wireless LAN, and later sold the rights to the revenue share to Softnet Zone Inc. for $200,000 USD ($285,000 CDN).

As the fair value of the right was not determinable, ZooLink recorded the right earned at the fair value of the services rendered ($305,600) as revenue. On disposal in July 2000, ZooLink recorded a loss of $20,600.

Interest income increased from nil to $65,807 in 2001 as ZooLink received investment income on the cash funds received from the special warrant offering ($2,216,428). Interest expense increased from $24,975 to $48,365 due to increased charges from the acquisition of capital assets under capital lease.

Critical  Accounting  Policies

ZooLink's  critical  accounting  policies  include  the  following:

Impairment  of  Long-Lived  Assets

ZooLink makes periodic reviews for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Under Statement of Financial Accounting Standard ("SFAS") No. 121, an impairment loss would be recognized when estimates of undiscounted future cash flows expected to result from the use of an asset and its eventual disposition are less than its carrying amount. An impairment loss would be measured as the difference between the carrying amount of the asset and its fair value. No such impairment losses have been identified by ZooLink for the ten month period ended June 30, 2002 and for the years ended August 31, 2001 and 2000.

Revenue  Recognition

Revenue from internet access is recognized in the period in which the service is provided when the amount of revenue is determinable and collectability is reasonably assured. Revenue from web design services is recognized on the percentage of completion basis when the amount of revenue is determinable and collectability is reasonably assured. Revenue from wireless network consulting and development services is recognized under the terms of the related contract as the services are performed, when the amount of revenue is determinable and collectability is reasonably assured. Revenues that have been prepaid or invoiced but do not yet qualify for recognition under ZooLink's policies are reflected as deferred revenues.

Contractual  Cash  Obligations

ZooLink has entered into agreements for the lease of certain capital assets and office premises as at June 30, 2002. Significant contractual cash obligations for the years ending after June 30, 2003 are as follows: Capital lease payments ($150,378) and premises lease obligations ($191,217).

As at June 30, 2002, contractual cash obligations (lease and premises) for the years ending after June 30, 2003 are as follows:

June  30,  2004               $199,433
June  30,  2005               $142,676
June  30,  2006               $135,266
June  30,  2007               $103,527
Thereafter                    $579,706

In addition, subsequent to June 30, 2002, the company entered into a premises lease for a 4,500 square foot data center located in Calgary, Alberta. The lease is for a term of 10 years, with two consecutive 5 year renewal options. The current monthly rent is approximately $7,800.

At June 30, 2002, ZooLink has a bank loan due on demand bearing interest at bank prime plus 3% per annum, secured by certain assets of ZooLink, repayable in monthly principal installments of $4,662, due July 1, 2004.

Market  Risk

ZooLink currently derives revenue primarily from a large number of customers. These customers are geographically dispersed and ZooLink closely monitors credit granted to each customer.

ZooLink undertakes sales and purchases in U.S. dollars and as such is subject to risk due to fluctuations in exchange rates. ZooLink does not use derivative instruments to reduce its exposure to foreign exchange risk.

Recent  Accounting  Pronouncements

In June 2001, the FASB issued SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 141 addresses the initial recognition and measurement of goodwill and other intangible assets acquired in a business combination and SFAS No. 142 addresses the initial recognition and measurement of intangible assets acquired outside of a business combination whether acquired individually or with a group of other assets. These standards require all future business combinations to be accounted for using the purchase method of accounting. Goodwill will no longer be amortized but instead will be subject to impairment tests at least annually. ZooLink is required to adopt SFAS No. 141 and 142 on a prospective basis as of January 1, 2002; however, certain provisions of these new standards may also apply to any acquisitions concluded subsequent to June 30, 2001. The adoption of SFAS No. 141 and SFAS No. 142 did not have a material impact on the Company's financial position, results of operations and cash flows in 2002.

In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. This statement supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of. Although retaining many of the fundamental recognition and measurement provisions of SFAS No. 121, the new rules significantly change the criteria that would have to be met to classify an asset as held-for-sale. The statement also supersedes certain provisions of APB Opinion No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions, and will require expected future operating losses from discontinued operations to be displayed in discontinued operations in the period(s) in which the losses are incurred rather than as of the measurement date, as presently required. As required by SFAS No. 144, the Company will adopt this new statement on July 1, 2002. ZooLink is currently evaluating this statement but does not expect that it will have a material impact on its financial position, results of operations or cash flows.

In April, 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections. Among other things, SFAS No. 145 rescinds both SFAS No. 4, Reporting Gains and Losses from Extinguishment of Debt, and the amendment to SFAS No. 4, SFAS No. 64, Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements. Through this rescission, SFAS No. 145 eliminates the requirement (in both SFAS No. 4 and SFAS No. 64) that gains and losses from the extinguishments of debt be aggregated and, if material, classified as an extraordinary item, net of the related income tax effect. Generally, SFAS No. 145 is effective for transactions occurring after May 15, 2002. The Company does not expect SFAS No. 145 to have a material impact on the Company's results of operations or its financial position.

In June 2002, the FASB issued SFAS No. 146 Accounting for Costs Associated with Exit or Disposal Activities. SFAS No. 146 requires that the liability for a cost associated with an exit or disposal activity be recognized at its fair value when the liability is incurred. Under previous guidance, a liability for certain exit costs was recognized at the date that management committed to an exit plan, which was generally before the actual liability has been incurred. As SFAS No. 146 is effective only for exit or disposal activities initiated after December 31, 2002, the Company does not expect the adoption of this statement to have a material impact on the Company's financial statements.


                                  RISK FACTORS

You should carefully consider the risk described below and elsewhere in this document relating to both ZooLink and NetJ after the completion of the Acquisition. Additional risk and uncertainties whether presently known or not may also impair our operations and business.

RISKS  ASSOCIATED  WITH  OUR  CO-LOCATION  BUSINESS  STRATEGY

Our business plan requires additional financing in order to fund expenses associated with acquisition of data centres and marketing of our server co-location, shared hosting and related services. If we are unable to obtain additional financing our future growth will be jeopardized.

Our new business strategy involves the acquisition and upgrading of existing data centres, in conjunction with a marketing and sales initiative to attract new co-location and web hosting customers. As a result of expenses associated with the operation of our ISP services and the development and implementation of our new business strategy , we have incurred losses of $1,349,288 for the ten month period ended June 30, 2002, compared with $723,979 for the fiscal year ended August 31, 2001. Accordingly, we cannot fund the development of our co-location business from existing revenue sources. Our business plan contemplates an equity financing of up to US$1,000,000 for the development and marketing of our data centres. If we are not successful at raising this amount, we will have to reduce expenses associated with all operations in order to avoid continued losses. The ability to raise the financing is subject to market conditions, which currently do not favour investments in Internet services companies. A reduction in expenses would jeopardize our ability to carry out our new business strategy and consequently reduce or eliminate future growth which would adversely affect the value of an investment in our company.

Our data centre acquisition strategy requires the availability of existing data-centres at low acquisition costs, which depends on the continued contraction of the Internet services industry.

We believe the Internet services industry is currently experiencing a period of contraction, where excess capacity in the marketplace is resulting in many companies that developed data centers at high cost ceasing operations. This has resulted in a unique market condition whereby data centres can be found and acquired at liquidation pricing. We believe that this condition is part of the contraction phase in the industry, and as excess capacity is removed due to the liquidation or consolidation of data centres, the cost of locating and acquiring an existing data centre will increase. We also believe that this industry phase

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

provides an opportunity for consolidation among co-location service providers that are not profitable as separate entities, but could be profitable on a consolidated basis due to reduction in duplicated costs. Our strategy requires that we acquire data centres while acquisition costs are favourable. Our strategy also requires that we acquire co-location customers through consolidation with other co-location providers. Accordingly, we require the current market conditions to exist for the duration of the implementation phase of our new business strategy. There is no guarantee that such conditions will continue to exist, in which case our growth and earnings potential will be adversely affected.

We cannot be certain that the market will provide sufficient support to generate an economically viable level of sales of our new services. We may not be successful at achieving a profitable level of sales of our co-location services.

The success of our business plan is largely contingent upon our ability to implement and market our server co-location business. As our marketing initiatives with respect to our co-location services are in their start-up stage, we do not know whether we will be able to attract a customer base sufficient to operate at a profit. Operations of our data centers are currently not profitable as we have just commenced this new business strategy. We cannot assure that we will be able to attract or acquire a profitable level of customers to our co-location data centres. If we are unsuccessful at marketing and selling our product in sufficient quantities, our results of operation and the value of an investment in our company will likely decrease.

RISKS  ASSOCIATED  WITH  OUR  ISP  SERVICES

In current market conditions, due to small margins and industry trends, we do not expect significant growth in sales or profitability from our traditional ISP business.

Our revenues from our existing ISP services, including internet connectivity and hosting services was $1,247,867 for the year ended August 2001, and was $816,228 for the ten month period ended June 30, 2002. This represents an annualized decrease of 22%. We believe that the ISP services industry will not provide us with a source for significant growth and profitability based on current market conditions. While we have implemented a cost-reduction program to reduce over-all expenses associated with these operations, we believe the growth potential is limited, and accordingly are focussing on the higher margin services such as web-hosting, server co-location and related enhanced services. If we are not successful at implementing our new business strategy, we may not be able to reach profitability from our existing operations. This would have a negative impact on the value of our company.

Market Acceptance for our Fixed Wireless Communications Services is not established. There is no guarantee that these services will be commercially viable.

Our wireless services are relatively new and we compete with a wide variety of alternative communications solutions. Although we use various technologies to deliver broadband services, our fixed wireless services to provide last-mile connectivity differentiates us from the vast majority of our competitors. Our fixed wireless services may not achieve wide market acceptance relative to the alternative technologies used by competitors to provide last-mile broadband communications services, such as digital or DSL technology, cable Internet, fibre-optic lines and satellite based wireless systems. The failure of our fixed wireless services to gain wide market acceptance relative to these or other technologies may render us unable to meet operational and financial objectives and may have an adverse effect on its business operations and financial condition.

Network failure or delays and errors in transmissions expose us to potential liability, which if successfully claimed could have an adverse effect on our financial position.

Our network will use a collection of communications equipment, software, operating protocols and proprietary applications for the high speed transportation of large quantities of data among multiple locations. Given the complexity of our network, it may be possible that data may be lost or distorted. Delays in data delivery may cause significant losses to a customer using our network. Our network may also contain undetected design faults and software bugs that, despite its testing and usage, may be discovered only at a later date. The failure of any equipment or facility on the network could result in the interruption of customer service until we effect necessary repairs or install replacement equipment. These failures, faults or errors could expose us to liability claims which if successful could significantly impact our earnings if any.

Government regulations may increase our costs or affect our ability to provide our products and services

Industry Canada has exclusive jurisdiction over the use of the electromagnetic spectrum (i.e.,wireless services), regulated pursuant to the Radio communication Act, R.S.C. 1989, c. R-2, as amended and the regulations thereunder. Municipalities and other local jurisdictions may regulate limited aspects of our business by, for example, imposing zoning and building permit requirements. We are also subject to taxation at the federal and provincial levels and may be subject to varying taxes and fees from local jurisdictions. Our wireless networks operate in a radio spectrum not requiring licensing from Industry Canada under current regulations. However, changes in the federal law, or the interpretation of the existing law, may cause increased regulation of our business or restrictions on the unlicensed radio spectrum currently used in our wireless networks. Future changes in the federal law, or the interpretation of the existing law, relating to the Internet and the use of private information especially with respect to the sale and transmission of private information could materially adverse us and our operations.

GENERAL  RISKS  ASSOCIATED  WITH  OUR  BUSINESS  AND  THE MARKET FOR NETJ SHARES

The Internet services industry is intensively competitive, and is currently characterized by excess capacity in the industry. Our services and prices must present a competitive advantage to attract customers or we may not be successful at attracting sufficient new customers or retaining existing customers.

We face intense competition with regional, national and global companies in each of the markets in which we operates. We may not be able to effectively compete in these markets. In the ISP market, many of our competitors are well-established and have larger and better developed networks and systems, longer-standing relationships with customers and suppliers, greater name recognition and have access to significantly greater financial, technical and marketing resources. Many of these companies have the ability to subsidize competing services with revenues from a variety of other services. Moreover, the growing consolidation of companies and formation of strategic alliances within the communications and media industries could give rise to more powerful competitors. Other companies may have a similar strategy to ours and may be better positioned to acquire data-centers and other co-location companies. Our ability to compete requires that we develop products and services that give us a competitive advantage over our competitors. We must also increase awareness of and differentiate our services among our potential customers. Our ability to remain competitive and attract new customers is not proven, and in particular our new server co-location strategy is unproven. We cannot assure you that we will be able to continue to effectively compete in our markets or increase its sales volume in response to increased competition. Our inability to compete effectively may limit our growth.

The loss or unavailability of Ali Shawkat, our President and Chief Executive Officer for an extended period of time could adversely affect our business operations and prospects.

Our success depends, to a significant degree, upon the effort and skill of Ali Shawkat, our President and Chief Executive Officer, and a co-founder of ZooLink. We do not maintain key man insurance on Mr. Shawkat. Due to his knowledge of our operations and products, the loss, incapacity, or unavailability of Mr. Shawkat could have a material adverse effect on the business, financial condition or results of our operations, which would likely result in a decrease in the value of an investment in our common stock.

Because our common stock will likely trade at prices below US$5.00 per share, and because we will not be listed on a national exchange, there are additional regulations imposed on broker-dealers trading in our shares that may make it more difficult for you to resell our shares.

Because of rules that apply to shares with a market price of less than US$5.00 per share, known as the "penny stock rules", investors in this offering will find it more difficult to sell their securities. The penny stock rules will probably apply to trades in our shares. These rules in most cases require a broker-dealer to deliver a standardized risk disclosure document to a potential purchaser of the securities, along with additional information including current bid and offer quotations, the compensation of the broker-dealer and its salesperson in the transaction, monthly account statements showing the market value of each penny stock held in the customer's account, and to make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction.

Upon completion of the share exchange with ZooLink Shareholders, Ali Shawkat and Eight other shareholders of ZooLink will collectively hold 42% of our common stock post-acquisition of ZooLink by NetJ, and have the ability to control management and affairs of NetJ and to deter changes in control.

On closing of the acquisition of ZooLink, we will issue 12,000,000 shares of our common stock to shareholders of ZooLink. Eight of these shareholders that may be considered related parties by virtue of their family relationship, will together hold 8,597,766 shares representing 42% of our issued and outstanding voting shares upon closing of the acquisition. As a result, such persons, acting together, will have the ability to control most matters submitted to our stockholders for approval, including the election and removal of directors, and to control the management and affairs of ZooLink. Accordingly, such concentration of ownership may have the effect of delaying, deferring or preventing a change in control of ZooLink, impeding a merger, consolidation, takeover or other business combination or discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of ZooLink, which limits the ability of NetJ stockholders to participate in opportunities that may increase the value of their stock.


                           FORWARD LOOKING STATEMENTS

This Information Statement contains forward-looking statements, which may be identified as statements containing, including without limitation, the words believes, anticipates, intends, expects or similar words. These statements are based on our belief as well as assumptions we made using information currently available to us. Because these statements reflect our current views concerning future events, these statements involve risks, uncertainties and assumptions. Actual future results may differ significantly from the results discussed in the forwards-looking statements. Some, but not all, of the factors that may cause these differences include: risks related to political and economic uncertainties; risks related to the implementation of our new business strategy; our ability to obtain financing on acceptable terms; competition in the automotive sensing device industry; our ability to obtain widespread acceptance of our sensing devices in the automotive industry; our ability to manage growth; our ability to protect our intellectual property rights; government regulation of the automotive industry as it relates to use of sensing devices; and other uncertainties described under section entitled Risk Factors and elsewhere herein. You should not place undue reliance on these forward-looking statements.

E.  REGULATORY  APPROVALS  REQUIRED.

No Federal or State Regulatory requirements must be complied with expect for compliance with the Federal Securities Exchange Act of 1934 for resolutions passed by majority consent. Pursuant to Nevada law, approval of corporate action may be approved by shareholders of NetJ that own a majority of the outstanding shares.

F.  FEDERAL  TAX  CONSEQUENCES  OF  THE  TRANSACTION.

Internal Revenue Code (IRC) sections 351 and 368 states that no gain or loss shall be recognized (by the corporations) if the acquiring corporation acquires the target's stock solely in exchange for its own voting stock and the acquiring corporation is in control of the target immediately after the acquisition. IRC section 368(c) defines control to represent 80% of the total combined voting power of all classes of stock. The acquisition of NetJ's assets into ZooLink in exchange for stock is considered to be a forward merger in which ZooLink will acquire control of NetJ. The shares issued by ZooLink to be distributed to the NetJ stockholders will be equivalent voting shares. The Share Exchange Agreement appears to satisfy these IRC sections.

In addition to the formal requirements of the IRC, the transaction must meet certain substantive non-statutory requirements developed through case law and IRS regulations. These non-statutory rules may change what is in form a reorganization into a taxable transaction. These two requirements are Continuity of Interest and Continuity of Business Enterprise. The Continuity of Interest requires that a substantial part of the value of the proprietary interest in the target must be preserved. Again the Share Exchange Agreement appears to satisfy this requirement. The Continuity of Business Enterprise requires the acquiring corporation to continue to use the target's historic business or a significant portion of the target's historic business assets in the business- ZooLink will preserve NetJ's business or continue to use their assets in the wholly-owned ZooLink subsidiary.

The shareholders of NetJ will receive no other consideration than shares of ZooLink stock. Based upon this assumption the transaction will not be taxable to the shareholders. Any other transaction entered into between any of the shareholders or debtors of NetJ with ZooLink or its shareholders, if determined to be part of the exchange, may disqualify the nontaxable status of the exchange.

The above is our understanding of the applicable tax consequences of the Acquisition. NetJ shareholders should consider obtaining their own tax advice, as different rules may apply to any one shareholders tax circumstances.

G.  CONSIDERATION  OFFERED  TO  SECURITY  HOLDERS.

ZooLink shareholders who own shares on the closing of the Acquisition will be entitled to receive approximately 0.7165 shares of NetJ for each ZooLink share owned, or they may request dissenter's rights and may receive the fair market value for their ZooLink shares in cash.


                           IV.  ELECTION OF DIRECTORS

A.  ELECTION  OF  DIRECTORS

In accordance with NetJ's Bylaws, the number of directors constituting the Board of Directors can be between one and seven directors. A majority of the Board of Directors has proposed that the following two nominees be re-elected by consent resolution in lieu of an annual meeting of stockholders, as permitted under Nevada laws, each of whom will hold office in accordance with the Articles of Incorporation and Bylaws of NetJ, and amendments thereto: Wendy Paige and James
J.  Melillo.

Required  Consent

Approval of the election of the nominees for directors requires the consent of the holders of a majority of the outstanding shares of our common stock entitled to vote at any annual general meeting of stockholders as of the Record Date. The Majority Stockholders own approximately 52.83% of the outstanding shares of our common stock as of the Record Date, and have given their written consent to the acquisition of ZooLink and related transactions contemplated under the Share Exchange Agreement. The requisite stockholder approval was obtained by the execution of the Majority Stockholder's written consent resolution in favour of the Acquisition. Accordingly, the election of Wendy Paige and James J. Melillo as the directors of NetJ will be effective 20 days from the date this Information Statement is sent to shareholders.

Upon conclusion of the acquisition of ZooLink, the Board of Directors of NetJ will be reconstituted such that one or more nominees of ZooLink will constitute the Board.

B.  STOCK  OWNERSHIP  AND  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT.

To the best of our knowledge and belief, the table on the following page presents the total beneficial security ownership of all Directors, and Nominees, naming them, and by all Officers and Directors as a group, without naming them.

More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent. Please refer to explanatory notes if any, for clarification or additional information.

To the best of our knowledge and belief, the table on the following page presents the total beneficial security ownership of all persons, entities and groups, known to or discovered by us to be the beneficial owner or owners of more than five percent of any voting class of Registrant's stock. More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent. Please refer to explanatory notes if any, for clarification or additional information.

Other than the Share Exchange Agreement respecting the acquisition of ZooLink, there are no arrangements known to us, including any pledge by any persons, of securities of this corporation, which may at a subsequent date result in a change of control of NetJ.

The following table sets forth certain information concerning the ownership of Common Stock immediately before and after consummation of the acquisition of ZooLink, with respect to stockholders who where known to us to beneficially own more than five percent (5%) of our Common Stock as of October 21, 2002 and our officers and directors of NetJ before and after consummation of the Acquisition individually and as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of Common Stock.

Name and Address of                   Common Share          Percent of      Common Share     Percent
Beneficial Owner                  Ownership before the        Class        Ownership After  of Class
                                       Acquisition      the Acquisition
-----------------------------------------------------------------------------------------------------
Wendy Paige, Director
6358 Greengate Drive . . . . . .             140,000(1)            51.01%           10,000     0.048%
Orlando, Florida  32822
-----------------------------------------------------------------------------------------------------
James J. Melillo, Director
1421 34th Avenue . . . . . . . .                 5,000              1.82%            5,000     0.024%
Madrona Plaza
Seattle, WA  98122
-----------------------------------------------------------------------------------------------------
All Officers and Directors as a
Group (2 persons). . . . . . . .               145,000             52.83%           15,000     0.072%
-----------------------------------------------------------------------------------------------------
Total Shares issued and. . . . .               274,439                          20,515,000
Outstanding
-----------------------------------------------------------------------------------------------------


[1] Calculated post share-consolidation on the basis of 100 old shares for each new share, and prior to the issuance of 11,008,920 shares post-consolidation on account of settlement of debt and the cancellation of approximately 11,148,920 shares in connection with the Acquisition of ZooLink.

C.  DIRECTORS  AND  EXECUTIVE  OFFICERS

Information concerning our current directors and executive officers is incorporated herein by reference from our Form 10-KSB filed with the sec for the year ended December 31, 2001. A copy of the Form 10-KSB is attached to this Information Statement.

D.  EXECUTIVE  COMPENSATION

The compensation of our directors and officers for the last completed fiscal year is incorporated herein by reference from our Form 10-KSB filed with the SEC for the year ended December 31, 2001. A copy of the Form 10-KSB is attached to this Information Statement.

E.  INTERESTS  OF  CERTAIN  PERSONS  IN  MATTERS  TO  BE  ACTED  UPON.

Certain  Business  Relationships

None of our current directors or officers, or our directors or officers during the last fiscal year, or their associates have any direct or indirect substantial interest in the business, businesses or matters of ZooLink. Wendy Paige, a director, legal advisor, consultant, and principal of Paige & Co., Attorneys, has received 140,000 shares post-consolidated in settlement of $70,000 of accumulated directors, professional and consulting fees and expenses approved by directors. An additional 11,008,920 post-consolidated shares has been agreed to be issued to Ms. Paige in settlement of the balance of fees and amounts owing to her totaling $502,218. As a result of the share exchange agreement with ZooLink, Ms. Paige has agreed to the return to treasury and cancellation of all but 10,000 post-consolidated shares of NetJ held by her.

Upon completion of the acquisition of ZooLink, it is proposed that Mr. Ali Shawkat, President and director of ZooLink, will initially serve as our sole director and officer. Mr. Shawkat currently holds no shares of NetJ.


                           V.  CHANGE OF COPORATE NAME

General

Article I of our Articles of Incorporation currently provides that the name of NetJ is "NetJ.com Corp". ZooLink has proposed an amendment, such that our Articles of Incorporation will be amended to change our corporate name to ZooLink Corporation or substantially a similar name upon closing of the Acquisition.

Consent  Required

Approval of the Articles Amendment requires the consent of the holders of a majority of the outstanding shares of our common stock, as of the record date. The Majority Stockholders holding approximately 52.83% of the outstanding shares of our common stock as of the record date, has consented to this amendment and accordingly, the requisite stockholder approval of the Articles of Amendment was obtained by the execution of the Majority's Stockholders' written consent in favour of the Articles of Amendment.


                    VI. APPOINTMENT OF INDEPENDENT AUDITORS.

Appointment  of  Auditor

Upon closing of the acquisition of ZooLink, the Board of Directors consider it appropriate that Deloitte & Touche LLP, the independent auditors of ZooLink, continue as auditors for the consolidated entity. The business of NetJ upon Closing will be that of ZooLink, and accordingly the board proposes to appoint Deloitte & Touche LLP, as the independent auditors of NetJ for the fiscal year ending June 30, 2002 and 2003. The appointment will take effect upon closing of the acquisition of ZooLink. If the acquisition is terminated for any reason, the current auditors of NetJ will continue as independent auditors for the company. Pending the closing of the acquisition of ZooLink, the current auditors of NetJ will continue to act as our independent auditors. The current auditors of NetJ are Chisholm & Associates.

Change  of  Fiscal  Year  End

The Board of Directors deemed it in the best interests of NetJ to change the fiscal year end of NetJ to June 30, effective on closing of the acquisition of ZooLink. The purpose of changing the fiscal year end is to bring the year end of NetJ in line with the year end of ZooLink. Upon the closing of the acquisition of ZooLink, we will file a report on Form 8-K disclosing our change of year end to June 30.

Consent  Required

The appointment of Deloitte & Touche LLP as NetJ's independent auditors requires the consent of the holders of a majority of the outstanding shares of our Common Stock, entitled to vote as of the Record Date. The Majority Stockholders, holding approximately 52.83% of the outstanding shares of our common stock as of the Record Date, has consented to the appointment and accordingly the requisite stockholder approval was obtained by the execution of the Majority's Stockholders' written consent in favour of such appointment.

We  are  not  aware  of  any  disagreements  with  our  auditors.


                            VII. GENERAL INFORMATION

This Information Statement is furnished by our Board of Directors in connection with actions taken by written consent of holders of a majority of outstanding shares of our common stock entitled to vote on such actions, which written consents were obtained in lieu of an annual or special meeting of shareholders.

A.  DATE,  TIME  AND  PLACE  INFORMATION.

No meeting of shareholders is required under Nevada General Corporation Law when an action has been approved by written consent by holders of a majority of the outstanding shares of our common stock. This information statement is first being mailed on or about October 31, 2002 to the holders of Common Stock as of the Record Date on October 21, 2002.

PLEASE READ THE ENTIRE DOCUMENT. Further information is available by request or can be accessed on the Internet. NetJ.com, Corp is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by NetJ.com Corp can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com. You can read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549; and at 500 West Madison Street, Chicago, Illinois 60661. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. A copy of any public filing is also available, at no charge, by contacting our legal counsel, LUKE C. ZOUVAS, at 949-487-7295.

B.  DISSENTER'S  RIGHTS  OF  APPRAISAL.

Under the Nevada Law, our shareholders do not have dissenters' rights in connection with any of the actions that were approved as disclosed in this Information Statement.

Consummation  of  the  Acquisition  Will  Result  in  a  Change  of  Control

No action is required by the shareholders of NetJ in connection with the election or appointment of the Designee to the Board. However, Section 14(f) of the Securities Act of 1934, as amended requires the mailing to NetJ's shareholders this Information Statement not less than ten days prior to the change in a majority of NetJ's directors otherwise than at a meeting of NetJ's shareholders.

C.  VOTING  SECURITIES.

Outstanding  Securities  and  Voting  Rights

NetJ presently has only one class of voting stock outstanding, namely its common stock. On, October 21, 2002, the Record Date, we had 274,439 shares of common stock issued and outstanding. Each share of our common stock is entitled to one vote. The outstanding shares of common stock at the close of business on the Record Date were held by approximately 51 stockholders of record.

                                   SIGNATURES

                       BY ORDER OF THE BOARD OF DIRECTORS
                            OF NETJ.COM, CORPORATION



October  21,  2002

/s/     Wendy  Paige                                   /s/  James  Melillo
President,  Chief Executive                            Secretary and Director
Officer and Director

                              INDEX TO ATTACHMENTS


Annex A. Share Exchange Agreement between NetJ.com, Corp., ZooLink Communications Ltd., and the Shareholders of ZooLink

Annex B.     2001  Annual  Report  for  NetJ  on  Form  10-KSB

Annex C.     June  30,  2002  Quarterly  Report  for  NetJ  on  Form  10-QSB

Annex D.     June  30,  2002  Audited  Financial  Statements  for  ZooLink

Annex E.     Pro-forma  statements  as  at  June  30,  2002  for  NetJ

                                    ANNEX   A

                            SHARE EXCHANGE AGREEMENT


THIS SHARE EXCHANGE AGREEMENT (the "Agreement") made as of the 1st day of October, 2002


AMONG:     NETJ.COM,  CORP.,  a  Nevada corporation with an office at Suite 318,
24843  Del  Prado,  Dana  Beach,  California
                                                                        ("NetJ")

AND: ZOOLINK COMMUNICATIONS LTD., a company incorporated under the Federal laws of Canada with an office at 1800, 1055 West Hastings Street, Vancouver, British Columbia
                                                                     ("ZooLink")

AND:          ALI  SHAWKAT,  a  principal  shareholder of ZooLink Communications
Ltd.

                                           (the "ZooLink Principal Shareholder")

(collectively  the  "Parties")

WHEREAS:

A. The Boards of Directors of each of NetJ and ZooLink have determined that it is in the best interests of NetJ and ZooLink and their respective shareholders that NetJ acquire ZooLink through a plan of exchange under the laws of Nevada (the "Share Exchange"), and in furtherance thereof have approved the Share Exchange, this Agreement and the transactions contemplated thereby.

B. Pursuant to Share Exchange, and subject to the terms of this Agreement, NetJ will acquire 100% of the issued and outstanding shares in the capital of ZooLink and 100% of the issued and outstanding special warrants of ZooLink, all in exchange for shares of common stock of NetJ

C. This Agreement contemplates that NetJ will consolidate its issued and outstanding share capital on a 1 share for 100 share basis. NetJ will also settle outstanding debt through the issuance of shares, and obtain the agreement of certain shareholders to cancel shares. All the foregoing steps are to occur prior to or concurrent with the closing of the share exchange.

D. The ZooLink Principal Shareholder holds approximately 46% of the issued and outstanding common stock of ZooLink prior to conversion of 4,540,134 ZooLink Special Warrants, and wish to confirms his desire, subject to the terms and conditions of this Agreement, to effect the Share Exchange and the agreement to deliver their shares of ZooLink to NetJ on closing thereof, and otherwise to assist NetJ and ZooLink in completing the Share Exchange as contemplated herein.

THE  PARTIES  hereby  agree  as  follows:

1.     RECITALS   The  above  recitals are incorporated into and shall form part of  this  Agreement.



2.     DEFINITIONS

2.1 "AGREEMENT" means this share exchange agreement and all of its attached exhibits and schedules; "hereof," "hereto," and "hereunder" and similar expressions mean and refer to this Agreement and not to any particular Section or paragraph; "Section," "paragraph" or "clause" means and refers to the specified article, section, paragraph or clause of this Agreement;

2.2 "BUSINESS" means the business presently and heretofore carried on by ZooLink or intended to be acquired, relating generally to ZooLink's business plan;

2.3 "CLOSING" means the completion of the sale and purchase of the ZooLink Shares by the transfer and delivery of documents of transfer of title in exchange for the NetJ Exchange Shares;

2.4 "CLOSING DATE" means November 2, 2002, or such other date as the Parties may agree as to the date upon which the Closing shall take place;

2.5 "CLOSING TIME" means 4:00 p.m. Pacific Standard Time on the Closing Date or such other time on the Closing Date as the Parties may agree;

2.6 "CONFIDENTIAL INFORMATION" means any information exchanged by the Parties, including but not limited to trade secrets, know-how, formulas, processes, data, network configuration and rights-of-way, drawings, proprietary information, customer lists, prices, and any non-public information which concerns the business and operations of a party to this Agreement, and shall also include any information exchanged pursuant to this Agreement;

2.7 "GAAP" means generally accepted accounting principles, either in Canada or the United States, as the context requires or as otherwise indicated, consistently applied as in effect from time to time;

2.8 "LIENS" means any mortgage, pledge, hypothecation, right of others, claim, security interest, encumbrance, lease, sublease, license, occupancy agreement, adverse claim or interest, easement, covenant, encroachment, burden, title defect, title retention agreement, voting trust agreement, interest, equity, option, lien, right of first refusal, charge or other restrictions or limitations of any nature whatsoever, including but not limited to those which may arise under any contracts;

2.9     "NETJ"  has  the  meaning  set  forth  in  the  preface  above;

2.10 "NETJ EXCHANGE SHARES" means 12,000,000 new investment shares in the capital of NetJ to be issued to the ZooLink Shareholders in exchange for the ZooLink Shares and the ZooLink Special Warrant Shares on the basis of one NetJ Exchange Share for each 1.3957 ZooLink Shares or ZooLink Special Warrants;

2.11 "NETJ STOCK OPTIONS" means the stock options granted pursuant to NetJ's 1999 Stock Option Plan, presently outstanding and for which NetJ has not received notice of exercise. As at the date of this Agreement, the number of shares of common stock underlying the NetJ Stock Options totals 2,250,000;

2.12 "ORGANIZATIONAL DOCUMENTS" refers to the articles, bylaws, memorandum, certificate of formation or any charter or similar document adopted or filed by the corporation prepared in connection with the creation, formation or organization of a corporation entity;

2.13     "PARTIES"  has  the  meaning  set  forth  in  the  preface  above;

2.14 "PERSON" means any natural person, corporation, firm, partnership, association, company, trust, business trust, government, governmental agency or any other entity;

2.15     "SEC"  means  the  United  States  Securities  and Exchange Commission;

2.16 "SECURITIES ACT" means collectively the United States Federal Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

2.17 "SHARE EXCHANGE" has the meaning described in the above recitals hereto;

2.18 "TAX" means any tax levied by federal, state, local or foreign governments on income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not;

2.19 "ZOOLINK" has the meaning set forth in the preface above, and for the purposes of the representations, warranties, covenants and agreements herein, includes its subsidiaries if any;

2.20 "ZOOLINK PRINCIPAL SHAREHOLDER" has the meaning set forth in the preface above;

2.21     "ZOOLINK  SHAREHOLDERS"  means  the  holders  of  record of the ZooLink
Shares;

2.22 "ZOOLINK SHARES" means all of the issued and outstanding shares in the common stock of ZooLink as at the Closing, which is currently expected to be 12,208,397 common shares;

2.23 "ZOOLINK SPECIAL WARRANTS" means 4,540,134 special warrants of ZooLink issued and outstanding as of the date hereof, with each such special warrant exchangeable for no additional consideration into one common share of ZooLink;

2.24 "ZOOLINK SPECIAL WARRANT HOLDERS" means the holders of record of the ZooLink Special Warrants;

2.25 "ZOOLINK SPECIAL WARRANT SHARES" means the shares issuable upon conversion or deemed conversion of the ZooLink Special Warrants;

2.26 "ZOOLINK STOCK OPTIONS" means the stock options granted by ZooLink, presently outstanding and for which ZooLink has not received notice of exercise.

 3.     SCHEDULES  AND  EXHIBITS

3.1 The following are the Schedules and Exhibits annexed hereto and form part of this Agreement:

Schedule 4.1 - Form of ZooLink Agreement to exchange ZooLink Shares for NetJ Exchange Shares
Schedule 4.2 - Form of ZooLink Agreement to convert the ZooLink Special Warrants into ZooLink Special Warrant Shares and exchange thereof for NetJ Exchange Shares

4.     SHARE  EXCHANGE

     4.1 The Share Exchange. Subject to and upon the terms and conditions set forth in this Agreement, on the Closing Date, the following will occur:

     (a) the ZooLink Shareholders will sell to NetJ, and NetJ will purchase all right, title and interest in and to the ZooLink Shares in exchange for the issuance of 8,747,081 NetJ Exchange Shares by NetJ to the ZooLink Shareholders, such shares to be issued to the ZooLink Shareholders pro-rata to their ownership interest in the ZooLink Shares. It is acknowledged and agreed by NetJ and ZooLink that the Share Exchange will be made on a voluntary basis by ZooLink
Shareholders, and that ZooLink and the ZooLink Principal Shareholder will use best efforts to obtain the agreement of the ZooLink Shareholders, as to the sale of their ZooLink Shares, in the form attached hereto as SCHEDULE 4.1, and the delivery of the ZooLink Shares in proper transferable form to NetJ on the Closing.

(b) the ZooLink Special Warrantholders will sell to NetJ, and NetJ will purchase all right, title and interest in and to the ZooLink Special Warrant Shares in exchange for the issuance of 3,252,919 NetJ Exchange Shares by NetJ to the ZooLink Special Warrantholders, such shares to be issued to the ZooLink Special Warrantholders pro-rata to their ownership interest in the ZooLink Special Warrant Shares. It is acknowledged and agreed by NetJ and ZooLink that the Share Exchange will be made on a voluntary basis by the ZooLink Special Warrantholders, and that ZooLink and the ZooLink Principal Shareholder will use best efforts to obtain the agreement of the ZooLink Special Warrantholders, as to the conversion of their ZooLink Special Warrants and the sale of their ZooLink Special Warrant Shares, such agreement to be in substantially the form attached hereto as SCHEDULE 4.2, and the delivery of the ZooLink Special Warrant Shares in proper transferable form to NetJ on the Closing.

     4.2 Reserved NetJ Shares. In the event that less than all of the ZooLink Special Warrants are converted into ZooLink Special Warrant Shares as at the time of Closing, the NetJ Exchange Shares allocated to such ZooLink Special Warrants that are not converted will not be issued and will instead be Reserved for issuance upon the conversion of such ZooLink Special Warrants.

     4.3 Tendered ZooLink Shares and Special Warrants. Notwithstanding the foregoing, the obligation of ZooLink and the ZooLink Principal Shareholder to complete the share exchange and related transactions hereunder is subject to the
     ZooLink Shareholders and the ZooLink Special Warrantholders collectively agreeing to tender to ZooLink at least 90% of the outstanding shares of ZooLink calculated on the basis that all ZooLink Special Warrants have been converted.

     4.4 Securities Laws Issues. NetJ will issue the NetJ Exchange Shares pursuant to an exemption from registration under Section 4(2), Regulation D and Regulation S promulgated under the Securities Act. Such shares when issued may constitute "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act, and in which case the certificates representing the NetJ Exchange Shares will bear the appropriate restrictive legend.

     4.5 Tax Treatment. The Parties are responsible for obtaining their own tax advice respecting the tax consequences of the transactions contemplated hereunder. It is the intention of the parties hereto that the Share Exchange qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and related sections thereunder.

     4.6 Principal Shareholders. The ZooLink Principal Shareholder hereby agrees with NetJ that on Closing they will deliver the certificates representing the ZooLink Shares beneficially and legally held by him, in proper transferable form, to NetJ. The ZooLink Principal Shareholder further agrees to vote in favour of the transactions contemplated hereunder, or any one of such transactions, where any shareholder vote is held for such purpose, and to otherwise co-operate with NetJ and ZooLink in the consummation of the transactions contemplated in this Agreement.

     4.7 NetJ Stock Options. NetJ agrees to terminate all outstanding NetJ Stock Options and to otherwise obtain the written consent of the holders of such stock options to the termination thereof.

     4.8 Transfers by ZooLink Principal Shareholder. Prior to the Closing, the Zoolink Principal Shareholder may transfer all or part of the ZooLink Shares held by him for the purpose of tax and estate planning, provided that any transferee will agree to be bound in writing to the terms of this agreement applicable to the Zoolink Principal Shareholder.

     4.9 Closing. The Closing shall take place at the Closing Time at the offices of Morton & Company, or at such other time and place as may be agreed to by ZooLink and NetJ.

     4.10 Further Assurances. Each of the Parties will co-operate with the other and execute and deliver to the other parties such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party to this Agreement as necessary to carry out, evidence and confirm the intended purposes of this Agreement.

5.     REPRESENTATIONS  AND  WARRANTIES  OFTHE  ZOOLINK  PRINCIPAL  SHAREHOLDER

     5.1 Right to Sell. The ZooLink Principal Shareholder, with respect to the ZooLink Shares held by him, represents and warrants that he is the sole registered and beneficial owner of such ZooLink Shares, free and clear of all liens, charges, pledges, security interests, demands, adverse claims, rights, or other encumbrances whatsoever, and no person, firm or corporation other than NetJ now or at Closing will have any right, option, agreement or arrangement capable of becoming an agreement for the acquisition of any of the ZooLink Shares held by them or any interest therein.

5.2 Due Authorization. The ZooLink Principal Shareholder represents and warrants that such shareholder is legally competent to enter into this agreement, that such shareholder has all necessary power, authority and capacity to enter into this Agreement and to perform the obligations hereunder. The ZooLink Principal Shareholder represents that he has either sought legal counsel independent of legal counsel for ZooLink or NetJ for purposes of review and advice concerning this Agreement or has hereby intentionally waived such legal counsel.

5.3 Valid and Binding Obligation. This Agreement when executed will constitute the legal, valid, and binding obligation of the ZooLink Principal Shareholder, enforceable against the ZooLink Principal Shareholder in accordance with its terms.

5.4 Purchase for Own Account. The ZooLink Principal Shareholder is acquiring the NetJ Exchange Shares for investment purposes for its own account, and not as nominee or agent, and not with a view to the resale or distribution of any part thereof.
6.     REPRESENTATIONS  OF  ZOOLINK  &  ZOOLINK  PRINCIPAL  SHAREHOLDER

     6.1 U.S. Restrictions on Resale. The ZooLink Principal Shareholder and ZooLink are aware that there are restrictions and limitations on the ability to resell the NetJ Exchange Shares pursuant to the provisions of Rule 144 promulgated under the Securities Act ("Rule 144") which have the effect of permitting limited resales in the U.S. of the NetJ Exchange Shares subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares of common stock of NetJ, the availability of certain current public information about the NetJ, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations;

     6.2 Share Certificate Legends. It is acknowledged and agreed by the ZooLink Principal Shareholder and ZooLink that the certificates evidencing the NetJ Exchange Shares may bear one or more legends in substantially the following form, as well as any other legend required by the laws of any applicable jurisdiction, and that NetJ need not record a transfer of the NetJ Exchange Shares, unless the conditions specified in any applicable legends are satisfied:

These securities have not been registered under the Securities Act of 1933 and may not be transferred, sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an exemption from the requirement that the securities be registered.

7.     REPRESENTATIONS  AND  WARRANTIES  OFZOOLINK

     7.1 Due Authorization. ZooLink has all necessary corporate power, authority and capacity to enter into this Agreement and the agreements and other instruments contemplated herein and to perform its respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder have been, and on the Closing Date will have been, duly authorized by all necessary company action on the part of ZooLink. ZooLink has all necessary power, authority and capacity to enter into this Agreement and the agreements and other instruments contemplated herein and the consummation of the transactions contemplated hereunder. This Agreement when executed constitutes, and on the Closing Date will constitute legal, valid and binding obligations of ZooLink, enforceable against ZooLink in accordance with its terms.

7.2 Organization and Good Standing. ZooLink is a corporation, duly incorporated, duly organized, validly existing, and in good standing under the Federal laws of Canada, and has all necessary power, authority and capacity to carry on the Business as presently conducted by it. ZooLink is duly registered in every jurisdiction where it carries on business.

7.3 Conflicts. The entering into and performance of this Agreement and the agreements and other instruments contemplated herein will not conflict with the Organizational Documents of ZooLink, or any contract or other obligation of ZooLink.

     7.4 Financial Statements. ZooLink represents and warrants to NetJ that the unaudited financial statements of ZooLink for the year ended August 31, 2001, receipt of a copy of which is acknowledged by NetJ, are prepared in accordance with GAAP and are true, correct, and complete to the best of ZooLink's knowledge.

     7.5 Capital Structure. The authorized capital of ZooLink consists of an unlimited number of shares of common shares, of which 12,208,397 shares are currently issued and outstanding as fully paid and non-assessable shares, and an unlimited number of Class "A" preferred shares, of which none are currently issued and outstanding. In addition, there are 4,540,134 ZooLink Special Warrants and 605,000 ZooLink Options that are currently exerciseable to acquire common shares of ZooLink.

     7.6 Books and Records. The books of account, minute books, capitalization record books, and other records of ZooLink, all of which will be made available for inspection by NetJ prior to Closing, are, to the best of ZooLink's knowledge, complete and correct and have been main-tained in accordance with sound business practices, are not false, misleading, or fail to state a material facts nor are they based on any misrepresentations of any officers or directors of ZooLink.

7.7 No Undisclosed Liabilities. Except to the extent reflected or reserved against in the Financial Statements (including the notes thereto), or incurred subsequent to the date thereof and disclosed to NetJ in writing, or as otherwise disclosed to NetJ, ZooLink does not have any material outstanding indebtedness or any material liabilities or obligations (whether accrued, determinable, absolute, contingent or otherwise).

7.8 Taxes. ZooLink has filed or caused to be filed, on a timely basis since inception, all federal, provincial, municipal or local tax returns that are or were required to be filed by or with respect to any of them, either separately or as a member of a group, pursuant to applicable legal requirements. All tax returns filed by (including any on a consolidated basis) ZooLink are true, correct, and complete.

7.9 Litigation and Claims. There is no suit, action, litigation, labour grievance or complaint, investigation, or administrative, governmental, arbitration or other proceeding, in progress, or to the best knowledge and belief of ZooLink pending or threatened against or relating to ZooLink, or affecting its respective properties or the Business.

     7.10 Compliance with Law. To the best of ZooLink's knowledge, ZooLink is, as of the date of execution of this Agreement, and will be as of the Closing Date, in full compliance with any applicable law, ordinance, or regulation that is or was applicable to ZooLink or to the conduct or operation of their business or the ownership or use of any of their assets.

8.     REPRESENTATIONS  OFNETJ

     8.1 Due Authorization. NetJ has all necessary corporate power, authority and capacity to enter into this Agreement and the agreements and other instruments contemplated herein and to perform its respective obligations hereunder. This Agreement when executed constitutes, and on the Closing Date will constitute legal, valid and binding obligations of NetJ, enforceable against NetJ in accordance with its terms.

8.2 Organization and Good Standing. NetJ is a corporation, duly incorporated, duly organized, validly existing, and in good standing under the laws of Nevada. NetJ will deliver to ZooLink on request, prior to Closing, copies of its Organizational Documents as currently in effect.

     8.3 Assets and Liabilities. NetJ represents and warrants to ZooLink that NetJ is in the business of seeking an acquisition target and completing an acquisition thereof and, other than as disclosed in the NetJ Financial Statements, or in writing delivered to ZooLink and its legal counsel, NetJ has no assets or liabilities, whether contingent or otherwise, that would materially affect the business of ZooLink subsequent to the Closing.

8.4 Share Issuances. As at the date of this Agreement the issued and outstanding share capital of NetJ consists of 274,439 shares of common stock, and other than the NetJ Stock Options, no other securities of NetJ are outstanding.

8.5 Books and Records. The books of account, minute books, capitalization record books, and other records of NetJ, all of which will be made available to ZooLink prior to Closing, are, to the best of NetJ's knowledge, complete and correct and have been main-tained in accordance with sound business practices, are not false, misleading, or fail to state a material fact nor are they based on any misrepresentations of any officers or directors of NetJ.

8.6 Litigation and Claims. There is no suit, action, litigation, labour grievance or complaint, investigation, or administrative, governmental, arbitration or other proceeding in progress, pending or threatened against or relating to NetJ.

8.7 Full Disclosure. No representation or warranty of NetJ in this Agreement contains any untrue statement or omits to state a material fact.

     8.8 Officers, Directors and Employees. NetJ has the officers and directors disclosed in its last Form 10K-SB filed with the SEC for the year ended December 31, 2001, and has no employees.

8.9 Compliance with Law. To the best of NetJ's knowledge, NetJ is, as of the date of execution of this Agreement, and will be as of the Closing Date, in full compliance with any applicable law, ordinance, or regulation that is or was applicable to NetJ or to the conduct or operation of their business or the ownership or use any of their assets. NetJ has not received any notice or other correspondence, whether written or oral, from any governmental body or any other person regarding (a) any actual, alleged, possible or potential violation of, or failure to comply with, any applicable law, or (b) any actual, alleged, possible, or potential obligation on the part of any NetJ entity to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.

8.10 Regulatory Filings. NetJ has made all required filings with the SEC and such filings when made were true and accurate. All required filings, including annual returns, filed with the State of Nevada are current and accurate and NetJ is in good standing therewith.

8.11 Debt and Form S-8. All debt recorded on the balance sheet of NetJ is bona fide and incurred for value received. Where prior to closing, debt for services rendered is being settled by way of agreements and share issuances, the debt results from a bona fide employee benefit plan as defined in Form S-8.

     8.12 Financial Statements. NetJ represents and warrants to ZooLink that the audited financial statements of NetJ for the year ended December 31, 2001 and the interim period ended June 30, 2002, all as filed with the SEC, are prepared in accordance with GAAP and are true, correct, and complete to the best of NetJ's knowledge.

8.13 Taxes. NetJ has filed or caused to be filed, on a timely basis since inception, all federal, provincial, municipal or local tax returns that are or were required to be filed by or with respect to any of them, either separately or as a member of a group, pursuant to applicable legal requirements. All tax returns filed by (including any on a consolidated basis) NetJ are true, correct, and complete.


9. CONDITIONS PRECEDENT TO THE PERFORMANCE BY NETJ AND ZOOLINK OF THEIR OBLIGATIONS UNDER THIS AGREEMENT

     9.1 NetJ's Conditions. The obligation of NetJ to complete the purchase of the ZooLink Shares hereunder shall be subject to the satisfaction of, or compliance with, at or before the Closing Time, each of the following conditions precedent (each of which is hereby acknowledged to be inserted for the exclusive benefit of NetJ and may be waived by NetJ in whole or in part):

(a) Due Diligence Review. The completion by NetJ of, to its satisfaction acting reasonably, a due diligence review of the affairs and business of ZooLink, such review to concluded on or before October 1, 2002, and all matters arising therefrom having been resolved prior to the Closing Time.

(b) Truth and Accuracy of Representations of ZooLink at Closing Time. All of the representations and warranties of ZooLink and the ZooLink Principal Shareholder made in or pursuant to this Agreement shall be true and correct in all material respects as at the Closing Time and with the same effect as if made at and as of the Closing Time (except as such representations and warranties may be affected by the occurrence of events or transactions expressly contemplated and permitted hereby).
(c) Performance of Obligations. ZooLink shall have complied with and performed in all respects its obligations, covenants and agreements herein.

(d) Approvals. The Board of Directors and where required by applicable corporate law or Organization Documents, the shareholders, of ZooLink by proper and sufficient vote respectively, shall have approved this Agreement and the transactions contemplated hereby.

(e) Regulatory Filings. ZooLink shall have made all necessary filings required to give legal validity to the Share Exchange, including any filings required pursuant to the laws of Canada.

(f) Restrictions. ZooLink shall not have received notice of any order, ruling judgment or decree in effect which would enjoin or prohibit the Share Exchange.

     9.2 Non-Performance of Conditions for the Benefit of NetJ. In the event that any of the conditions set forth in SECTION 9.1 shall not be fulfilled and/or performed at or before the Closing Time, NetJ may terminate this Agreement by notice in writing to ZooLink, and NetJ shall thereupon be released from all obligations under this Agreement and ZooLink shall also be released from all obligations under this Agreement, provided any of the conditions may be waived in whole or in part by NetJ at any time without prejudice to its right of termination in the event of a non-fulfillment and/or non-performance of any other condition or conditions, any such waiver to be binding upon NetJ only if the same is in writing.

     9.3 ZooLink's Conditions. The obligation of ZooLink to complete the Share Exchange hereunder shall be subject to the satisfaction of, or compliance with, at or before the Closing Time, each of the following conditions precedent (each of which is hereby acknowledged to be inserted for the exclusive benefit of ZooLink and may be waived by ZooLink in whole or in part):

(a) Truth and Accuracy of Representations of NetJ at Closing Time. All of the representations and warranties of NetJ made in this Agreement shall be true and correct in all material respects as at the Closing Time and with the same effect as if made at and as of the Closing Time (except as such representations and warranties may be affected by the occurrence of events or transactions expressly contemplated and permitted hereby).

(b) Approvals. The Board of Directors and the shareholders, of NetJ, by proper and sufficient vote respectively, shall have approved this Agreement and the transactions contemplated hereby.

(c) Regulatory Filings. NetJ shall have made all necessary filings required to give legal validity to the Share Exchange, including any filings required pursuant to the laws of the State of Nevada.

(d) Share Consolidation. NetJ shall have obtained all requisite shareholder and regulatory approval and otherwise completed a consolidation of its share capital on a 100 old share for each new share basis (the "Share Consolidation").

(e) Settlement of Debt. NetJ shall have obtained the agreement of its creditors to the issuance shares of common stock of NetJ to settle all outstanding debt as recorded on the financial statements of NetJ (the "Debt Settlement"), such that on Closing, NetJ shall have no liabilities or debt. Any payments by NetJ required to keep NetJ in good standing with state and federal corporate and securities regulators require prior approval of Zoolink in writing.

(f) Registration. NetJ shall have filed an effective registration statement on Form S-8 registering the debt settlement shares where such shares are eligible for registration, and such filing shall be in strict compliance with the requirements for reliance on Form S-8.

(g) Cancellation of Shares. NetJ shall have obtained the agreement from shareholders to the cancellation of the necessary number of shares of its common stock, such that the issued and outstanding share capital of NetJ immediately prior to Closing shall be 8,515,000 shares of common stock calculated on a fully diluted basis.

(h) Due Diligence. ZooLink and its legal counsel shall have been provided with all requested information, including but not limited to Organizational Minutes, regulatory filings, agreements and other documentation as may be requested without limitation, as necessary to conduct a full due diligence investigation of NetJ, including all documentation in support of the share consolidation, debt settlement, Form S-8 registration statement and share cancellation described above, and all issues arising therefrom having been resolved to the satisfaction of ZooLink and its legal counsel.

10.     COVENANTS

10.1     Covenants  of  ZooLink.   ZooLink  covenants  and  agrees  to  do  the
following:

(a) Conduct Business in Ordinary Course. Except as otherwise contemplated or permitted by this Agreement, to cause ZooLink during the period from the date of this Agreement to the Closing, to conduct the Business in the ordinary and usual course thereto and not to enter into any transaction or do any thing which, if effected before the date of this Agreement, would constitute or would cause a material breach of the covenants, representations and warranties contained herein.

     (b) Investigations. To permit NetJ and its employees, agents, counsel and accountants or other representatives, between the date hereof and the Closing Time, to have access during normal business hours to the books, accounts, records and other data of ZooLink and to furnish to NetJ such financial and operating data and other information with respect to the Business, legal condition, properties and assets of ZooLink as NetJ shall from time to time consider necessary or desirable to enable confirmation of the matters represented, warranted and covenanted herein.

          (c) Additional Securities. Except as contemplated in this Agreement, ZooLink agrees not to issue any shares or any securities or rights convertible into or giving a right to acquire shares of ZooLink unless the person to whom the shares or securities are to be issued agrees in writing to be bound by the terms of this Agreement as applicable to such securities.

     (d) Correctness of Representations and Warranties. ZooLink shall cause each of the covenants, representations and warranties of ZooLink contained herein to remain true and correct until and at each of the Closing Date and the Closing Time.

     (e) Further Assurances. ZooLink, from time to time after the Closing, at NetJ's request, will execute, acknowledge and deliver to NetJ such other instruments of conveyance and transfer and will take such other actions and execute and deliver such other documents, certifications and further assurances as NetJ may reasonably require in order to better enable NetJ to complete, perform or discharge any of its duties hereunder.

     (f) Non-Public Information; Public Announcements. Until the Closing Date, none of the ZooLink Principal Shareholder or ZooLink, any of their affiliates or any person acting on their behalf shall furnish or cause to be furnished any non-public information concerning the Business or this Agreement to any Person (other than NetJ and its agents and representatives), other than in the ordinary course of business or pursuant to applicable law and after prior written notice to NetJ. Except as required by applicable law, ZooLink shall not, and they shall not permit any of their affiliates or any person acting on their behalf to, make any public announcement in respect of this Agreement or the transactions contemplated hereby without the prior written consent of NetJ.

     (g) Board Approval. ZooLink shall obtain the adoption and approval of this Agreement and the transactions contemplated thereby from its Board of Directors.

     10.2     Covenants  of  NetJ.   NetJ  covenants  and  agrees  to  do  the
following:

     (a) Confidentiality. In the event of the termination of this Agreement without consummation of the transactions contemplated hereby, NetJ will use its best efforts to keep confidential any Confidential Information (unless in the public domain) obtained from ZooLink. If this Agreement is so terminated, promptly after such termination, all documents, working papers and other written material obtained from one party in connection with this Agreement and not theretofore made public (including all copies thereof), shall upon request be returned to the party which provided such material or, in lieu thereof, a certificate in writing confirming that the Confidential Information in question has been destroyed.

     (b)     Correctness  of  Representations and Warranties.   NetJ shall cause
each of the covenants, representations and warranties of NetJ contained herein to remain true and correct until the Closing Time.

     (c) Approval. NetJ shall use best efforts to obtain the ratification, adoption and approval of this Agreement and the stock issuances and transactions contemplated thereby from its Board of Directors and shareholders or as otherwise required by Nevada law.

     (d) Regulatory Filings. NetJ shall continue to make all filings with the SEC and the State of Nevada required under law, and as necessary to keep NetJ current in its filing obligations therewith.

11.     CLOSING

     11.1 Date and Location of Closing. The Closing of the transactions contemplated in this Agreement shall occur at the Closing Time at the offices of Morton & Company, or such other date, time and location agreed to by ZooLink and NetJ.

     11.2 Closing Deliveries of ZooLink. At the Closing Time, ZooLink and the ZooLink Principal Shareholder, shall deliver to NetJ:

(a) share certificates representing the ZooLink Shares duly endorsed for transfer to NetJ along with the following:

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

(i) agreements of the ZooLink Shareholders in the form set out in SCHEDULE 4.1; and

(ii) agreements of the ZooLink Special Warrantholders to the conversion of their ZooLink Special Warrants for ZooLink Special Warrant Shares, and the exchange thereof for NetJ Exchange Shares.

(b) copies of resolutions of the directors of ZooLink authorizing and approving the transfer of the ZooLink Shares and ZooLink Special Warrant Shares, registration thereof in the name of NetJ, the issuance of a new share certificate therefore in the name of NetJ, and entry of the name and address of NetJ into the register of members of the Company;

(c) certified copies of resolutions of the directors of ZooLink as are to be passed to authorize the execution, delivery and implementation of this Agreement and all related transactions and documents;

(d) consents to act as a directors and officers of NetJ of those directors and officers nominated by ZooLink.

11.3 Closing Deliveries of NetJ. At the Time of Closing, NetJ shall deliver to ZooLink the following:

(a) share certificates representing the NetJ Exchange Shares in the names of the ZooLink Shareholders and the ZooLink Special Warrantholders and pro-rata to their shareholdings, such shareholdings to be provided by ZooLink on or prior to the Closing;

(b) certified copies of resolutions of the director(s) of NetJ authorizing and approving the Share Exchange, issuance of the NetJ Exchange Shares, registration of the ZooLink Shareholders and ZooLink Special Warrantholders on the register of members of NetJ, and the issuance of the new share certificates representing such NetJ Exchange Shares;

(c) certified copies of all Nevada state regulatory filings required to effect the Share Exchange;

(d)     certified  copies  of  the  shareholder  resolution  approving the Share
Exchange;

(e) all corporate records and books of account of NetJ, including without limitation, the Organizational Documents and minute books;

(f) the consent of the auditor of NetJ to providing access to the auditor of ZooLink to all audit files and records in its possession relating to NetJ;

(g) certified copies of such resolutions of the director(s) of NetJ as are to be passed to authorize the execution, delivery and implementation of this Agreement and of all related transactions and documents as they pertain to NetJ;

(h) certified copies of resolutions of the director(s) of NetJ appointing the nominees of ZooLink as officers and directors effective upon Closing;

(i) the signed resignations of each director and officer of NetJ along with the signed resignations or termination agreements of each management companies, consultant or employee;

(j) copies of the agreement of NetJ option holders to the cancellation of their NetJ Stock Options, as provided in this Agreement;

(k) a certificate of the officers of NetJ certifying the truth and accuracy of the representations and warranties herein, and compliance with the conditions precedent herein; and

(l) an opinion of legal counsel qualified in corporate and securities laws of the United States that the Share Consolidation, Debt Settlement and Form S-8 registration statement are all prepared and completed in accordance with laws applicable to such actions, and that the shares registered under the Form S-8 are, to the best of their knowledge, validly issued, fully paid, and non-assessable.


12.     ADDITIONAL  TERMS

     12.1 Further Acts. Each of the Parties will co-operate with the other and execute and deliver to the other parties such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party to this Agreement as necessary to carry out, evidence and confirm the intended purposes of this Agreement.

12.2 Termination. Except as otherwise provided in this Agreement, this Agreement may be terminated in any of the following manners: (i) either NetJ or ZooLink may terminate this Agreement without further liability by consent in writing signed by both NetJ and ZooLink, or (ii) unilaterally by any party upon any due diligence issue continuing unresolved for at least 10 days after notice to the other party of such issue, or (iii) unilaterally upon non-performance of a condition precedent, or breach of a covenant or representation and warranty that is not waived by the non-breaching parties, or (iv) if the Closing does not occur on or before that date which is 120 days from the date of this Agreement subject to extension agreed to in writing by NetJ and ZooLink.

12.3 Costs of Transactions. Each party will be responsible for their own costs associated with the transactions contemplated in this agreement.

12.4 Waiver. Any term of this Agreement may be waived in writing at any time by the party which is entitled to the benefit thereof, upon the authority of the board of directors or manager(s) of such party, but no such waiver shall affect or impair the right of the waiving party to require observance, performance or satisfaction of any other term or condition hereof. Any of the terms or provisions of this Agreement may be amended or modified at anytime by mutual agreement in writing executed upon the sole authority of the board of directors or manager(s) of each party.

12.5 Survival of Representations, Warranties and Covenants of ZooLink. The representations, warranties and covenants of ZooLink, NetJ, and the ZooLink Principal Shareholders contained in this Agreement or in any agreement, certificate or any other document delivered or given pursuant to this Agreement shall survive the completion of the transactions contemplated by this Agreement and shall continue in full force and effect for the benefit of NetJ for a period of 1 year from the Closing.

12.6 Enurement and Assignment. This Agreement shall be binding upon and enure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations contained in this Agreement without the prior approval of the other Parties.

12.7 Legal Advice. ZooLink, ZooLink Principal Shareholder and NetJ expressly agree and acknowledge that each Party has had the opportunity to seek the advice of its own counsel at its own expense for the legality and tax effects of this transaction and is not relying on any representations or of the other party or their agents. Each Party agrees to hold the other harmless for any representations or comments with regards to the legality and tax effects of this transaction.

12.8 Whole Agreement. This Agreement constitutes and contains the entire agreement of the Parties, and supersedes any and all prior negotiations, correspondence, understandings, and agreements between the Parties.

     12.9 Notice. Any notice, request, demand, claim, instruction, or other document to be given to any Party pursuant to this Agreement shall be in writing delivered personally or sent by mail, registered or certified, postage fully prepaid to the address of such Party noted on the cover page above, and if to the ZooLink Principal Shareholders, the address of ZooLink shall be used. Any party may give any notice, request, demand, claim, instruction, or other document under this section using any other means (including expedited courier, facsimile, ordinary mail, or electronic mail), but no such notice, request, demand, claim, instruction, or other document shall be deemed to have been duly given unless and until it actually is received by the individual for whom it is intended. Any party may change its address for purposes of this section by giving notice of the change of address to the other party in the manner provided in this section.

     12.10 Validity. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

12.11 Time of Essence. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

12.12 Signatures. This Agreement may be executed in any number of counterparts, and delivered by facsimile, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and in making proof hereof it shall not be necessary to produce or account for more than one such counterpart.

12.13 Applicable Law. This Agreement shall be construed in accordance with its terms and the laws of the State of Nevada.

     12.14 Exhibits and Schedules. The exhibits and schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

     12.15 Currency. Unless otherwise noted, all dollar amounts herein are in Canadian currency.

15.0     SIGNATURES

     IN WITNESS WHEREOF, this Agreement has been signed by each of the Parties effective the date noted above:


NETJ.COM  CORP.

By:  /s/  Wendy  Paige
          Wendy  Paige,  President


     ZOOLINK  COMMUNICATIONS  LTD.

By:     /s/  Ali  Shawkat
Authorized  Signatory

Ali  Shawkat,  President
     Print  Name  and  Office


/s/  Ali  Shawkat
     ALI  SHAWKAT

--------------------------------------------------------------------------------

                                  SCHEDULE  4.1

                ZooLink Shareholder Agreement to Exchange Shares

                                    [Omitted]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  SCHEDULE  4.2

                ZooLink Shareholder Agreement to Exchange Shares

                                    [Omitted]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    ANNEX  B

       Form 10-KSB/A  for NetJ for the Fiscal Year ended December 31, 2001

--------------------------------------------------------------------------------

                                  United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 10-KSB/A

               [X]  ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Commission File Number: 0-27361

                      For the Year ended December 31, 2001

                           (formerly NETBANX.COM CORP)

Nevada                                                                91-1007473
(Jurisdiction  of  Incorporation)                 (I.R.S.Identification  Number)

24843  Del  Prado,  Suite  318,  Dana  Point,  CA                          92629
(Address of principal executive offices)                              (Zip Code)

Registrant's  telephone  number,  including  area  code:         (949)  487-7295

Securities  registered  pursuant  to  Section  12(b)  of  the  Act:         None

Securities  registered  pursuant  to Section 12(g) of the Act:     Common Equity
Voting  Stock

As  of  December  31,  2001,  Common  shares  issued and outstanding  12,108,000

As of 12/31/01, 12,108,000 shares of shares of Common Stock were held by non-affiliates, with a market value calculated at $511,300.00, based on closing low bid of $0.10 per share.

Yes[] No[X] (Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days.)

[]  (Indicate  by  check  mark  whether  if  disclosure  of  delinquent  filers
(?229.405) is not and will not to the best of Registrant's knowledge be contained herein, in definitive proxy or information statements incorporated herein by reference or any amendment hereto.)

Transitional  Small  Business  Disclosure  Format  (check one): yes [ ]   no [X]


                                               Exhibit Index is found on page 11

                                  INTRODUCTION

     This Reporting Company has elected to refer to itself, whenever possible, by normal English pronouns, such as "We", "Us" and "Our". This Amendment is filed to correct typographic errors and ommissions from our filing of the previous day.

     This Form 10-KSB contains forward-looking statements. Such statements include statements concerning plans, objectives, goals, strategies, future events, results or performances, and underlying assumptions that are not statements of historical fact. This document and any other written or oral statements made by us or on our behalf may include forward-looking statements which reflect our current views, with respect to future events or results and future financial performance. Certain words indicate forward-looking statements, words like "believe", "expect", "anticipate", "intends", "estimates", "forecast", "projects", and similar expressions.

                                     PART I


                        ITEM 1.  DESCRIPTION OF BUSINESS.

 (A) HISTORICAL INFORMATION. Our previous older Historical information, had been reported in our previous Annual Report on Form 10-KSB. In July 1999 we approved and directed a five for one forward split of our shares of common stock, issued and outstanding, resulting in a post-split total of 11,908,00 shares issued and outstanding. These Issuances and all issuances to date, with the relevant exemption from Registration, under section 5 of the Securities Act of 1933, are displayed in the following table. Please See Part II, Item 4, for additional information.

     On or about April 25, 2001, the Registrant sold 100,000 shares, pursuant to
Section 4(2)/Rule 506, to a single accredited investor. The investor's accreditation was determined by virtue of income, net worth and previous investing experience.

------------------------------------------------------------------------------
                                                     post             pre-
                                                    forward         forward
Issuances/Exemptions                                 split            split
------------------------------------------------------------------------------
Founders shares, at par value, for organizational
 costs, to a single Founder, J. Dan Sifford Jr
[Section 4(2) of the 1933 Securities Act]. . .        6,000,000      1,200,000
------------------------------------------------------------------------------
11 sophisticated investors at $0.125
(Rule 504) 7/7/97. . . . . . . . . . .                5,080,000      1,016,000
------------------------------------------------------------------------------
1 sophisticated investor at $0.10
(Rule 504) 6/9/98. . . . . . . . . . . . . . .           33,000          6,600
------------------------------------------------------------------------------
For services valued at $9,000.00 (Rule 504) 1/22/99.    450,000         90,000
------------------------------------------------------------------------------
For services valued at $6,900.00 (Rule 504) 3/3/99 .    345,000         69,000
------------------------------------------------------------------------------
Total Common Stock Issued and Outstanding
 (Before the forward Split of July 14, 1999). .      11,908,000      2,381,600
------------------------------------------------------------------------------
For Services (4/25/00) Section 4 (2) Rule 506           100,000
------------------------------------------------------------------------------
For Services (11/12/01) Registered on Form S8. .        100,000
------------------------------------------------------------------------------
Total Issued and Outstanding December 31, 2001 .     12,108,000
------------------------------------------------------------------------------

     There are no lock-up or shareholder pooling agreements between or among shareholders of this Registrant. All shares are owned and controlled independently by the persons to whom they are issued. We have no Internet address.

     2000 STOCK PLAN. On September 14, 2000, we established an Employee Stock Option Plan. The Plan covers both current and prospective employees, consultants and directors. The maximum number of shares available for issuance under the Plan is 9,500,000. As of December 31, 2000, there are 2,250,000 granted at an exercise price of $1.15 per share. The plan expires on September 13, 2005. The shares underlying the options granted in the 2000 Stock Plan have been registered pursuant to the filing of a Registration Statement on Form S-8. Pursuant to the 2000 Stock Plan, options were granted to Directors of the Company, Wendy Paige, Simon Blackman, and James Melillo. None of the 2,250,000 granted options have been exercised as of fiscal year end December
31, 2001.

 (B) HISTORY OF FAILED ACQUISITIONS. Persons familiar with our historical reporting will recall that in the past three years we have attempted several acquisitions, but none were successfully pursued to consummation.

 (C) OUR BUSINESS. We have no current business. We have no day-to-day operations. Our officers and directors devote only insubstantial time and attention to our affairs at the present time, for the reason that only such attention is presently required. We are substantially dormant and inactive.

     Our strategic intention is to seek one or more profitable business combinations or acquisitions to secure profitability for shareholders. We have no expectation at this time when and if such a combination might take place. We are not presently engaged in any search. We have not established any criteria for any such combination at the present time.

     We  have  no  present  or  foreseeable  financing  plans.

     Other better capitalized firms are engaged in the search for acquisitions or business combinations which firms may be able to offer more and may be more attractive to acquisition candidates. There is no compelling reason why we should be preferred over other reverse-acquisition public corporation candidates. We have no significant pool of cash we can offer and no capital formation incentive for our selection. We have a limited shareholder base insufficient for acquisition target wishing to proceed for application to NASDAQ. In comparison to other "public shell companies" we are unimpressive, in the judgment of management, and totally lacking in unique features which would make us attractive or competitive.

     We  have  no  planned  acquisitions.

     We  have  no  employees,  other  than  our  officers  and  directors.


                        ITEM 2.  DESCRIPTION OF PROPERTY.

     We  have  no  property.


                           ITEM 3.  LEGAL PROCEEDINGS.

     There are no legal proceedings pending, threatened or suspected, by or against our Corporation, as of the preparation of this Report.


          ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None

             The Remainder of this Page is Intentionally left Blank

                                     PART II


           ITEM 5.  MARKET FOR COMMON EQUITY AND STOCKHOLDER MATTERS.

 (A)  MARKET  INFORMATION.

The Company, has one class of securities, Common Voting Equity Shares (Common Stock). The Company's Securities may be quoted in the over-the-counter market, but there is a young, sporadic and potentially volatile trading market for them. Quotations for, and transactions in the Securities, and transactions are capable of rapid fluctuations, resulting from the influence of supply and demand on relatively thin volume. There may be buyers at a time when there are no sellers, and sellers when there are no buyers, resulting in significant variations of bid and ask quotations by market-making dealers, attempting to adjust changes in demand and supply.

Our Common Stock is quoted Over-the-Counter on the Bulletin Board (OTCBB). The Company's trading symbol is NETJ. Based upon standard reporting sources (Bloomberg) the following information is provided:

quarter      high bid   low bid      volume
--------------------------------------------
1st  2001      1.01      0.22     1,035,340
2nd  2001      1.78      0.15     3,840,000
3rd  2001      1.43      0.52         1,376
4th  2001      1.18      0.10       897,000
1st  2002     0.115     0.075       579,640

     The foregoing price information is based upon inter-dealer prices without retail mark-up, mark-down or commissions and may not reflect actual transactions.

 (B) HOLDERS. Management calculates that the approximate number of holders of the Company's Common Stock, as of December 31, 2001, was 51.

 (C) DIVIDENDS. We have not paid any cash dividends on our Common Stock, and do not anticipate paying cash dividends on its Common Stock in the next year. We anticipate that any income generated in the foreseeable future will be retained for the development and expansion of our business. Future dividend policy is subject to the discretion of the Board of Directors and will depend upon a number of factors, including future earnings, debt service, capital requirements, business conditions, the financial condition of the Company and other factors that the Board of Directors may deem relevant.

 (D)  SALES  OF  UNREGISTERED  COMMON  STOCK  2001.  None.

 (E) RISKS OF "PENNY STOCK." The Company's common stock may be deemed to be "penny stock" as that term is defined in Reg. Section 240.3a51-1 of the Securities and Exchange Commission. Penny stocks are stocks (i) with a price of less than five dollars per share; (ii) that are not traded on a "recognized" national exchange; (iii) whose prices are not quoted on the NASDAQ automated quotation system (NASDAQ) listed stocks must still meet requirement (i) above); or (iv) in issuers with net tangible assets less than $2,000,000 (if the issuer has been in continuous operation for at least three years) or $5,000,000 (if in continuous operation for less than three years), or with average revenues of less than $6,000,000 for the last three years.

     Section  15(g) of the Securities Exchange Act of 1934, as amended, and Reg.
Section 240.15g-2 of the Securities and Exchange Commission require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account. Potential investors in the Company's common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be "penny stock."

     Moreover, Reg. Section 240.15g-9 of the Securities and Exchange Commission requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker -dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for investors in the Company's common stock to resell their shares to third parties or to otherwise dispose of them.

     RISKS OF STATE BLUE SKY LAWS. In addition to other risks, restrictions and limitations which may affect the resale of the existing shares of our common stock, consideration must be given to the Blue Sky laws and regulations of each State or jurisdiction in which a shareholder wishing to re-sell may reside. Some States may distinguish between companies with active businesses and companies whose only business is to seek to secure business opportunities, and may restrict or limit resales of otherwise free-trading and unrestricted securities. We have taken no action to register or qualify its common stock for resale pursuant to the "Blue Sky" laws or regulations of any State or jurisdiction. Accordingly offers to buy or sell our existing securities may be unlawful in certain States


     ITEM  6.  MANAGEMENT'S  DISCUSSION  AND  ANALYSIS  OR  PLAN  OF  OPERATION.

     Management's discussion and analysis is intended to be read in conjunction with our audited financial statements and the notes attached to them. The following statements may be forward looking in nature and actual results may differ from forward looking statements.

 (A) PLAN OF OPERATION: NEXT TWELVE MONTHS. We have no current business. We have no day-to-day operations. Our officers and directors devote only insubstantial time and attention to our affairs at the present time, for the reason that only such attention is presently required. We are substantially dormant and inactive. Our strategic intention is to seek one or more profitable business combinations or acquisitions to secure profitability for shareholders. We have no expectation at this time when and if such a combination might take place. We are not presently engaged in any search. We have not established any criteria for any such combination at the present time. We have no reason to expect any change in or non-operating status, during the next twelve months.

     We have no substantial cash requirements for the next twelve months, for the reason that we anticipate no activity during that period. In any event, there can be no assurance that we will ever be successful in raising capital through private placements or otherwise. Even if we were successful in raising capital through any source. There can be no assurances that any such financing would be available in a timely manner or on terms acceptable to us and our current shareholders. Additional equity financing could be dilutive to our then existing shareholders, and any debt financing could involve restrictive covenants with respect to future capital raising activities and other financial and operational matters.

     Our independent auditor has indicated the following material information in notes to our financial statements: The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is dependent upon raising capital to continue operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. It is management's plan to raise capital in order to define their business operations, thus creating necessary operating revenues. The Company is a development stage company as defined in Financial Accounting Standards Board Statement 7. It is concentrating substantially all of its efforts in raising capital and developing its business operations in order to generate operating revenues. While we are development stage company, we are not presently engaged in any activity. We are not engaged in raising capital. We are not engaged in developing any business. We are not engaged in generating revenues. We are presently dormant.

     We are unable to predict when or if we may participate in a business opportunity.

 (B) REVERSE ACQUISITION CANDIDATE. We are a Reverse Acquisition Candidate, although we are not presently searching actively for a profitable business opportunity. The acquisition of such an opportunity could and likely would result in some change of control of our corporation. This would likely take the form of a reverse acquisition. That means that we would likely acquire businesses and assets for stock in an amount that would effectively transfer control to the acquisition target company or ownership group. It is called a reverse-acquisition because it would be an acquisition by us in form, but would be an acquisition of control of us in substance. Capital formation issues for the future would arise only when targeted business or assets have been identified. Until such time, we have no basis upon which to propose any substantial infusion of capital from sources outside of its circle of affiliates. Such an acquisition may result in a substantial dilution of existing shareholders. A company with no business plan is severely limited in its ability to raise funding for any purpose. Many exemptions from registration are not available to a company with no business plan.


     There can be no assurance that we would be successful in raising capital through private placements or otherwise. Even if we were successful in raising capital, there can be no assurances that any such financing would be available in a timely manner or on terms acceptable to us and our current shareholders, Additional equity financing could be dilutive to our then existing shareholders, and any debt financing could involve restrictive covenants with respect to future capital raising activities and other financial and operational matters.

     ITEM  7.  FINANCIAL  STATEMENTS.

 (A) AUDIT COMMITTEE. The Audit Committee of this Corporation for this fiscal year consists of the our Board of Directors. Management is responsible for our internal controls and the financial reporting process. Our independent auditors are responsible for performing an independent audit of our financial statements in accordance with generally accepted accounting standards and to issue a report thereon. It is the responsibility of our Board of Directors to monitor and oversee these processes. In this context the Committee has met and held discussions with management and the independent accountants. Management recommended to the Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the financial statements with Management and such independent accountants, matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Our independent accountants also provided to the Committee the written disclosures required by Independence Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

     Based upon the Committee's discussions, and review, of the foregoing, the Committee recommended that our audited financial statements in our Annual Report on Form 10-KSB for the year ended 2001 be included and filed with the Securities and Exchange Commission.

 (B) FINANCIAL STATEMENTS. Audited Financial Statements for years ended December 31, 2001, 2000, are provided as Exhibit FK-01, attached hereto, filed herewith and incorporated herein by this reference as though fully set forth herein.


             ITEM 8.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                     ON ACCOUNTING AND FINANCIAL DISCLOSURE.

     None.

             The Remainder of this Page is Intentionally left Blank



                                    PART III


    ITEM 9.  DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;

     The following persons were appointed at the close of 1999, to take office in year 2000, and to serve until their successors might be elected or appointed. The time of the next meeting of shareholders has not been determined and is not likely to take place before a targeted acquisition or combination is identified.

Wendy Paige (Director, Acting President) is the principal of Paige & Co. founded by her in 1997 to provide legal consulting services to Silicon Valley, United Kingdom and European technology companies in the e-Commerce, Internet and New Media markets. From 1994-1997, Ms. Paige was of Counsel with Masons Solicitors, a London law firm where she advised technology clients and Silicon Valley law clients on commercial and technology issues in Europe and the Middle East. She has had in-house international legal and commercial experience with leading technology companies, including United Technologies Corporation, MIPS Computer Systems (later Silicon Graphics, Inc) and VMX, Inc., having specialized in technology licensing and strategic relationships.

Simon Blackman (Acting Secretary and Treasurer), for the past two years, has been involved in building vertical electronic markets for the civil aerospace and the defense industry sectors. Mr. Blackman also currently operates an independent consultancy advising on security issues relating to communications, computer networks and e-commerce. Prior to being an independent consultant, Mr. Blackman was a Director of Grosvenor Security Consultants Limited (1993-1996) with responsibility for computer and communications security. Mr. Blackman is also a Director of Eurogard Security Group (UK) Limited (since 1997).

James J. Melillo, age 51, serves as a director. He has been the CEO of The Executive Conversation, Inc. ("TEC"), a high technology training and consulting firm since 1996. He is the author of The Executive Conversation, TEC2, and the Channel MBA. He consults and presents to major technology firms approximately 100 days a year before all size audiences. TEC's current clients include Intel, Cisco, Seibel, Oracle, Nortel, Hewlett Packard and Lucent Worldwide. Prior to TEC, he was president of RCL Northwest a regional investment bank and registered broker dealer specializing in mid cap stocks and debt instruments. Projects include assisting with the merger of a third market UK company with a NASD listed firm, raising debt and equity for multiple firms on the West Coast of the United States as well as multiple IPO's. As CFO and a Board Member of National Pizza Company he did one of the first "roll ups" taking this franchise public while negotiating a Reverse Ruling with IRS and creating a tax-free dividend for the founders. He brought the company public and was instrumental in building it into the largest Pizza Hut franchises in the world. He worked for Marion Merrell Dow ($1+billion) as Director for Strategic Planning and Technology Acquisitions. He structured and or negotiated licenses or joint ventures with Dow Meridian Diagnostics (Ohio); Mitsubishi Biologicals (Japan) and Analytic Systems (California). He also worked with the Kansas City Royals (Missouri) and managed a $400,000,000 portfolio for the founder of Marion Laboratories and the owner of the Kansas City Royals Baseball Team. Prior to that he worked for the Boston Consulting Group. His major clients included Smith Kline, OMC/Evinrude, Corning Fiber Optics and Alpha-Philco. Mr. Melillo has a BA in Philosophy from Sarah
Lawrence, an MA-Economics from the University of Pittsburgh, and an MBA from Columbia University. He has lectured on Strategy, Boston Consulting Group, Finance and other topics at Columbia University, Kansas University School of Business, Avila and Rockhurst College.

ITEM  10.  EXECUTIVE  COMPENSATION.


                                                                        Long Term Compensation
                                                                   |-----------------------------|
                                       Annual Compensation         |        Awards      | Payouts|
                              |------------------------------------------------------------------|
a . . . . . . . . .  b        |       c            d          e    |     f        g     |   h    |   i    |
----------------------------------------------------------------------------------------------------------|
Name. . . . . . . .                                                          Securities
And . . . . . . . .                                          Other    Restric-   Under-          All Other|
Principal . . . .                                         .  Annual     Ted     Lying             Compen- |
Position. . . . . .                                          Compen-   Stock   Options    LTIP     Sation |
                                    Salary       Bonus     Sation ($)  Awards  SARs (#)  Payouts     ($)  |
                         Year         ($)         ($)                   ($)               ($)             |
----------------------------------------------------------------------------------------------------------|
Wendy Paige
CEO in 2001
President/CEO . . . .   2001            0          0            0         0          0        0       0
                        2000            0          0            0         0  1,000,000        0       0
                        1999            0          0            0         0          0        0       0
----------------------------------------------------------------------------------------------------------|
Simon Blackman
Secretary / Treasurer/
 Director               2001            0          0            0         0          0        0       0
                        2000            0          0            0         0  1,000,000        0       0
                        1999            0          0            0         0          0        0       0
----------------------------------------------------------------------------------------------------------|
James Melillo
Director. . . . . . .   2001            0          0            0         0          0        0       0
                        2000            0          0            0         0    250,000        0       0
                        1999            0          0            0         0          0        0       0
----------------------------------------------------------------------------------------------------------|

NOTES  TO  TABLE:

     There is no present program of executive compensation, and no plan or compensation is expected to be adopted or authorized at any time before an acquisition is effected. Present management is not expected to be the subject of such compensation then. Such future plan of compensation as may be adopted after acquisition would be expected to encompass new management and not present management. Present management has indicated previously that it will not be compensated by any finders fees or other indirect compensation for its services as management on behalf of shareholders. Management is beneficially interested in the share ownership of the principal shareholder and expects to profit thereby, and only thereby, upon effecting a profitable acquisition for the benefit of all shareholders.

     2000 STOCK PLAN. On September 14, 2000, we established an Employee Stock Option Plan. The Plan covers both current and prospective employees, consultants and directors. The maximum number of shares available for issuance under the Plan is 9,500,000. As of December 31, 2000, there are 2,250,000 granted at an exercise price of $1.15 per share. The plan expires on September 13, 2005. The shares underlying the options granted in the 2000 Stock Plan have been registered pursuant to the filing of a Registration Statement on Form S-8. Pursuant to the 2000 Stock Plan, options were granted to Directors of the Company, Wendy Paige, Simon Blackman, and James Melillo. No options have Been exercised as of December 31, 2001.


     ITEM  11.  SECURITY  OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

     To the best of our knowledge and belief the following disclosure presents the total beneficial security ownership of all Directors and Nominees, naming them, and by all Officers and Directors as a group, without naming them, and of all persons, entities and groups, known to or discoverable by us, to be the beneficial owner or owners of more than five percent of any voting class of our stock., known to or discoverable by us. More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent of some or any classes. Please refer to Executive Compensation for stock options.


 Name and Address of Beneficial Owner. . . . . . .    Share
 Common Stock. . . . . . . . . . . . . . . . . . .  Ownership     % of Total
----------------------------------------------------------------------------
Wendy Paige Acting President/Director
6358 Greengate Drive
Orlando, Florida 32822 . . . . . . . . . . . . . .        -0-        0.00
----------------------------------------------------------------------------
Simon Blackman Acting Secretary/Treasurer/Director
37 Jermyn Street
London W1 England. . . . . . . . . . . . . . . . .        -0-        0.00
----------------------------------------------------------------------------
James J. Melillo Director
1421 34th Avenue
Madrona Plaza
Seattle WA 98122 . . . . . . . . . . . . . . . . .        -0-        0.00
----------------------------------------------------------------------------
All Officers and Directors as a Group. . . . . . .        -0-        0.00
----------------------------------------------------------------------------



 (A) CHANGES IN CONTROL. There are no arrangements known us, including any pledge by any persons, of our securities, which may at a subsequent date result in a change of control of our corporation. We would search for a profitable business opportunity in the future. Such an acquisition of such an opportunity could and likely would result in some change in control of our corporation at such time. This would likely take the form of a reverse acquisition. That means that this Registrant would likely acquire businesses and assets for stock in an amount that would effectively transfer control of this corporation to the acquisition target company or ownership group. It is called a reverse-acquisition because it would be an acquisition by us in form, but would be an acquisition of us in substance.


            ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.
     None.


   ITEM 13.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K.

 (A) FINANCIAL STATEMENTS. Please see Attachment FK- 01: Audited Financial Statements for the years ended December 2001.

 (B)  FORM  8-K  REPORTS.  None

 (C)  EXHIBITS.  None  other.


     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the individual capacities and on the date indicated.

                                       BY

Dated:  May  20,  2002

/s/Wendy Paige                                   /s/Simon Blackman
   Wendy  Paige                                     Simon  Blackman
   President  CEO/Director                          Secretary/Treasurer/Director

                          /s/James Melillo
                             James  Melillo
                             Director

                                  NETJ.COM CORP
                           (formerly NetBanx.com Corp)
                          (a Development Stage Company)
                              FINANCIAL STATEMENTS
                            December 31, 2001 and 2000

                                 C O N T E N T S



Independent  Auditors'  Report                           14

Balance  Sheets                                          15

Statements  of  Operations                               16

Statements  of  Stockholders'  Equity                    17

Statements  of  Cash  Flows                              18

Notes  to  the  Financial  Statements                    19

                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Stockholders of NetJ.Com Corp

We have audited the accompanying balance sheets of NetJ.Com Corp (formerly NetBanx.com Corp) (a Development Stage Company) as of December 31, 2001 and 2000 and the related statements of operations, stockholders' equity and cash flows for the years ended December 31, 2001, 2000 and 1999 and from inception on August 24, 1995 through December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NetJ.Com Corp (formerly NetBanx.com Corp) (a Development Stage Company) as of December 31, 2001 and 2000 and the results of its operations and cash flows for the years ended December 31, 2001, 2000 and 1999 and from inception on August 24, 1995 through December 31, 2001 in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has minimal assets and no operations and is dependent upon financing to continue operations. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in the Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/Chisholm  &  Associates
Chisholm  &  Associates
North  Salt  Lake,  Utah
May  20,  2002

                                 NETJ.COM CORP
                         (a Development Stage Company)
                                 Balance Sheets

                                     ASSETS

                                                         December  31,
                                                    2001                2000
--------------------------------------------------------------------------------
Current  assets
   Cash                                        $     1,290          $     2,789
                                               ---------------------------------
Total  Current  Assets                               1,290                2,789
                                               ---------------------------------
      Total  Assets                            $     1,290          $     2,789
                                               =================================

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current  Liabilities
   Accounts  Payable - Related Party           $   721,038          $   697,871
   Accounts  Payable                               549,683              121,504
                                               ---------------------------------
Total  Current  Liabilities                      1,270,721              819,375
                                               ---------------------------------

Stockholders'  Equity
   Common  Stock,  authorized  100,000,000
     shares  of  $.001  par  value,  issued  and
     outstanding  12,108,000  and  12,008,000
     shares  respectively                           12,108               12,008
   Additional  Paid  in  Capital                   342,888              332,988
   Less:  Subscriptions receivable                    (660)                (660)
   Deficit  Accumulated  During  the
     Development  Stage                         (1,623,767)          (1,160,922)
                                               ---------------------------------
Total  Stockholders'  Equity                    (1,269,431)            (816,586)
                                               ---------------------------------

Total Liabilities and Stockholders' Equity     $     1,290          $     2,789
                                               =================================

  The accompanying notes are an integral part of these financial statements.

                                  NETJ.COM CORP
                          (a Development Stage Company)
                             Statements of Operations

                                                                                         August 24,
                                                                                      1995 (inception
                                                                                           of the
                                                                                         development
                                                                                           stage) to
                                                 For the years ended December 31,        December 31,
                                             2001             2000            1999            2001
-------------------------------------------------------------------------------------------------------
Revenues:                             $           -    $          -    $           -    $            -

Expenses:

   General  &  Administrative              (462,845)       (957,738)         (80,713)      (1  623,767)
                                      -----------------------------------------------------------------
          Total  Expenses                  (462,845)       (957,738)         (80,713)       (1,623,767)
                                      -----------------------------------------------------------------
Net (Loss)                            $    (462,845)   $   (957,738)    $    (80,713)   $   (1,623,767)
                                      =================================================================
Net Loss Per Share                    $       (0.04)   $      (0.08)    $      (0.01)   $        (0.16)
                                      =================================================================
Weighted average shares outstanding      12,066,333      11,966,333       11,701,000        10,447,053
                                      =================================================================

  The accompanying notes are an integral part of these financial statements.

                                  NETJ.COM CORP
                          (a Development Stage Company)
                        Statement of Stockholders' Equity

                                                                                    Additional        Deficit
                                                                                      Paid-in       Accumulated
                                                                                       Capital       During the
                                                         Common  Stock              (Discount on     Development
                                                   Shares             Amount            Stock)          Stage
-----------------------------------------------------------------------------------------------------------------
Balance  at  beginning  of  development
 stage  - August 24, 1995                                   -    $              -    $           -    $        -

Shares  issued  for  organizational  costs          6,000,000               6,000           (4,800)            -

Net  loss  December  31,  1995                              -                   -                -           (80)
                                                -----------------------------------------------------------------

Balance,  December  31,  1995                       6,000,000               6,000           (4,800)          (80)

Net  loss  December  31,  1996                              -                   -                -          (240)
                                                -----------------------------------------------------------------
Balance, December 31, 1996                          6,000,000               6,000           (4,800)         (320)

July 15, 1997-issued at $.025 per share             5,080,000               5,080          121,920             -

Net  loss December 31, 1997                                 -                   -                -       (92,374)
                                                -----------------------------------------------------------------

Balance,  December  31,  1997                      11,080,000              11,080          117,120       (92,694)

Net  loss  December  31,  1998                              -                   -                -       (29,777)
                                                -----------------------------------------------------------------

Balance,  December  31,  1998                      11,080,000              11,080          117,120      (122,471)

Shares issued for cash at $.02 per share               33,000                  33              627             -

Shares issued for services at $.02 per share          795,000                 795           15,105             -

Net  loss  December  31,  1999                              -                   -                -       (80,713)
                                                -----------------------------------------------------------------

Balance,  December  31,  1999                      11,908,000              11,908          132,852      (203,184)

Shares issued for cash at $2.00 per share             100,000                 100          200,136             -

Net  loss  December  31,  2000                              -                   -                -      (957,738)
                                                -----------------------------------------------------------------

Balance,  December  31,  2000                      12,008,000              12,008          332,988    (1,160,922)

Shares issued for services at $.10 per share          100,000                 100            9,900             -

Net  loss  December  31,  2001                              -                   -                -      (462,845)
                                                -----------------------------------------------------------------

Balances,  December 31, 2001                       12,108,000    $         12,108    $     342,888   $(1,623,767)
                                                =================================================================

  The accompanying notes are an integral part of these financial statements.

                                  NETJ.COM CORP
                          (a Development Stage Company)
                             Statement of Cash Flows

                                                                                                          August  24,
                                                                                                        1995 (inception
                                                                                                            of  the
                                                                                                          development
                                                                                                           stage)  to
                                                             For the years ended December 31,             December 31,
                                                       2001                2000              1999             2001
------------------------------------------------------------------------------------------------------------------------

Cash  Flows  form  Operating
 Activities

     Net  loss                                 $       (462,845)    $      (957,738)    $     (80,713)    $  (1,623,767)
     Adjustments  to  reconcile
       net  loss  to  net  cash
       provided  by  operations
     Shares  issued  for  services                       10,000                   -            15,900            25,900
     Amortization                                             -                   -               400             1,200
     Increase in payables                               451,346             759,962            59,413         1,270,721
                                               -------------------------------------------------------------------------

Net  Cash  Flows  used  in
 Operating  Activities                                   (1,499)           (197,776)           (5,000)          (325,946)
                                               -------------------------------------------------------------------------
Cash  Flows  from  Investment
 Activities:                                                  -                   -                 -                  -
                                               -------------------------------------------------------------------------

Cash  Flows  from  Financing
 Activities:
      Issuance  of  stock                                     -             200,236                 -            327,236
                                               -------------------------------------------------------------------------

Net  increase (decrease) in cash                         (1,499)              2,460            (5,000)             1,290

Cash,  beginning  of  year                                2,789                 329             5,329                  -
                                               -------------------------------------------------------------------------

Cash, end of year                                   $     1,290    $          2,789    $          329   $          1,290
                                                    ====================================================================

Supplemental  Cash  Flow  Information
   Cash  Paid  for:
     Interest                                       $         -    $              -    $            -   $              -
     Taxes                                          $         -    $              -    $            -   $              -

Non-Cash  Financing  Transaction:
     Stock  issued  for  services                   $    10,000    $         15,900    $            -   $         25,900

  The accompanying notes are an integral part of these financial statements.

                                  NETJ.COM CORP
                          (a Development Stage Company)
                       Notes to The  Financial Statements
                            December 31, 2001 and 2000

NOTE  1  -  Summary  of  Significant  Accounting  Policies

     a.  Organization

NetJ.Com Corp ("the Company")(formerly NetBanx.com Corp), was originally incorporated in Texas on August 24, 1995. On January 23, 1998, the Company reincorporated in the State of Nevada. On July 16, 1999, the Company changed it's name to NetBanx.com Corp and on November 2, 1999 changed it's name to NetJ.com Corp. The Company is currently inactive and is searching for a viable business combination or operations.

     b.  Accounting  Method

The  Company  recognizes income and expenses on the accrual basis of accounting.

     c.  Earnings  (Loss)  Per  Share

The computation of earnings (loss) per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements.

                                                 Income (loss)       Shares         Per-Share
                                                  (Numerator)    (Denominator)        Amount
-----------------------------------------------------------------------------------------------
For the year ended December 31, 2001
   Basic  EPS
       Income (loss) to common stockholders     $      (462,845)      12,066,333     $    (0.04)
                                                ================================================

For the year ended December 31, 2000
   Basic  EPS
        Income (loss) to common stockholders    $      (957,738)      11,966,333         $(0.08)
                                                ================================================


     d.  Cash  and  Cash  Equivalents

The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

     e.  Provision  for  Income  Taxes

No provision for income taxes has been recorded due to net operating loss carryforwards totaling approximately $1,624,000 that will be offset against future taxable income. Since the Company is in the development stage, no provision for income taxes has been made.

     Deferred tax assets and the valuation account is as follows at December 31, 2001 and 2000.
                                            December 31,
                                       2001              2000
-----------------------------------------------------------------
     Deferred  tax  asset:
        NOL  carrryforward      $     552,000    $       395,000
     Valuation  allowance            (552,000)          (395,000)
                                ---------------------------------
     Total                      $           -    $             -
                                =================================

                                  NETJ.COM CORP
                          (a Development Stage Company)
                       Notes to the  Financial Statements
                            December 31, 2001 and 2000

NOTE  1  -  Summary  of  Significant  Accounting  Policies  (Continued)

     f.   Organization  Costs

In 1995, Organization costs were paid by shareholders and exchanged for 6,000,000 shares of common stock having a par value of $1,200. These costs were being amortized over a period of 60 months, but have been expensed completely in 1999, due to a change is accounting policy.

NOTE  2  -  Going  Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is dependent upon financing to continue operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. It is management's plan to continue searching for a viable business combination to enter into. Funds will be provided by shareholders to cover the expenses of registering the Company with the SEC and other administrative expenses, until a merger candidate is located.

NOTE  3  -  Development  Stage  Company

The Company is a development stage company as defined in Financial Accounting Standards Board Statement No. 7. It is concentrating substantially all of its efforts in raising capital and developing its business operations in order to generate significant revenues.

NOTE  4  -  Related  Party  Transactions

During  1999,  the  Company  issued  345,000  shares of common stock to Intrepid
International Ltd for legal services rendered, and 450,000 shares to HJS Financial Services, Inc. for accounting and financial consulting services. Both companies are affiliates and employers of J. Dan Sifford Jr., an officer of the Company.

     During 2000 and 2001, the Company incurred consulting fees of $177,023 and $18,478, respectively, payable to Intrepid International. During 2000 and 2001, $76,000 and $0, respectively, was paid in consulting fees to Intrepid International. An officer of Intrepid International also serves as an officer of the Company.

     During 2000 and 2001, the Company incurred professional fees of $637,434 and $0, payable to Paige & Company. During 2000 and 2001, $100,000 and $1,684 was paid to Paige & Company. An officer of Paige & Company also serves as an officer of the Company.

NOTE  5  -  Stockholders'  Equity

In August 1995, the Company issued 6,000,000 shares of stock at $.0002 per share to the Company's founder and President J. Dan Sifford, Jr., for organization costs valued at $1,200.

In July 1997, the Company issued 5,080,000 shares at $.025 per share to private investors for cash of $127,000.

During 1999, the Company also issued 33,000 shares of common stock at $.02 per share for a subscription receivable of $660.

During 1999, the Company issued 795,000 shares of common stock at $.02 per share to companies

                                  NETJ.COM CORP
                          (a Development Stage Company)
                       Notes to the  Financial Statements
                            December 31, 2000 and 1999

NOTE  5  -  Stockholders'  Equity  (Continued)

affiliated with J. Dan Sifford Jr. who was then the President of the Company, for services valued and invoiced in the amount of $15,900 (see Note 4).

     In May 2000, the Company issued 100,000 shares at $2.00 per share to private investors for cash of $200,236.

During 2001, the Company issued 100,000 shares at $.10 per share for legal services valued at $10,000.

All stock issuances to date have been valued at the market value of the consideration received. The value of the Company's common stock is less determinable due to its thinly traded nature.

NOTE  6  -  Stock  Split

During 1999, the board of directors authorized a five for one stock split. These financial statements have retroactively restated to reflect the split.

NOTE  7  -  General  and  Administrative  Expenses

General  and  administrative  expenses  are  as  follows:
                                                      December  31,
                                             2001         2000           1999
--------------------------------------------------------------------------------
     Amortization                                -               -         400
     Professional  Fees                    462,845         957,738      80,313
     Miscellaneous                               -               -           -
                                         --------------------------------------
                                           462,845         957,738      80,713
                                         ======================================

NOTE  8  -  Employee  Stock  Option  Plan

          On September 14, 2000 the Company established an Employee Stock Option Plan. The Plan covers both current and prospective employees, consultants and directors. The exercise price for each option shall be established by the Company's Board of Directors.

     The maximum number of shares of common stock available for issuance under the plan is 9,500,000. As of December 31, 2001, there are 2,250,000 stock options granted and vested at an exercise price of $1.15 per share. The options expire on September 13, 2005. Per FASB 123, the Company is not required to recognize compensation when the options vest since exercise price for all the options granted were at fair market value on the date of the grant.

     A  summary  of  the  option  activity  follows:

                          Options Available       Options      Weighted Average
                              For Grant         Outstanding      Exercise Price

     Balance  12/31/00       9,500,000           2,250,000            $1.15
     Granted                         0                   0                0
     Exercised                       0                   0                0
     Canceled/Forfeited              0                   0                0
     Balances  12/31/01      9,500,000           2,250,000            $1.15

                                  NETJ.COM CORP
                          (a Development Stage Company)
                       Notes to the  Financial Statements
                            December 31, 2000 and 1999

NOTE  8  -  Employee  Stock  Option  Plan  (Continued)

     Pro forma information regarding net income and earnings per share is required by SFAS 123. This information is required to be determined as if the company had accounted for its employee stock options granted during the year under the fair value method of that statement. The fair value of options granted in 2000 reported below has been estimated at the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions:

          Expected  life  (in  years)               5
          Risk-free  interest  rate               6.0%
          Volatility                               50%
          Dividend  yield                           0%

     For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting periods. The Company's pro forma information follows:

                                               2001          2000
-------------------------------------------------------------------
     Pro  forma  net  income              $  (462,845)   $  (957,738)
     Pro forma basic earnings per share   $      (.04)   $      (.08)

--------------------------------------------------------------------------------

                                    ANNEX  C

        Form 10-QSB  for NetJ for the Fiscal Quarter ended June 30, 2002

--------------------------------------------------------------------------------

                                  United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-QSB

[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                       For the Quarter ended June 30, 2002

                         Commission File Number: 0-27361


                                  NETJ.COM CORP
        (Exact name of small business issuer as specified in its charter)

Nevada                                                                91-1997473
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)

24843  Del  Prado,  Suite  318,  Dana  Point,  CA                          92629
(Address  of  principal  executive  offices)                         (Zip  Code)

Registrant's  telephone  number,  including  area  code:         (949)  487-7295



As of June 30, 12,108,000 shares of shares of Common Stock were issued and outstanding.


Transitional  Small  Business  Disclosure  Format  (check one): yes [ ]   no [X]


                          PART I: FINANCIAL INFORMATION

                          ITEM 1. FINANCIAL STATEMENTS.

     The financial statements, for the three months and six months ended June 30, 2002, included herein have been prepared by the Company, without audit pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnotes disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information not misleading.

             The Remainder of this Page is Intentionally left Blank

                                 NETJ.COM CORP.
                                 BALANCE SHEETS

                                                            June 30,    December 31,
                                                              2002          2001
      ASSETS . . . . . . . . . . . . . . . . . . . . . .   (Unaudited)

CURRENT ASSETS

  Cash . . . . . . . . . . . . . . . . . . . . . . . . .  $     1,290   $     1,290

Total Current Assets . . . . . . . . . . . . . . . . . .        1,290         1,290


TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . .  $     1,290   $     1,290
                                                          ============  ============


      LIABILITIES & STOCKHOLDERS' EQUITY

LIABILITIES

  Accounts payable - Related Party . . . . . . . . . . .  $   721,038   $   721,038
  Accounts payable . . . . . . . . . . . . . . . . . . .      573,145       549,683

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . .    1,294,183     1,270,721
                                                          ============  ============

STOCKHOLDERS' EQUITY

  Common Stock, $.001 par value; authorized 100,000,000
     shares; issued and outstanding, 12,108,000 shares,
     and 12,108,000 shares respectively. . . . . . . . .       12,108        12,108

  Additional paid-in Capital . . . . . . . . . . . . . .      342,888       342,888

  Less: Subscription receivable. . . . . . . . . . . . .         (660)         (660)

  Accumulated Surplus (Deficit). . . . . . . . . . . . .   (1,647,229)   (1,623,767)

Total Stockholders' Equity . . . . . . . . . . . . . . .   (1,292,893)   (1,269,431)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY . . . . . . .  $     1,290   $     1,290
                                                          ============  ============

                  The accompanying notes are an integral part
                         of these financial statements.

                                 NETJ.COM CORP.
                          (A Development Stage Company)
                            Statement of Operations
                                  (Unaudited)



                                                                                         From
                                                                                     Inception on
                                                                                        August
                                                                                       24,1995
                                    For the three                 For the six          through
                                months ended June 30,       months ended June 30,      June 30,
                                 2002          2001          2002          2001          2002
Revenues. . . . . . . . . .  $       -0-   $       -0-   $       -0-   $       -0-   $       -0-

Expenses

General and Administrative.       11,169         5,275        23,462        15,990     1,659,522

Net Loss from Operations. .      (11,169)       (5,275)      (23,462)      (15,990)   (1,659,522)

Net Income (Loss) . . . . .  $   (11,169)  $    (5,275)  $   (23,462)  $   (15,990)  $(1,659,522)
                             ============  ============  ============  ============  ============

Loss per Share. . . . . . .  $     (0.00)  $     (0.00)  $     (0.00)  $     (0.00)  $     (0.16)
                             ============  ============  ============  ============  ============

Weighted Average
    Shares Outstanding. . .   12,108,000    12,008,000    12,108,000    12,008,000    10,397,042
                             ============  ============  ============  ============  ============

                  The accompanying notes are an integral part
                         of these financial statements.

                                 NETJ.COM CORP.
                      STATEMENT OF CASH FLOWS (UNAUDITED)

                                                                               From
                                                                          Inception on
                                                                         August 24,1995
                                                        For the six          through
                                                   months ended June 30,     June 30,
                                                       2002       2001         2002
Operating Activities

Net Income (Loss) . . . . . . . . . . . . . . . . .  $(23,462)  $(10,715)  $(1,647,229)

Shares issued for services. . . . . . . . . . . . .         0          0        25,900
Items not effecting cash (amortization) . . . . . .         0          0         1,200
Cash increase from creation of account payable. . .    23,462     10,699     1,294,183

Net Cash from Operations. . . . . . . . . . . . . .         0        (16)     (325,946)

Financing activities:

Cash infused from note payable. . . . . . . . . . .         0          0             0
Cash infused from sale/issuance of common stock . .         0          0       327,236

Cash increase (decrease) from financing activities.         0          0       327,236

Net increase (decrease) in cash . . . . . . . . . .         0        (16)        1,290

Beginning Cash. . . . . . . . . . . . . . . . . . .     1,290      2,789             0

Cash as of Statement Date . . . . . . . . . . . . .  $  1,290   $  2,773   $     1,290
                                                     =========  =========  ============

  Cash Paid For:
    Interest. . . . . . . . . . . . . . . . . . . .  $      0   $      0   $         0
    Taxes . . . . . . . . . . . . . . . . . . . . .  $      0   $      0   $         0

                  The accompanying notes are an integral part
                         of these financial statements.

                                  NETJ.COM CORP
                          (a Development Stage Company)
                        Notes to The Financial Statements
                                  June 30, 2002

NOTES  TO  FINANCIAL  STATEMENTS

NetJ.Com Corp ("the Company") (formerly Professional Recovery Systems, Ltd.), has elected to omit substantially all footnotes to the financial statements for the period ended June 30, 2002, since there have been no material changes (other than indicated in other footnotes) to the information previously reported by the Company in their Annual Report filed on Form 10-KSB for the Fiscal year ended December 31, 2001.

UNAUDITED  INFORMATION

The information furnished herein was taken from the books and records of the Company without audit. However, such information reflects all adjustments which are, in the opinion of management, necessary to properly reflect the results of the period presented. The information presented is not necessarily indicative of the results from operations expected for the full fiscal year.

              ITEM 2. DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.

 (A) PLAN OF OPERATION FOR THE NEXT TWELVE MONTHS. Our plan of operation is unchanged from our filed annual report on Form 10-KSB, Item 6 of Part II of that form. We have no current business. We have no day-to-day operations. Our officers and directors devote only insubstantial time and attention to our affairs at the present time, for the reason that only such attention is presently required. We are substantially dormant and inactive.

     Our strategic intention is to seek one or more profitable business combinations or acquisitions to secure profitability for shareholders. We have no expectation at this time when and if such a combination might take place. We are not presently engaged in any search. We have not established any criteria for any such combination at the present time.

     We  have  no  present  or  foreseeable  financing  plans.

 (B) DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS. We have enjoyed no revenues since our inception August 24, 1995. All expenses incurred since inception have been administrative, legal and accounting for the purpose of pursuing acquisition and merger strategy and complying with the reporting requirements of an OTCBB traded company.


             The Remainder of this Page is Intentionally left Blank

                           PART II: OTHER INFORMATION

ITEM  1.  LEGAL  PROCEEDINGS.  None

ITEM  2.  CHANGES  IN  SECURITIES.  None

ITEM  3.  DEFAULTS  ON  SENIOR  SECURITIES.  None

ITEM  4.  SUBMISSION  OF  MATTERS  TO  VOTE  OF  SECURITY  HOLDERS.  None

ITEM  5.  OTHER  INFORMATION.  None

ITEM  6.  EXHIBITS  AND  REPORTS  ON  FORM  8-K.  None



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, this Form 10-Q Report for the Quarter ended June 30, 2002, has been signed below by the following person on behalf of the Registrant and in the capacity and on the date indicated.


Dated:  June  30,  2002
                                  NETJ.COM CORP

                                       by
/s/Wendy  Paige          /s/Simon  Blackman                 /s/James  Melillo
   Wendy  Paige             Simon  Blackman                    James  Melillo
   Director                 Director                           Director
   Acting  President        Acting  Secretary/Treasurer

--------------------------------------------------------------------------------

                                     ANNEX D

             June 30, 2002 Audited Financial Statements for ZooLink

--------------------------------------------------------------------------------

                        INDEPENDENT  AUDITORS'  REPORT


To  the  Directors  and  Shareholders  of  ZooLink  Communications  Ltd.


We have audited the balance sheets of ZooLink Communications Ltd. as at June 30, 2002 and August 31, 2001 and the statements of operations, shareholders' equity and cash flows for the ten month period ended June 30, 2002 and each of the years in the two year period ended August 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of ZooLink Communications Ltd. as at June 30, 2002 and August 31, 2001 and the results of its operations and its cash flows for the ten month period ended June 30, 2002 and each of the years in the two year period ended August 31, 2001in accordance with accounting principles generally accepted in the United States of America.

The accompanying financial statements for the period ended June 30, 2002 have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company's recurring losses from operations raise substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note
1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


(SIGNED)  DELOITTE  &  TOUCHE  LLP


Chartered  Accountants
Vancouver,  British  Columbia
September 6, 2002 (except for Note 15, which is as of October 16, 2002)

                           ZOOLINK COMMUNICATIONS LTD.
                                 BALANCE SHEETS
                         (EXPRESSED IN CANADIAN DOLLARS)

                                                                June 30,    August 31,
                                                                  2002         2001
--------------------------------------------------------------------------------------
ASSETS

Current
Cash and cash equivalents . . . . . . . . . . . . . . . . .  $   171,679   $1,374,402
Accounts receivable and other (Note 3). . . . . . . . . . .      124,524      342,353
Work in progress. . . . . . . . . . . . . . . . . . . . . .            -       12,000
Prepaid expenses and deposits . . . . . . . . . . . . . . .       63,165       49,896
                                                             ------------  -----------
Total current assets. . . . . . . . . . . . . . . . . . . .      359,368    1,778,651
Capital assets, net (Note 4). . . . . . . . . . . . . . . .      630,169      775,455
Total assets. . . . . . . . . . . . . . . . . . . . . . . .  $   989,537   $2,554,106
                                                             ============  ===========

LIABILITIES

Current
Bank loan (Note 5). . . . . . . . . . . . . . . . . . . . .  $   115,706   $  162,326
Accounts payable. . . . . . . . . . . . . . . . . . . . . .      160,734      193,026
Accrued liabilities . . . . . . . . . . . . . . . . . . . .       51,856       24,126
Deferred revenue. . . . . . . . . . . . . . . . . . . . . .       47,263       59,439
Current portion of obligations under capital lease (Note 6)      130,350      177,497
Total current liabilities . . . . . . . . . . . . . . . . .      505,909      616,414
Obligations under capital lease (Note 6). . . . . . . . . .       82,240      187,016
                                                             ------------  -----------
Total liabilities . . . . . . . . . . . . . . . . . . . . .      588,149      803,430
                                                             ------------  -----------

Continuing operations (Note 1)
Commitments (Note 11)

SHAREHOLDERS' EQUITY

Warrants (Note 7) . . . . . . . . . . . . . . . . . . . . .    2,119,155    2,119,155
Common shares (Note 7)
Authorized - 100,000,000
Issued and outstanding - 12,208,397 . . . . . . . . . . . .      397,393      397,393
Deficit . . . . . . . . . . . . . . . . . . . . . . . . . .   (2,115,160)    (765,872)
                                                             ------------  -----------
Total shareholders' equity. . . . . . . . . . . . . . . . .      401,388    1,750,676
                                                             ------------  -----------
Total liabilities and shareholders' equity. . . . . . . . .  $   989,537   $2,554,106
                                                             ============  ===========

               See accompanying Notes to the Financial Statements.

                           ZOOLINK COMMUNICATIONS LTD.
                            STATEMENTS OF OPERATIONS
                         (EXPRESSED IN CANADIAN DOLLARS)

                                               Ten month
                                              period ended         Year ended
                                                June 30,           August 31,
                                                  2002         2001         2000
------------------------------------------------------------------------------------
Revenue. . . . . . . . . . . . . . . . . . .  $   816,228   $1,247,867   $1,026,396
                                              ------------  -----------  -----------

Operating expenses
General and administrative expenses (Note 8)      981,482      749,161      246,349
Sales and marketing (Note 9) . . . . . . . .      304,482      542,782      267,007
Research and network development (Note 10) .      841,980      697,345      356,385
Loss on sale of right (Note 11). . . . . . .            -            -       20,600
                                              ------------  -----------  -----------
Total expenses . . . . . . . . . . . . . . .    2,127,944    1,989,288      890,341
                                              ------------  -----------  -----------
Loss from operations . . . . . . . . . . . .   (1,311,716)    (741,421)     136,055
Interest income. . . . . . . . . . . . . . .       24,315       65,807            -
Interest expense . . . . . . . . . . . . . .      (61,887)     (48,365)     (24,975)
Net (loss) earnings. . . . . . . . . . . . .  $(1,349,288)  $ (723,979)  $  111,080
                                              ============  ===========  ===========

               See accompanying Notes to the Financial Statements.

                           ZOOLINK COMMUNICATIONS LTD.
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                         (EXPRESSED IN CANADIAN DOLLARS)

                                       Pre-subdivision
                                        common shares            Warrants              Common shares
                                     Number      Amount     Number      Amount       Number      Amount
---------------------------------------------------------------------------------------------------------

Balance at September 1, 1999 . .   11,404,958   $   120           -   $        -            -   $      -
Net earnings . . . . . . . . . .            -         -           -            -            -          -
                                  ------------  --------  ----------  -----------  -----------  ---------
Balance at August 31, 2000 . . .   11,404,958       120           -            -            -          -
Issued for cash. . . . . . . . .       95,042         1           -            -            -          -
Pre-subdivision common
shares exchanged for
common shares. . . . . . . . . .  (11,500,000)     (121)          -            -   11,500,000        121
Issued for cash to repay
advance from shareholder . . . .            -         -           -            -      500,000    300,000
Repurchase of fractional shares.            -         -           -            -           (3)        (1)
Warrants issued for cash, net of
issue costs. . . . . . . . . . .            -         -   4,748,534    2,216,428            -          -
Exercise of warrants . . . . . .            -         -    (208,400)     (97,273)     208,400     97,273
Net loss . . . . . . . . . . . .            -         -           -            -            -          -
Balance at August 31, 2001 . . .            -         -   4,540,134    2,119,155   12,208,397    397,393
Net loss . . . . . . . . . . . .            -         -           -            -            -          -
                                  ------------  --------  ----------  -----------  -----------  ---------
Balance at June 30, 2002 . . . .            -   $     -   4,540,134   $2,119,155   12,208,397   $397,393
                                  ============  ========  ==========  ===========  ===========  =========

               See accompanying Notes to the Financial Statements.

                           ZOOLINK COMMUNICATIONS LTD.
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                         (EXPRESSED IN CANADIAN DOLLARS)
                                   (continued)

                                                    Total
                                                Shareholders'
                                    Deficit        Equity
-------------------------------------------------------------

Balance at September 1, 1999 . .  $  (152,973)  $  (152,853)
Net earnings . . . . . . . . . .      111,080       111,080
                                  ------------  ------------
Balance at August 31, 2000 . . .      (41,893)      (41,773)
Issued for cash. . . . . . . . .            -             1
Pre-subdivision common
shares exchanged for
common shares. . . . . . . . . .            -             -
Issued for cash to repay
advance from shareholder . . . .            -       300,000
Repurchase of fractional shares.            -            (1)
Warrants issued for cash, net of
issue costs. . . . . . . . . . .            -     2,216,428
Exercise of warrants . . . . . .            -             -
Net loss . . . . . . . . . . . .     (723,979)     (723,979)
Balance at August 31, 2001 . . .     (765,872)    1,750,676
Net loss . . . . . . . . . . . .   (1,349,288)   (1,349,288)
                                  ------------  ------------
Balance at June 30, 2002 . . . .  $(2,115,160)  $   401,388
                                  ============  ============

               See accompanying Notes to the Financial Statements.

                           ZOOLINK COMMUNICATIONS LTD.
                            STATEMENTS OF CASH FLOWS
                         (EXPRESSED IN CANADIAN DOLLARS)

                                                             Ten month
                                                           period ended         Year ended
                                                              June 30,           August 31,
                                                                2002         2001         2000
--------------------------------------------------------------------------------------------------
Operating activities
Net (loss) earnings. . . . . . . . . . . . . . . . . . . .  $(1,349,288)  $ (723,979)  $ 111,080
Items not affecting cash
Amortization of capital assets . . . . . . . . . . . . . .      196,894      195,626      75,311
Loss on sale of right. . . . . . . . . . . . . . . . . . .            -            -      20,600
Revenue earned on receipt of right . . . . . . . . . . . .            -            -    (305,600)
Loss on disposal of capital assets . . . . . . . . . . . .        4,524            -           -
Changes in operating assets and liabilities
Accounts receivable. . . . . . . . . . . . . . . . . . . .      217,829     (216,926)   (114,652)
Work in progress . . . . . . . . . . . . . . . . . . . . .       12,000       13,315     (25,315)
Prepaid expenses and deposits. . . . . . . . . . . . . . .      (13,269)     (34,920)    (13,669)
Accounts payable and accrued liabilities . . . . . . . . .       (4,562)     129,280      68,458
Deferred revenue . . . . . . . . . . . . . . . . . . . . .      (12,176)       1,680      54,759
Total operating activities . . . . . . . . . . . . . . . .     (948,048)    (635,924)   (129,028)
                                                            ------------  -----------  ----------

Financing activities
Repayments of advances from shareholders . . . . . . . . .            -            -     (83,500)
Proceeds on issuance of special warrants . . . . . . . . .            -    2,216,428           -
Repayment of obligations under capital lease . . . . . . .     (142,053)    (134,673)    (49,334)
(Decrease) increase in bank loan . . . . . . . . . . . . .      (46,620)     162,326           -
                                                            ------------  -----------  ----------
Total financing activities . . . . . . . . . . . . . . . .     (188,673)   2,244,081    (132,834)
                                                            ------------  -----------  ----------

Investing activities
Purchase of capital assets . . . . . . . . . . . . . . . .      (68,402)    (406,557)    (68,197)
Proceeds on disposal of capital assets . . . . . . . . . .        2,400            -           -
Cash received on sale of right . . . . . . . . . . . . . .            -            -     285,000
                                                            ------------  -----------  ----------
Total investing activities . . . . . . . . . . . . . . . .      (66,002)    (406,557)    216,803
                                                            ------------  -----------  ----------
(Decrease) increase in cash and cash equivalents . . . . .   (1,202,723)   1,201,600     (45,059)
Cash and cash equivalents, beginning of year . . . . . . .    1,374,402      172,802     217,861
                                                            ------------  -----------  ----------
Cash and cash equivalents, end of year . . . . . . . . . .  $   171,679   $1,374,402   $ 172,802
                                                            ============  ===========  ==========

Supplemental disclosure of cash flows:

Interest paid. . . . . . . . . . . . . . . . . . . . . . .  $    61,887   $   48,365   $  24,975
                                                            ============  ===========  ==========

Supplemental non-cash investing and financing disclosures:

Common shares issued on repayment of shareholder loan. . .  $         -   $  300,000   $       -
                                                            ============  ===========  ==========
Issuance of common shares on exercise of warrants. . . . .  $         -   $   97,273   $       -
                                                            ============  ===========  ==========

               See accompanying Notes to the Financial Statements.

                           ZOOLINK COMMUNICATIONS LTD.
                          NOTES TO FINANCIAL STATEMENTS
                      TEN MONTH PERIOD ENDED JUNE 30, 2002
                         (EXPRESSED IN CANADIAN DOLLARS)

1.     CONTINUING  OPERATIONS

The Company is a high-speed broadband communications business specializing in wireless network solutions and internet connectivity. The Company was incorporated under The Company Act (British Columbia) on August 25, 1998 as Zoo Link Communications Ltd. and subsequently changed its name to ZooLink Communications Ltd.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company incurred a net loss of $1,349,288 for the ten month period ended June 30, 2002 (year ended August 31, 2001 - $723,797; year ended August 31, 2000 - earnings of $111,080). The
Company has a working capital deficiency of $146,541 (August 31, 2001 - ($1,162,237)). The success of the Company's future operations is dependent upon attaining profitable operations, upon its ability to raise additional financing (Note 15) and upon the continuing financial support of its creditors.

These factors among others indicate that the Company may be unable to continue as a going concern for a reasonable period of time. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. The Company's continuation as a going concern is dependent upon achieving operating levels adequate to support the Company's cost structure and obtaining adequate financial resources through a contemplated financing or otherwise (Note 15). Management plans to raise additional equity financing to support operations and the Company's current cost structure. Failure to raise sufficient funding may require a significant reduction in the scope of the current operations. There can be no assurance that such future financings will be successful.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and reflect the following significant accounting policies:

(a)     Use  of  estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and disclosures of contingent assets and liabilities at the date of the financial statements and for the periods presented. Estimates are used for, but not limited to, accounting for doubtful accounts, valuation of rights earned on provision of services, amortization, income taxes, and contingencies. Actual results may differ from those estimates.

                           ZOOLINK COMMUNICATIONS LTD.
                          NOTES TO FINANCIAL STATEMENTS
                      TEN MONTH PERIOD ENDED JUNE 30, 2002
                         (EXPRESSED IN CANADIAN DOLLARS)

2.     SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

(b)     Change  in  year  end

The Company changed its fiscal reporting period from a fiscal year ended August 31 to a fiscal year ended June 30. Consequently, these financial statements reflect the results of the Company's operations and its cash flows for the ten month period ended June 30, 2002.

(c)     Cash  and  cash  equivalents

Cash and cash equivalents consist of cash-on-hand, funds on deposit and short-term investments with an original maturity of 90 days or less.

(d)     Capital  assets

Capital assets are recorded at cost. Amortization is provided annually at rates calculated to write off the assets over their estimated useful lives as follows:

Computer  hardware                         30%  declining  balance
Computer  software                        100%  declining  balance
Office  furniture  and  equipment          20%  declining  balance
Leasehold  improvements  and
   computer software under lease          over the shorter of the useful life or
                                          term  of  the  lease

(e)     Impairment  of  long-lived  assets

The Company makes periodic reviews for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Under Statement of Financial Accounting Standard ("SFAS") No. 121, an impairment loss would be recognized when estimates of undiscounted future cash flows expected to result from the use of an asset and its eventual disposition are less than its carrying amount. An impairment loss would be measured as the difference between the carrying amount of the asset and its fair value. No such impairment losses have been identified by the Company for the ten month period ended June 30, 2002 and for the years ended
August  31,  2001  and  2000.

(f)     Revenue  recognition

(i) Revenue from internet access is recognized in the period in which the service is provided when the amount of revenue is determinable and collectibility is reasonably assured.

(ii) Revenue from web design services is recognized on the percentage of completion basis when the amount of revenue is determinable and collectibility is reasonably assured.

                           ZOOLINK COMMUNICATIONS LTD.
                          NOTES TO FINANCIAL STATEMENTS
                      TEN MONTH PERIOD ENDED JUNE 30, 2002
                         (EXPRESSED IN CANADIAN DOLLARS)

2.     SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

(f)     Revenue  recognition  (continued)

(iii) Revenue from wireless network consulting and development services is recognized under the terms of the related contract as the services are performed, when the amount of revenue is determinable and collectibility is reasonably assured.

(iv) Revenues that have been prepaid or invoiced but do not yet qualify for recognition under the Company's policies are reflected as deferred revenues.

(g)     Research  and  development  costs

Research  and  development  costs  are  expensed  when  incurred.

(h)     Advertising

The Company expenses advertising costs as they are incurred. Advertising expense is included in sales and marketing expenses and amounted to $81,754 for the ten month period ended June 30, 2002, $157,649 for the year ended August 31, 2001 and $133,942 for the year ended August 31, 2000.

(i)     Income  taxes

The Company accounts for income taxes under the provisions of SFAS No. 109, Accounting for Income Taxes. This statement provides for a liability approach under which deferred income taxes are provided based upon enacted tax laws and rates applicable to the periods in which the taxes become payable. Deferred tax assets, if any, are recognized only to the extent that, in the opinion of management, it is more likely than not that the income tax assets will be realized.

(j)     Stock-based  compensation

As permitted under SFAS No. 123, Accounting for Stock-Based Compensation, the Company has accounted for employee stock options in accordance with Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees.

(k)     Comprehensive  income

SFAS No. 130, Reporting Comprehensive Income, establishes standards for the reporting and display of comprehensive income and its components (revenue, expenses, gains and losses) in a full set of general-purpose financial statements. The Company has no comprehensive income items other than the net
(loss)  earnings  in  any  of  the  periods  presented.

                           ZOOLINK COMMUNICATIONS LTD.
                          NOTES TO FINANCIAL STATEMENTS
                      TEN MONTH PERIOD ENDED JUNE 30, 2002
                         (EXPRESSED IN CANADIAN DOLLARS)

2.     SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

(l)     Segmented  information

The Company operates in one segment - network solutions. All revenues are allocated and all long-lived assets are located in Canada.

(m)     Recent  accounting  pronouncements

In June 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 141 addresses the initial recognition and measurement of goodwill and other intangible assets acquired in a business combination and SFAS No. 142 addresses the initial recognition and measurement of intangible assets acquired outside of a business combination whether acquired individually or with a group of other assets. These standards require all future business combinations to be accounted for using the purchase method of accounting. Goodwill will no longer be amortized but instead will be subject to impairment tests at least annually. The Company is required to adopt SFAS No. 141 and 142 on a prospective basis as of January 1, 2002; however, certain provisions of these new standards may also apply to any acquisitions concluded subsequent to June 30, 2001. The adoption of SFAS No. 141 and SFAS No. 142 did not have a material impact on the Company's financial position, results of operations and cash flows in 2002.

In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. This statement supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of. Although retaining many of the fundamental recognition and measurement provisions of SFAS No. 121, the new rules significantly change the criteria that would have to be met to classify an asset as held-for-sale. The statement also supersedes certain provisions of APB Opinion No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions, and will require expected future operating losses from discontinued operations to be displayed in discontinued operations in the period(s) in which the losses are incurred rather than as of the measurement date, as presently required. As required by SFAS No. 144, the Company will adopt this new statement on July 1, 2002. The Company is currently evaluating this statement but does not expect that it will have a material impact on its financial position, results of operations or cash flows.

                           ZOOLINK COMMUNICATIONS LTD.
                          NOTES TO FINANCIAL STATEMENTS
                      TEN MONTH PERIOD ENDED JUNE 30, 2002
                         (EXPRESSED IN CANADIAN DOLLARS)

2.     SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

(m)     Recent  accounting  pronouncements

In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections. Among other things, SFAS No. 145 rescinds both SFAS No. 4, Reporting Gains and Losses from Extinguishment of Debt, and the amendment to SFAS No. 4, SFAS No. 64, Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements. Through this rescission, SFAS No. 145 eliminates the requirement (in both SFAS No. 4 and SFAS No. 64) that gains and losses from the extinguishment of debt be aggregated and, if material, classified as an extraordinary item, net of the related income tax effect. Generally, SFAS No. 145 is effective for transactions occurring after May 15, 2002. The Company does not expect SFAS No. 145 to have a material impact on the Company's results of operations or its financial position.

In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. SFAS No. 146 requires that the liability for a cost associated with an exit or disposal activity be recognized at its fair value when the liability is incurred. Under previous guidance, a liability for certain exit costs was recognized at the date that management committed to an exit plan, which was generally before the actual liability has been incurred. As SFAS No. 146 is effective only for exit or disposal activities initiated after December 31, 2002, the Company does not expect the adoption of this statement to have a material impact on the Company's financial statements.


3.     ACCOUNTS  RECEIVABLE  AND  OTHER

                                 June 30,    August 31,
                                   2002        2001
-------------------------------------------------------
Trade accounts. . . . . . . . .  $185,242   $ 421,090
Other amounts receivable. . . .    22,113      46,984
Allowance for doubtful accounts   (82,831)   (125,721)
                                 $124,524   $ 342,353
                                 =========  ==========

At June 30, 2002, other amounts receivable include reimbursements due from the Company's landlord (August 31, 2001 - interest receivable).

                           ZOOLINK COMMUNICATIONS LTD.
                          NOTES TO FINANCIAL STATEMENTS
                      TEN MONTH PERIOD ENDED JUNE 30, 2002
                         (EXPRESSED IN CANADIAN DOLLARS)

4.     CAPITAL  ASSETS

                                                June 30,            August 31,
                                                 2002                  2001
                                             Accumulated   Net Book  Net Book
                                   Cost     Depreciation    Value     Value
------------------------------------------------------------------------------
Computer hardware. . . . . . .  $  988,627  $     418,671  $569,956  $702,822
Computer software. . . . . . .      66,910         51,039    15,871    29,565
Office furniture and equipment      54,055         18,165    35,890    43,068
Leasehold improvements . . . .       9,220            768     8,452         -
                                $1,118,812  $     488,643  $630,169  $775,455
                                ==========  =============  ========  ========

Included in computer hardware is hardware under capital lease with an original cost of $524,700 (2001 - $549,676), included in computer software is software under capital lease of $25,782 (2001 - $25,782) and included in office furniture and equipment is equipment under capital lease with an original cost of $4,572 (2001 - $4,572). Accumulated amortization provided on the hardware under capital lease amounted to $256,020 (2001 - $173,535), on computer software under capital lease of $12,890 (2001 - $8,594) and on the equipment amounted to $1,829 (2001 - $1,280).


5.     BANK  LOAN

The Company's bank loan is a demand installment loan with interest at bank prime (4.25% - June 30, 2002) plus 3% per annum, secured by certain assets of the Company, repayable in monthly principal installments of $4,662, due July 1, 2004.


6.     OBLIGATIONS  UNDER  CAPITAL  LEASE

The Company is obligated under certain capital leases to future minimum annual lease payments for years ended June 30 due as follows:

2003. . . . . . . . . . . . . . . . . . . . . . . . .  $ 150,378
2004. . . . . . . . . . . . . . . . . . . . . . . . .     68,588
2005. . . . . . . . . . . . . . . . . . . . . . . . .      7,168
                                                       ----------
                                                          226,134
Less amount representing interest at rates varying
between 8.9% (2001 - 8.5%) and 20.15% (2001 - 18.25%)    (13,544)
                                                       ----------
Present value of future minimum lease obligations . .    212,590
Less current portion. . . . . . . . . . . . . . . . .   (130,350)
                                                       ----------
                                                          $82,240
                                                       ==========

                           ZOOLINK COMMUNICATIONS LTD.
                          NOTES TO FINANCIAL STATEMENTS
                      TEN MONTH PERIOD ENDED JUNE 30, 2002
                         (EXPRESSED IN CANADIAN DOLLARS)

7.     COMMON  SHARES  AND  WARRANTS

(a)     Share  capital  changes

On October 3, 2000, the Company issued 100 pre-subdivision common shares at a price of $0.01 each. On October 3, 2000, the Company amended its authorized capital so that there was an unlimited number of common shares and an unlimited number of Class A preferred shares outstanding. On October 3, 2000, the Company approved the subdivision of its pre-subdivision common shares on the basis of
950.42 new post-subdivision common shares (the "Common Shares") for each pre-subdivision common share. The subdivision of common shares has been reflected in prior years disclosures. In addition, the holder of all 11,500,00 pre-subdivision common shares agreed to exchange such shares for post-subdivision common shares. On October 3, 2000, the Company issued an additional 500,000 post-subdivision common shares at $0.60 per share in satisfaction of $300,000 in advances from a shareholder.

(b)     Warrants

In April 2001, the Company completed an offering of 4,148,534 warrants at a price of $0.60 each for gross proceeds of $2,489,120. The Company incurred total issue costs of $272,692 on the offering. Each special warrant entitles the holder to acquire one common share at any time after the closing of the offering. Any special warrant that has not been exercised will be deemed to be exercised on the day that is five business days after the date on which the last of the receipts for a final prospectus qualifying the distribution of such common shares issued at no additional cost. During fiscal 2001, 208,400 special warrants were exercised and as a result 208,400 common shares were issued. As at June 30, 2002, all of the remaining special warrants were outstanding.

As part of the offering, the Agent was entitled to an additional 600,000 agent's warrants of which 300,000 were issued on the first closing of the private placement and the balance of 300,000 agent's warrants will be held in escrow pending the completion of an initial public offering. The Agent's warrants have the same terms as the warrants sold under the offering.

On March 5, 2002, the original Agent's agreement with respect to the warrants was amended as follows:

(i) the Company can, at any time before August 31, 2003, purchase 240,000 of the 300,000 non-escrowed Agent's s warrants for $144,000. The remaining 60,000 non-escrowed Agent's warrants and 300,000 escrowed Agent's warrants will be cancelled.

(ii) if the Company's shares are trading on an exchange by July 31, 2003 and the share price is greater or equal to $0.60, then the cancellations as noted in
(i)  will  occur;  or

                           ZOOLINK COMMUNICATIONS LTD.
                          NOTES TO FINANCIAL STATEMENTS
                      TEN MONTH PERIOD ENDED JUNE 30, 2002
                         (EXPRESSED IN CANADIAN DOLLARS)

7.     COMMON  SHARES  AND  WARRANTS  (CONTINUED)

(b)     Warrants  (continued)

(iii) if the Company's shares are trading on an exchange by July 31, 2003 and the share price is less than $0.60, then the 300,000 escrowed Agent's warrants are to be cancelled.

(c)     Stock  options

Between October 27, 2000 and July 25, 2001, the Company granted stock options to acquire 670,000 common shares at a cost of $0.60 per share. 520,000 of the options expire on October 25, 2005 and 20,000 options expire on July 15, 2006. During the ten month period ended June 30, 2002, no options have been exercised and 90,000 options have been cancelled on termination of employment in addition to the 40,000 options which had been cancelled on termination of employment in the prior fiscal period. At June 30, 2002, 540,000 of the options were exercisable and the weighted average remaining contractual life of all outstanding options was 3.4 years.

(d)     Additional  stock-based  compensation  information

As discussed in Note 2, the Company accounts for its stock-based awards using the intrinsic value method in accordance with APB Opinion No. 25, Accounting for Stock Issued to Employees, and its related interpretations. Accordingly, no compensation expense has been recognized in the financial statements for employee stock arrangements because the stock option exercise price was not less than the fair value of the underlying common share at the date of the grant.
SFAS No. 123, Accounting for Stock-Based Compensation, requires the disclosure of pro forma net loss as if the Company had adopted the fair value method. The Company's calculations were made using the minimum value method with the following weighted average assumptions: expected life, four years; risk-free interest rate, 4%; and no dividends during the expected term. The Company's calculations are based on a multiple option valuation approach and forfeitures are recognized as they occur. If the computed fair values of the awards had been amortized to expense over the vesting periods of the awards, pro forma net loss would not have been materially different from the amounts reported for the ten month period ended June 30, 2002 and years ended August 31, 2001 and 2000.

                           ZOOLINK COMMUNICATIONS LTD.
                          NOTES TO FINANCIAL STATEMENTS
                      TEN MONTH PERIOD ENDED JUNE 30, 2002
                         (EXPRESSED IN CANADIAN DOLLARS)

8.     GENERAL  AND  ADMINISTRATIVE  EXPENSES

                                         Ten month
                                        period ended  Year ended  Year ended
                                           June 30,   August 31,  August 31,
                                           2002       2001        2000
------------------------------------------------------------------------
Legal, accounting and settlement of claim  $284,620  $ 71,018  $ 38,897
Rent. . . . . . . . . . . . . . . . . . .    95,439    95,549    39,297
Bad debts . . . . . . . . . . . . . . . .    75,387    82,203    29,454
Amortization. . . . . . . . . . . . . . .   196,894   195,626    75,311
Salaries and benefits . . . . . . . . . .   274,897   249,219    33,637
Office. . . . . . . . . . . . . . . . . .    54,245    55,546    29,753
                                           $981,482  $749,161  $246,349
                                           ========  ========  ========

During the ten month period ended June 30, 2002, the Company settled a claim with a supplier for $93,236.


9.     SALES  AND  MARKETING  EXPENSES

                          Ten month
                         period ended  Year ended  Year ended
                            June 30,   August 31,  August 31,
                            2002       2001        2000
-------------------------------------------------------------
Advertising and promotion  $ 81,754  $157,649  $133,942
Consulting fees . . . . .    32,560    23,099    11,764
Salaries and benefits . .   162,066   334,319   117,108
Travel. . . . . . . . . .    28,102    27,715     4,193
                           --------  --------  --------
                           $304,482  $542,782  $267,007
                           ========  ========  ========

10.     RESEARCH  AND  NETWORK  DEVELOPMENT  EXPENSES

                      Ten month
                    period ended  Year ended  Year ended
                       June 30,   August 31,  August 31,
                        2002       2001        2000
--------------------------------------------------------
Line lease. . . . . .  $261,973  $232,996  $112,092
Network development .   211,810   179,527    29,518
Salaries and benefits   368,197   284,822   214,775
                       --------  --------  --------
                       $841,980  $697,345  $356,385
                       ========  ========  ========

                           ZOOLINK COMMUNICATIONS LTD.
                          NOTES TO FINANCIAL STATEMENTS
                      TEN MONTH PERIOD ENDED JUNE 30, 2002
                         (EXPRESSED IN CANADIAN DOLLARS)

11.     LOSS  ON  SALE  OF  RIGHT

In February 2000, ZooLink entered into an arrangement to provide wireless LAN services with Nokia Canada ("Nokia") to the Vancouver Airport Authority. ZooLink had performed services for Nokia in the design and scoping of the project for which ZooLink had been reimbursed. Under the terms of the arrangement, ZooLink was to receive certain revenue share rights in consideration for provision of the integration and operation services. ZooLink performed the services, set up the wireless LAN, and later sold the rights to the revenue share to Softnet Zone, Inc. for $200,000 U.S. ($285,000).

As the fair value of the right was not determinable, the Company recorded the right earned at the fair value of the services rendered ($305,600) as revenue. On disposal in July 2000, the Company recorded a loss of $20,600.


12.     COMMITMENTS

The Company has entered into an agreement for the lease of its office premises for a term expiring July 31, 2012. As at June 30, 2002, the future minimum payments under the facilities lease for the year ending June 30 are due as follows:

                       2003        $     191,217
                       2004              130,845
                       2005              135,508
                       2006              135,266
                       2007              103,527
                       Thereafter        579,706
                                    $  1,276,069
                                   =============

                           ZOOLINK COMMUNICATIONS LTD.
                          NOTES TO FINANCIAL STATEMENTS
                      TEN MONTH PERIOD ENDED JUNE 30, 2002
                         (EXPRESSED IN CANADIAN DOLLARS)

13.     INCOME  TAXES

The reported income tax recovery differs from the amount computed by applying the Canadian basic statutory rates to the net loss. The reasons for this difference and the related tax effects are as follows:

                                          Ten month
                                         period ended  Year ended  Year ended
                                            June 30,   August 31,  August 31,
                                              2002       2001        2000
-----------------------------------------------------------------------------
Canadian basic statutory tax rate. . . .         18%         18%        19%
                                          ----------  ----------  ---------

Expected income tax recovery . . . . . .  $(253,500)  $(121,582)  $ 21,052
Losses producing no current  tax benefit    253,500     121,582          -
Benefit of losses utilized . . . . . . .          -           -    (21,052)
                                          $       -   $       -   $      -
                                          ==========  ==========  =========

Deferred income taxes result principally from temporary differences in the recognition of certain revenue and expense items for financial and income tax reporting purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:

                                                    June 30,    August 31,
                                                       2002        2001
--------------------------------------------------------------------------
Deferred income tax assets
Tax loss carry forwards. . . . . . . . . . . . . .  $ 400,950   $ 126,740
Valuation allowance for deferred income tax assets   (400,950)   (126,740)
                                                    ----------  ----------
Net deferred income tax assets . . . . . . . . . .  $       -   $       -
                                                    ==========  ==========
Deferred income tax liabilities
Book and tax base differences on assets. . . . . .  $       -   $       -
                                                    ----------  ----------
Net deferred income tax liabilities. . . . . . . .  $       -   $       -
                                                    ==========  ==========


Due to the uncertainty surrounding the realization of the deferred income tax assets in deferred income tax returns, the Company has a 100% valuation allowance against its deferred income tax assets. The net change in the valuation allowance for the ten month period ended June 30, 2002 and for the year ended August 31, 2001 was a provision of $274,210 and $118,672, respectively.

At June 30, 2002, the Company has approximately $2.2 million of losses for tax purposes available at various dates until 2009, to be carried forward and applied against deferred income for tax purposes. The potential deferred tax benefits relating to these items has not been reflected in these financial statements.

                           ZOOLINK COMMUNICATIONS LTD.
                          NOTES TO FINANCIAL STATEMENTS
                      TEN MONTH PERIOD ENDED JUNE 30, 2002
                         (EXPRESSED IN CANADIAN DOLLARS)

14.     FINANCIAL  INSTRUMENTS

(a)     Fair  value

The Company has financial instruments which include cash and cash equivalents, accounts receivable and other, deposits, accounts payable and accrued liabilities, a bank loan and obligations under capital lease. The carrying value of these instruments approximates fair value at June 30, 2002 and August 31, 2001.

(b)     Credit  risk

The Company currently derives revenue primarily from a large number of customers. These customers are geographically dispersed and the Company closely monitors credit granted to each customer.

(c)     Foreign  exchange  risk

The Company undertakes sales and purchases in U.S. dollars and as such is subject to risk due to fluctuations in exchange rates. The Company does not use derivative instruments to reduce its exposure to foreign exchange risk.


15.     SUBSEQUENT  EVENT

Subsequent to June 30, 2002, the Company entered into a share exchange agreement with Netj.com Corp. ("Netj"), a Nevada corporation whose securities trade on the National Quotation Bureau's Pink Sheets. Netj will acquire all of the outstanding shares of the Company in exchange for 12,000,000 shares of Netj. Upon completion of the transaction the shareholders of the Company will hold 58.5% of Netj. As a result, the transaction is expected to be accounted for as a reverse takeover, with the Company identified as the accounting parent.

--------------------------------------------------------------------------------

                                     ANNEX E

                Pro-forma statements as at June 30, 2002 for NetJ

--------------------------------------------------------------------------------

                                 NETJ.COM CORP.
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET
                         (EXPRESSED IN CANADIAN DOLLARS)

                                                        ZooLink
                                                    Communications   Netj.com
                                                        Ltd.,         Corp.,
                                                        June 30,     June 30,     Pro Forma          Pro Forma
                                                         2002          2002       Adjustments    Consolidated
---------------------------------------------------------------------------------------------------------------
ASSETS

Current
Cash and cash equivalents . . . . . . . . . . . . .  $   171,679   $     1,960   $          -   $     173,639
Accounts receivable and other . . . . . . . . . . .      124,524             -              -         124,524
Prepaid expenses and deposits . . . . . . . . . . .       63,165             -              -          63,165
                                                     ------------  ------------  -------------  --------------
Total current assets .. . . . . . . . . . . . . . .      359,368         1,960              -         361,328
Capital assets, net . . . . . . . . . . . . . . . .      630,169             -              -         630,169
Total assets. . . . . . . . . . . . . . . . . . . .  $   989,537   $     1,960   $          -   $     991,497
                                                     ============  ============  =============  ==============

LIABILITIES

Current
Bank loan . . . . . . . . . . . . . . . . . . . . .  $   115,706   $         -   $          -   $     115,706
Accounts payable .. . . . . . . . . . . . . . . . .      160,734     1,095,257     (1,095,257)        160,734
Accounts payable - related party. . . . . . . . . .            -       870,607       (870,607)              -
Accrued liabilities . . . . . . . . . . . . . . . .       51,856             -              -          51,856
Deferred revenue. . . . . . . . . . . . . . . . . .       47,263             -              -          47,263
Current portion of obligations under capital lease.      130,350             -              -         130,350
Total current assets .. . . . . . . . . . . . . . .      505,909     1,965,864     (1,965,864)        505,909
Obligations under capital lease . . . . . . . . . .       82,240             -              -          82,240
                                                     ------------  ------------  -------------  --------------
Total liabilities . . . . . . . . . . . . . . . . .      588,149     1,965,864     (1,965,864)        588,149
                                                     ------------  ------------  -------------  --------------

SHAREHOLDERS' EQUITY (DEFICIENCY IN ASSETS)

Warrants. . . . . . . . . . . . . . . . . . . . . .    2,119,155             -     (2,119,155)              -
Common shares and additional paid-in capital. . . .      397,393       539,238      1,582,879       2,519,510
Less:  subscriptions receivable . . . . . . . . . .            -        (1,002)             -          (1,002)
Deficit . . . . . . . . . . . . . . . . . . . . . .   (2,115,160)   (2,502,140)     2,502,140      (2,115,160)
                                                     ------------  ------------  -------------  --------------
Total shareholders' equity (deficiency in assets) .      401,388    (1,963,904)     1,965,864         403,348
                                                     ------------  ------------  -------------  --------------
Total liabilities and shareholders' equity. . . . .  $   989,537   $     1,960   $          -   $     991,497
(deficiency in assets)                               ============  ============  =============  ==============

                                 NETJ.COM CORP.
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                         (EXPRESSED IN CANADIAN DOLLARS)

                                                      ZooLink
                                                  Communications        Netj.com
                                                       Ltd.,             Corp.,
                                              2 months     10 months   12 months
                                               ended         ended       ended
                                             August 31,    June 30,     June 30,    Pro Forma       Pro Forma
                                               2001          2002         2002     Adjustments    Consolidated
----------------------------------------------------------------------------------------------------------------
Revenues. . . . . . . . . . . . . . . . .  $   295,180   $   816,228   $       -   $          -  $   1,111,408
                                           ------------  ------------  ----------  ------------  --------------

Expenses
General and administrative expenses  .. .      139,268       981,482     737,457              -      1,858,207
Sales and marketing . . . . . . . . . . .       81,382       304,482           -              -        385,864
Research and network development. . . . .      185,864       841,980           -              -      1,027,844
Total expenses. . . . . . . . . . . . . .      406,514     2,127,944     737,457              -      3,271,915
                                           ------------  ------------  ----------  ------------  --------------
Operating loss. . . . . . . . . . . . . .     (111,334)   (1,311,716)   (737,457)             -     (2,160,507)
Interest income . . . . . . . . . . . . .       18,839        24,315           -              -         43,154
Interest expense. . . . . . . . . . . . .       (9,302)      (61,887)          -              -        (71,189)
                                           ------------  ------------  ----------  ------------
Net loss. . . . . . . . . . . . . . . . .  $  (101,797)  $(1,349,288)  $(737,457)  $          -  $  (2,188,542)
                                           ============  ============  ==========  ============  ==============


Loss per share, basic and diluted . . . .                                                          $     (0.11)
                                                                                                   ============

Weighted average number of common
shares (with retroactive effect of share
capital rollback) . . . . . . . . . . . .                                                           20,515,000
                                                                                                   ============

                                 NETJ.COM CORP.
  NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                            YEAR ENDED JUNE 30, 2002
                         (EXPRESSED IN CANADIAN DOLLARS)


The following unaudited pro forma condensed consolidated statement of operations for the year ended June 30, 2002 and the unaudited pro forma condensed consolidated balance sheet as of June 30, 2002 have been prepared to illustrate the estimated effects of the legal acquisition of ZooLink.

Pursuant to the share exchange agreement, Netj.com will acquire 100% of the common shares (including the conversion of 4,540,134 warrants with a carrying value of $2,119,155) of ZooLink in exchange for 12,000,000 shares of Netj.com common stock which immediately after the closing will equal 58.5% of the shares of Netj.com common stock outstanding. Based on 12,108,000 shares of Netj.com common stock currently outstanding, Netj.com will issue 14,000,000 shares on settlement of debts of USD$70,000, roll back its share capital (1 new share for each 100 old shares outstanding), issue 19,508,920 new shares in settlement of additional debts of USD$687,123, use USD$110,000 of share subscriptions (received subsequent to June 30, 2002) to settle USD$421,012 in debts, issue 10,000,000 new shares for the share subscriptions received, be forgiven related party debts of USD$116,048, cancel 21,268,359 new shares for nominal consideration and issue an additional 12,000,000 shares of its common stock to the stockholders and warrant holders of ZooLink which will result in a total of 20,515,000 shares outstanding immediately after the completion of the acquisition.

The combination is being accounted for as a purchase business combination as defined by Statement of Financial Accounting Standards No. 141, Business Combinations. Because ZooLink stockholders will own a majority of the outstanding shares of the combined company upon completion of the combination, the combination will be accounted for as a reverse acquisition in which Netj.com will survive as the combined company. Accordingly, for accounting purposes, Netj.com is treated as the acquired company and ZooLink is treated as the acquiring company and the historical financial statements will become those of the combined company after the combination, and as such, ZooLink's year end of June 30, 2002 will be utilized for pro forma purposes. Under reverse acquisition accounting, the purchase price of Netj.com is based upon the fair value of Netj.com common stock and the fair value of Netj.com stock options. The purchase price of Netj.com will be allocated to the assets and liabilities of Netj.com assumed by ZooLink, as the acquiring company for accounting purposes, based on their estimated fair market values at the acquisition date.

The unaudited pro forma consolidated statement of operations for the year ended June 30, 2002 gives effect to the combination as if it has occurred on July 1, 2001. For pro forma purposes, the information is based on Netj.com's historical unaudited financial statements for the 12-month period ended June 30, 2002. The statement of operations for the 12-month period ended June 30, 2002 is unaudited and was derived from amounts contained in Netj.com's quarterly and annual filings with the SEC. The information is further based on ZooLink's historical audited financial statements for the ten month period ended June 30, 2002 and unaudited statement of operations for the 2-month period ended August 31, 2001. The unaudited pro forma consolidated balance sheet gives effect to the combination as if it had occurred on June 30, 2002.

The pro forma adjustments are based on currently available information and upon estimates and assumptions that we believe are reasonable under the circumstances. A final determination of the allocation of the purchase price to the assets acquired and liabilities assumed has not been made, and the allocation reflected in the unaudited pro forma consolidated financial statements should be considered preliminary and is subject to the completion of a more comprehensive valuation of the assets acquired and liabilities assumed. The final allocation of purchase price could differ materially from the pro forma allocation included herein. You should read the accompanying unaudited pro forma consolidated financial data and the related notes in conjunction with the audited and unaudited historical financial statements and related notes for Netj.com and ZooLink included elsewhere in this proxy statement. We provide the accompanying unaudited pro forma consolidated financial statements for informational purposes only. It is not necessarily indicative of the results that will be achieved for future periods and does not purport to represent what our financial position or results of operations would actually have been if the acquisition of ZooLink had, in fact, occurred on July 1, 2001.

The pro forma consolidated financial statements included herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to such rules and regulations. However, we believe that the disclosures are adequate to make the information not misleading.

The pro forma consolidated financial statements reflect the translation of the financial statements of Netj.com into the Canadian dollar, ZooLink's functional and reporting currency as is required under the relevant U.S. generally accepted accounting principles. Substantially all of the operations of Netj.com will, after the transaction, be conducted in Canadian dollars. Netj.com is an inactive company and has few assets and operations in the U.S. The assets and liabilities of Netj.com have been translated into Canadian dollars using the rate of exchange in effect at the balance sheet date (USD$1 = CAD$1.519). Revenue and expense items are translated at the average rate during the period (USD$1 = CAD$1.568). The selection of the Canadian dollar as the functional and reporting currency produces little or no foreign currency translation effects.

The pro forma loss per share has been calculated using the number of new common shares of Netj.com outstanding after the business combination, on the basis that they were issued and outstanding for the entire year.